UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04367

Columbia Funds Series Trust I

(Exact name of registrant as specified in charter)

225 Franklin Street

Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Ryan Larrenaga

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 345-6611

Date of fiscal year end: October 31

Date of reporting period: October 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report
October 31, 2017
Columbia California Tax-Exempt Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The current outlook for financial markets is clouded by two primary concerns: the high valuation of equities and the direction of interest rates. Following the U.S. presidential election, U.S. equities rallied based on the assumption that the new administration’s policies would stimulate growth quickly. Unfortunately it’s unclear whether those measures will get passed, much less passed quickly. In fixed income, uncertainty stems from the possibility that interest rates won’t rise as rapidly as expected if the administration’s proposed growth policies are not implemented.
Given this uncertainty, investors value a consistent approach more than ever. Investors want strong, repeatable risk-adjusted returns. Consistency — not surprises. As a leading global asset manager, we believe our consistent, collaborative investment approach enables us to deliver the dependable experience your portfolio demands. So, how do we strive to deliver a consistent investment experience?
Better insights
Your portfolio benefits from the investment insights uncovered by our talented investment teams around the world.
Better decisions
Our collaborative, interactive environment enables our investment teams to construct portfolios that take advantage of the best investment ideas.
Better outcomes
We aim to deliver a consistent experience, which means fewer surprises, dependable insights, and products designed to do the thing you want.
Whether you’re trying to save money to help your children go to college or for your own retirement, it’s the consistency of the return that is most essential. People who chase higher returns are usually also the first to sell when that investment goes through a bad patch. We try to combat this behavioral tendency by offering strategies that aim for a more consistent return. Our goal is for investors to panic less during periods of volatility, which can have a significant effect on their long-term results.
Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets can do what matters most to them: build a nest egg, leave a legacy, and live confidently — now and throughout retirement. It’s why our talented professionals around the world work together to uncover uncommon opportunities and why our process encourages challenge and debate around our most compelling ideas to ensure better informed investment decisions, which hopefully lead to better outcomes for you.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2017 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia California Tax-Exempt Fund   |  Annual Report 2017

Columbia California Tax-Exempt Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia California Tax-Exempt Fund (the Fund) seeks total return, consisting of current income exempt from federal income tax and California individual income tax and of capital appreciation, consistent with moderate fluctuation of principal.
Portfolio management
Catherine Stienstra
Co-manager
Managed Fund since 2010
Anders Myhran, CFA
Co-manager
Managed Fund since 2016
Average annual total returns (%) (for the period ended October 31, 2017)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	06/16/86	1.49	3.68	4.89
	Including sales charges		-1.61	3.05	4.57
Class C	Excluding sales charges	08/01/97	1.03	3.22	4.41
	Including sales charges		0.06	3.22	4.41
Class R4*		03/19/13	1.75	3.92	5.01
Class R5*		03/01/16	1.75	3.75	4.92
Class Y*		03/01/17	1.67	3.72	4.91
Class Z		09/19/05	1.74	3.91	5.14
Bloomberg Barclays California Municipal Bond Index			2.18	3.40	4.74
Bloomberg Barclays Municipal Bond Index			2.19	3.00	4.50
Returns for Class A are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Effective November 1, 2017, Class R4, Class R5, Class Y and Class Z shares were renamed Advisor Class, Institutional 2 Class, Institutional 3 Class and Institutional Class shares, respectively. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Barclays California Municipal Bond Index is a subset of the Bloomberg Barclays Municipal Bond Index consisting solely of bonds issued by obligors located in the state of California.
The Bloomberg Barclays Municipal Bond Index is an unmanaged index considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia California Tax-Exempt Fund | Annual Report 2017

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (October 31, 2007 — October 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia California Tax-Exempt Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Quality breakdown (%) (at October 31, 2017)
AAA rating	0.6
AA rating	26.8
A rating	40.1
BBB rating	23.1
BB rating	2.0
B rating	0.6
Not rated	6.8
Total	100.0
Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
Columbia California Tax-Exempt Fund | Annual Report 2017	3

Manager Discussion of Fund Performance
For the 12-month period that ended October 31, 2017, the Fund’s Class A shares returned 1.49% excluding sales charges. The Fund’s Class Z shares returned 1.74% for the same time period. The Fund’s benchmark, the Bloomberg Barclays California Municipal Bond Index, returned 2.18%, and the broad Bloomberg Barclays Municipal Bond Index, returned 2.19% for the same period. While duration and yield curve positioning proved effective, credit quality positioning, sector allocation and security selection overall produced mixed results.
Tax-exempt bond market posted modest gains amid mixed macro backdrop
The tax-exempt fixed-income market overall posted modest gains during the period amid mixed macro influences. The defining event of the period, though it came early on, was likely the U.S. presidential election. The market euphoria following the surprise results, driven by overnight re-evaluations around regulation, fiscal spending, inflation and pro-economic growth policies regarding health care, infrastructure spending and tax reform, sent equities higher and bond prices lower. Municipal bond yields were already under pressure from record new issue supply when the post-election sell-off in November 2016 sent the market into its worst month of total return since 2008. However, as often happens, financial markets got a little ahead of themselves and conditions started to reverse in December 2016. The Federal Reserve (the Fed) raised the targeted federal funds rate near the end of 2016, and markets barely blinked. This relative calm, along with an ongoing search for yield and Washington D.C. gridlock, tempered concerns about the potential for accelerating economic growth and higher inflation and produced all but two months of positive total returns within the municipal bond market from December 2016 through October 2017, even as the Fed raised interest rates twice more — in March and June 2017. Market concerns about broad tax reform also ebbed, given proposals actively under consideration by Congress at the end of the period.
The municipal bond market was aided by subdued supply in the first ten months of 2017, down approximately 18% on a year over year basis, with less refunding, which was greeted by steady demand from investors, as evidenced by about $15 billion of mutual fund inflows. Despite unfunded liabilities and budgetary stress in some notable credits, municipal bond market fundamentals also remained sound, as the U.S. economy remained in a phase of steady, albeit gradual, improvement. It is also well worth noting that independent ratings agency Moody’s considered California one of the nation’s leading state economies, with the technology sector leading its expansion and supported by a high-quality labor force and robust income growth propelling strong real estate demand.
Overall, AAA-rated municipal bond yields rose across all maturities during the period. Lower quality municipal bonds generally outperformed their higher quality counterparts. During the period, municipal bonds significantly outperformed U.S. Treasuries.
Security selection, sector allocation and credit quality positioning generated mixed results
The primary detractor from relative performance was issue selection among resource recovery revenue bonds and state general obligation bonds. Resource recovery revenue bonds are municipal bonds used to construct a waste processing or recycling center. The coupons and principal on a resource recovery revenue bond are secured by the fees paid by users of the center and/or by the sale of the recycled products. On the positive side, security selection among local general obligation bonds and within the education and hospital sectors proved particularly effective during the period. Also boosting relative results was having overweights to the special tax and hospital sectors, which each outperformed the benchmark during the period, and having an underweight to the state general obligations sector, which lagged the benchmark during the period. It is worth noting that the Fund did not hold any Puerto Rico bonds during the period.
From a credit quality perspective, issue selection among bonds rated A and Baa1 dampened relative results, which was partially offset by the positive contributions made by having underweight allocations to bonds rated AAA and AA, overweight allocations to bonds rated A and BBB and exposure to non-rated securities.
Duration and yield curve positioning overall added value
The Fund benefited from its combined duration and yield curve positioning. The Fund had a longer duration than the benchmark, which helped as longer maturity tax-exempt bonds modestly outperformed shorter term tax-exempt maturities during the period. For similar reasons, having an overweight relative to the benchmark in bonds with maturities of 10 to 20 years and a relative underweight in bonds with shorter maturities contributed positively.
4	Columbia California Tax-Exempt Fund | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
Fundamental analysis drove portfolio changes
We adjusted the Fund’s duration during the period as market conditions shifted, ending the period with a longer duration relative to that of the benchmark than the Fund had at the start of the period. Heading into the November 2016 U.S. elections, we were particularly cautious. We then used the post-election sell-off in the market to purchase longer maturity bonds as we sought to lock in higher yields. We subsequently reduced the Fund’s duration ahead of tax season and then extended after it appeared that the typical seasonal pattern of increased supply did not play out as we expected. The longer duration was maintained during the summer months as we believed this would be a strong period for the market based on technical, or supply/demand, factors.
We increased the Fund’s exposure to BBB securities as we sought to buoy the Fund’s income. From a sector perspective, we increased the Fund’s exposure to hospital, alternative minimum tax airport and toll facilities bonds based on our expectation that the alternative minimum tax might be repealed with tax reform. We also added to the Fund’s positions in the education, continuing care retirement communities (CCRC) and charter schools sectors. We reduced the Fund’s exposure to pre-refunded bonds and state general obligation bonds. (Pre-refunded bonds, also known as advance refunded bonds, are subject to a procedure in which a bond issuer floats a second bond at a lower interest rate, and the proceeds from the sale of the second bond are invested, usually in Treasury securities, which in turn, are held in escrow collateralizing the first bond. Advance refunded bonds no longer represent the credit risk profile of the original borrower, and given the high credit quality of the escrow account they often increase in value — sometimes significantly.)
As always, the Fund’s emphasis remains on generating both a high level of income generally exempt from federal income tax and California state and local taxes as well as capital appreciation, consistent with moderate fluctuation of principal.
Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state’s financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of the Fund’s portfolio may be more volatile than a more geographically diversified fund. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state or local taxes. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia California Tax-Exempt Fund | Annual Report 2017	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
May 1, 2017 — October 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,029.70	1,021.30	4.24	4.22	0.82
Class C	1,000.00	1,000.00	1,027.40	1,019.01	6.56	6.53	1.27
Class R4	1,000.00	1,000.00	1,031.10	1,022.57	2.95	2.94	0.57
Class R5	1,000.00	1,000.00	1,031.00	1,022.63	2.90	2.89	0.56
Class Y	1,000.00	1,000.00	1,031.30	1,022.88	2.64	2.63	0.51
Class Z	1,000.00	1,000.00	1,031.00	1,022.57	2.95	2.94	0.57
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Columbia California Tax-Exempt Fund | Annual Report 2017

Portfolio of Investments
October 31, 2017
(Percentages represent value of investments compared to net assets)
Floating Rate Notes 0.4%
Issue Description	Effective Yield	Principal Amount ($)	Value ($)
Variable Rate Demand Notes 0.4%
State of California(a),(b)
Unlimited General Obligation Bonds
Kindergarten
VRDN Series 2013A2 (State Street)
05/01/2034	0.800%	2,350,000	2,350,000
Total Floating Rate Notes (Cost $2,350,000)			2,350,000

Municipal Bonds 98.5%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Airport 7.9%
City of Fresno Airport(c)
Refunding Revenue Bonds
Series 2013B AMT (BAM)
07/01/2028	5.000%	500,000	559,450
07/01/2030	5.125%	1,050,000	1,173,501
City of Los Angeles Department of Airports(c)
Revenue Bonds
Los Angeles International Airport
Subordinated Series 2017 AMT
05/15/2041	5.000%	1,500,000	1,715,925
Subordinated Series 2017A AMT
05/15/2047	5.000%	1,250,000	1,439,188
County of Orange Airport
Revenue Bonds
Series 2009A
07/01/2039	5.250%	2,500,000	2,650,025
County of Sacramento Airport System
Refunding Revenue Bonds
Subordinated Series 2016B
07/01/2041	5.000%	5,500,000	6,306,465
Revenue Bonds
Senior Series 2009B
07/01/2039	5.750%	3,000,000	3,096,240
County of Sacramento Airport System(c)
Revenue Bonds
Senior Series 2008B (AGM) AMT
07/01/2039	5.250%	1,000,000	1,022,910
Norman Y. Mineta San Jose International Airport(c)
Refunding Revenue Bonds
Series 2017A AMT
03/01/2047	5.000%	3,000,000	3,414,330
San Diego County Regional Airport Authority(c)
Revenue Bonds
Subordinated Series 2017B AMT
07/01/2047	5.000%	1,000,000	1,149,470
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
San Francisco City & County Airport Commission - San Francisco International Airport(c)
Refunding Revenue Bonds
2nd Series 2008-34E (AGM) AMT
05/01/2025	5.750%	1,500,000	1,534,260
2nd Series 2011F AMT
05/01/2029	5.000%	5,210,000	5,774,503
Revenue Bonds
San Francisco International Airport
Series 2016 AMT
05/01/2041	5.000%	3,305,000	3,800,221
Series 2014A AMT
05/01/2044	5.000%	6,000,000	6,707,340
Total			40,343,828
Charter Schools 4.2%
California Municipal Finance Authority(d)
Revenue Bonds
Julian Charter School Project
Series 2015A
03/01/2045	5.625%	3,000,000	3,036,540
California School Finance Authority(d)
Refunding Revenue Bonds
Aspire Public Schools
Series 2016
08/01/2041	5.000%	1,750,000	1,916,740
08/01/2046	5.000%	2,250,000	2,440,597
Revenue Bonds
Alliance College-Ready Public Schools
Series 2015
07/01/2035	5.000%	3,010,000	3,343,117
07/01/2045	5.000%	1,705,000	1,861,161
Green Dot Public School Project
Series 2015A
08/01/2035	5.000%	1,510,000	1,644,269
KIPP LA Projects
Series 2014A
07/01/2044	5.125%	1,000,000	1,122,310
Series 2015A
07/01/2045	5.000%	1,000,000	1,129,350
Series 2017
07/01/2047	5.000%	1,500,000	1,686,990
River Springs Charter School Project
Series 2015
07/01/2046	6.375%	3,000,000	3,152,520
07/01/2046	6.375%	420,000	441,353
Total			21,774,947

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia California Tax-Exempt Fund | Annual Report 2017	7

Portfolio of Investments  (continued)
October 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Health Services 1.2%
California Municipal Finance Authority
Refunding Revenue Bonds
Harbor Regional Center Project
Series 2015
11/01/2039	5.000%	2,000,000	2,243,240
Inland Regional Center Project
Series 2015
06/15/2045	5.000%	3,500,000	3,777,865
Total			6,021,105
Higher Education 7.4%
California Educational Facilities Authority
Refunding Revenue Bonds
Loma Linda University
Series 2017A
04/01/2047	5.000%	4,250,000	4,801,097
University of the Pacific
Series 2015
11/01/2036	5.000%	2,000,000	2,282,540
Revenue Bonds
California Lutheran University
Series 2008
10/01/2038	5.750%	3,000,000	3,115,530
Chapman University
Series 2011
04/01/2031	5.000%	4,375,000	4,841,069
Series 2015
04/01/2040	5.000%	2,500,000	2,808,875
Loyola Marymount University
Series 2010A
10/01/2040	5.125%	1,250,000	1,332,225
California Municipal Finance Authority
Refunding Revenue Bonds
Azusa Pacific University
Series 2015B
04/01/2041	5.000%	4,500,000	4,867,065
Biola University
Series 2017
10/01/2039	5.000%	1,000,000	1,162,010
Revenue Bonds
Biola University
Series 2013
10/01/2038	5.000%	1,000,000	1,088,950
10/01/2042	5.000%	2,360,000	2,563,314
California Statewide Communities Development Authority(d)
Refunding Revenue Bonds
California Baptist University
Series 2017A
11/01/2041	5.000%	1,875,000	2,024,137
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
California Statewide Communities Development Authority
Revenue Bonds
California Baptist University
Series 2014A
11/01/2043	6.375%	3,000,000	3,480,540
Lancer Plaza Project
Series 2013
11/01/2033	5.625%	1,400,000	1,582,294
11/01/2043	5.875%	1,875,000	2,111,869
Total			38,061,515
Hospital 14.0%
California Health Facilities Financing Authority
Refunding Revenue Bonds
El Camino Hospital
Series 2015A
02/01/2040	5.000%	5,000,000	5,595,950
Sutter Health
Series 2017A
11/15/2048	4.000%	3,000,000	3,122,400
Revenue Bonds
Dignity Health
Series 2009E
07/01/2025	5.625%	1,125,000	1,208,688
Series 2011A
03/01/2041	5.250%	3,000,000	3,253,020
El Camino Hospital
Series 2017
02/01/2047	5.000%	4,000,000	4,555,800
Kaiser Permanente
Subordinated Series 2017A-2
11/01/2044	4.000%	7,000,000	7,347,690
Lucile Packard Stanford Hospital
Series 2016
08/15/2055	5.000%	1,000,000	1,135,340
Lucile Salter Packard Children’s Hospital
Series 2017
11/15/2056	5.000%	1,000,000	1,147,960
St. Joseph Health System
Series 2009A
07/01/2029	5.500%	1,500,000	1,607,565
Series 2013A
07/01/2037	5.000%	2,000,000	2,268,120
Sutter Health Obligation Group
Series 2011B
08/15/2031	5.875%	1,815,000	2,041,494
California Municipal Finance Authority
Refunding Revenue Bonds
Community Medical Centers
Series 2015A
02/01/2040	5.000%	2,000,000	2,217,420

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia California Tax-Exempt Fund | Annual Report 2017

Portfolio of Investments  (continued)
October 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2017A
02/01/2042	4.000%	2,000,000	2,038,680
02/01/2047	5.000%	2,000,000	2,232,120
California Public Finance Authority
Refunding Revenue Bonds
Henry Mayo Newhall Memorial Hospital
Series 2017
10/15/2047	5.000%	4,000,000	4,389,960
California Statewide Communities Development Authority
Refunding Revenue Bonds
Adventist Health System West
Series 2015
03/01/2035	5.000%	3,850,000	4,411,522
Huntington Memorial Hospital
Series 2014B
07/01/2044	5.000%	1,000,000	1,120,820
Redlands Community Hospital OB
Series 2016
10/01/2046	5.000%	1,000,000	1,109,370
Revenue Bonds
Henry Mayo Newhall Memorial Hospital
Series 2014A (AGM)
10/01/2043	5.250%	3,120,000	3,489,845
Loma Linda University Medical Center
Series 2014
12/01/2054	5.500%	3,660,000	4,021,535
Sutter Health
Series 2011A
08/15/2042	6.000%	2,000,000	2,249,300
California Statewide Communities Development Authority(d)
Revenue Bonds
Loma Linda University Medical Center
Series 2016A
12/01/2056	5.250%	500,000	543,485
City of Torrance
Revenue Bonds
Torrance Memorial Medical Center
Series 2010A
09/01/2030	5.000%	3,000,000	3,217,170
Kaweah Delta Health Care District
Revenue Bonds
Series 2015B
06/01/2040	5.000%	4,770,000	5,253,392
Palomar Health
Refunding Revenue Bonds
Series 2016
11/01/2039	5.000%	2,000,000	2,205,480
Total			71,784,126
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Investor Owned 0.2%
City of Chula Vista
Revenue Bonds
San Diego Gas & Electric Co.
Series 2004D
01/01/2034	5.875%	1,000,000	1,069,540
Local Appropriation 2.5%
Anaheim Public Financing Authority
Refunding Revenue Bonds
Series 2014A
05/01/2046	5.000%	1,000,000	1,146,490
City & County of San Francisco
Certificate of Participation
Moscone Convention Center Expansion
Series 2017
04/01/2038	4.000%	5,000,000	5,274,000
City of Modesto
Certificate of Participation
Community Center Refinancing Project
Series 1993A (AMBAC)
11/01/2023	5.000%	1,560,000	1,628,687
Sacramento City Schools Joint Powers Financing Authority
Refunding Revenue Bonds
Series 2006A (BAM)
03/01/2040	5.000%	2,000,000	2,251,080
San Mateo County Board of Education
Refunding Certificate of Participation
Series 2009
06/01/2035	5.250%	2,000,000	2,086,260
Victor Elementary School District
Certificate of Participation
School Construction Refinancing Project
Series 1996 (NPFGC)
05/01/2018	6.450%	635,000	651,605
Total			13,038,122
Local General Obligation 7.6%
Central Unified School District
Unlimited General Obligation Bonds
Election 2016
Series 2017A
08/01/2047	4.000%	1,500,000	1,567,740
Central Valley Schools Financing Authority
General Obligation Refunding Revenue Bonds
School District Program
Series 1998A (NPFGC)
02/01/2018	6.450%	85,000	86,031

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia California Tax-Exempt Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
October 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Chabot-Las Positas Community College District
Unlimited General Obligation Bonds
Election 2016
Series 2017A
08/01/2042	4.000%	2,250,000	2,387,992
Conejo Valley Unified School District(e)
Unlimited General Obligation Bonds
Series 2015A (AGM)
08/01/2029	0.000%	1,650,000	1,080,008
08/01/2030	0.000%	1,000,000	614,460
East Side Union High School District
Unlimited General Obligation Refunding Bonds
Series 2003B (NPFGC)
08/01/2026	5.250%	2,010,000	2,385,609
Glendale Unified School District(e)
Unlimited General Obligation Refunding Bonds
Series 2015B
09/01/2031	0.000%	1,900,000	1,171,103
09/01/2032	0.000%	1,000,000	584,070
Long Beach Unified School District(e)
Unlimited General Obligation Bonds
Series 2015D-1
08/01/2032	0.000%	1,500,000	878,970
Los Angeles Unified School District
Unlimited General Obligation Bonds
Series 2009D
01/01/2034	5.000%	750,000	797,055
Manteca Unified School District(e)
Unlimited General Obligation Bonds
Capital Appreciation-Election of 2004
Series 2006 (NPFGC)
08/01/2032	0.000%	5,440,000	3,304,038
Marin Healthcare District
Unlimited General Obligation Bonds
Election 2013
Series 2017A
08/01/2047	4.000%	2,500,000	2,640,475
Monterey Peninsula Community College District(e)
Unlimited General Obligation Refunding Bonds
Series 2016
08/01/2032	0.000%	3,500,000	2,208,325
08/01/2033	0.000%	2,000,000	1,203,080
Oakland Unified School District/Alameda County
Unlimited General Obligation Bonds
Election of 2006
Series 2012A
08/01/2022	5.000%	750,000	833,333
Series 2015A
08/01/2040	5.000%	1,000,000	1,158,260
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Pomona Unified School District(e)
Unlimited General Obligation Bonds
Series 2016G (AGM)
08/01/2033	0.000%	1,000,000	579,040
08/01/2034	0.000%	1,610,000	891,618
Poway Unified School District(e)
Unlimited General Obligation Bonds
Improvement District No. 2007-1-A
Series 2009
08/01/2030	0.000%	2,295,000	1,552,476
Riverside Community College District(e)
Unlimited General Obligation Bonds
Election of 2004
Series 2015E
08/01/2030	0.000%	600,000	386,136
08/01/2031	0.000%	1,000,000	606,060
Rocklin Unified School District(e)
Unlimited General Obligation Bonds
Capital Appreciation
Series 1995C (NPFGC)
07/01/2020	0.000%	2,580,000	2,351,799
San Diego Unified School District(e)
Unlimited General Obligation Bonds
Capital Appreciation Bonds
Series 2016I
07/01/2034	0.000%	5,000,000	2,710,150
San Gorgonio Memorial Health Care District
Unlimited General Obligation Refunding Bonds
Series 2014
08/01/2039	5.000%	4,000,000	4,415,760
Sierra Kings Health Care District
Unlimited General Obligation Refunding Bonds
Series 2015
08/01/2037	5.000%	1,500,000	1,674,075
Simi Valley Unified School District
Refunding Certificate of Participation
Capital Improvement Projects
Series 1998 (AMBAC)
08/01/2022	5.250%	925,000	1,016,658
Total			39,084,321
Multi-Family 2.6%
California Municipal Finance Authority(f)
Refunding Revenue Bonds
Caritas Projects
Series 2017A
08/15/2042	4.000%	1,000,000	1,008,800
California Municipal Finance Authority
Revenue Bonds
Bowles Hall Foundation
Series 2015A
06/01/2050	5.000%	1,250,000	1,356,525

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia California Tax-Exempt Fund | Annual Report 2017

Portfolio of Investments  (continued)
October 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Caritas Affordable Housing
Senior Series 2014
08/15/2049	5.250%	3,500,000	3,833,235
Subordinated Series 2014
08/15/2049	5.875%	1,000,000	1,102,250
California Statewide Communities Development Authority
Refunding Revenue Bonds
CHF Irvine LLC
Series 2016
05/15/2040	5.000%	1,000,000	1,139,920
University of California Irvine East Campus Apartments
Series 2012
05/15/2031	5.125%	2,000,000	2,182,280
Revenue Bonds
Series 2017
05/15/2047	5.000%	2,500,000	2,860,650
Total			13,483,660
Municipal Power 0.8%
City of Riverside Electric
Revenue Bonds
Series 2008D (AGM)
10/01/2028	5.000%	1,325,000	1,371,229
City of Vernon Electric System
Revenue Bonds
Series 2012A
08/01/2030	5.000%	1,000,000	1,103,670
Unrefunded Revenue Bonds
Series 2009A
08/01/2021	5.125%	1,340,000	1,417,935
Total			3,892,834
Other Bond Issue 0.8%
City of Long Beach Marina System
Revenue Bonds
Series 2015
05/15/2040	5.000%	2,000,000	2,213,940
San Diego County Regional Airport Authority
Revenue Bonds
Consolidated Rental Car Facility Project
Series 2014A
07/01/2044	5.000%	1,500,000	1,693,455
Total			3,907,395
Ports 2.1%
Port Commission of the City & County of San Francisco
Revenue Bonds
Series 2010A
03/01/2040	5.125%	5,000,000	5,377,650
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Port of Los Angeles(c)
Refunding Revenue Bonds
Series 2014A AMT
08/01/2044	5.000%	5,000,000	5,587,050
Total			10,964,700
Prepaid Gas 0.3%
M-S-R Energy Authority
Revenue Bonds
Series 2009B
11/01/2034	7.000%	1,000,000	1,427,860
Refunded / Escrowed 7.2%
California State Public Works Board
Prerefunded 03/01/20 Revenue Bonds
Various Capital Projects
Subordinated Series 2010A-1
03/01/2035	6.000%	2,750,000	3,058,495
City of Newport Beach
Prerefunded 12/01/21 Revenue Bonds
Hoag Memorial Hospital Presbyterian
Series 2011
12/01/2040	6.000%	1,000,000	1,183,560
City of Pomona
Refunding Revenue Bonds
Series 1990B Escrowed to Maturity (GNMA / FHLMC)
08/01/2023	7.500%	585,000	690,347
City of Redding Electric System(g)
Revenue Bonds
Series 1992 Escrowed to Maturity (NPFGC)
07/01/2022	11.049%	245,000	305,581
County of Riverside(c)
Revenue Bonds
Series 1989A Escrowed to Maturity (GNMA) AMT
05/01/2021	7.800%	2,500,000	3,041,350
Imperial Irrigation District Electric System
Prerefunded 11/01/20 Revenue Bonds
Series 2011A
11/01/2031	6.250%	1,000,000	1,150,790
Oakland Unified School District/Alameda County
Prerefunded 08/01/21 Unlimited General Obligation Bonds
Election of 2012
Series 2013
08/01/2030	6.250%	1,095,000	1,296,568
Prerefunded 08/01/22 Unlimited General Obligation Bonds
Election of 2006
Series 2012A
08/01/2032	5.500%	1,500,000	1,786,035

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia California Tax-Exempt Fund | Annual Report 2017	11

Portfolio of Investments  (continued)
October 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
San Francisco City & County Redevelopment Agency
Prerefunded 08/01/19 Tax Allocation Bonds
Mission Bay North Redevelopment Project
Series 2009C
08/01/2029	6.000%	1,035,000	1,124,010
08/01/2039	6.500%	2,625,000	2,873,430
Mission Bay South Redevelopment Project
Series 2009D
08/01/2029	6.375%	1,000,000	1,092,480
San Joaquin Hills Transportation Corridor Agency(e)
Revenue Bonds
Senior Lien
Series 1993 Escrowed to Maturity
01/01/2020	0.000%	12,000,000	11,683,320
Santee CDC Successor Agency
Prerefunded 02/01/21 Tax Allocation Bonds
Santee Community Redevelopment Project
Series 2011A
08/01/2031	7.000%	1,000,000	1,184,150
State of California
Prerefunded 08/01/18 Unlimited General Obligation Bonds
Series 2008
08/01/2034	5.000%	1,315,000	1,354,134
Union City Community Redevelopment Agency
Prerefunded 12/01/21 Subordinated Tax Allocation Bonds
Lien-Community Redevelopment Project
Series 2011
12/01/2033	6.875%	1,500,000	1,830,600
Yorba Linda Redevelopment Agency Successor
Prerefunded 09/01/21 Subordinated Tax Allocation Bonds
Lien-Redevelopment Project
Series 2011A
09/01/2026	6.000%	1,000,000	1,176,280
09/01/2032	6.500%	2,000,000	2,389,840
Total			37,220,970
Resource Recovery 0.1%
California Municipal Finance Authority(c),(d),(h)
Revenue Bonds
UTS Renewable Energy-Waste Water Facilities
Series 2011 AMT
12/01/2032	0.000%	2,745,000	411,750
Retirement Communities 5.5%
ABAG Finance Authority for Nonprofit Corps.
Refunding Revenue Bonds
Episcopal Senior Communities
Series 2011
07/01/2031	6.000%	2,200,000	2,466,266
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
California Health Facilities Financing Authority
Refunding Revenue Bonds
California-Nevada Methodist Homes
Series 2015
07/01/2045	5.000%	3,000,000	3,399,180
Northern California Presbyterian Homes
Series 2015
07/01/2039	5.000%	2,565,000	2,934,565
07/01/2044	5.000%	700,000	796,215
California Municipal Finance Authority
Refunding Revenue Bonds
Retirement Housing Foundation
Series 2017
11/15/2031	5.000%	1,500,000	1,849,350
California Statewide Communities Development Authority
Refunding Revenue Bonds
899 Charleston Project
Series 2014A
11/01/2049	5.375%	1,885,000	2,020,437
American Baptist Homes West
Series 2015
10/01/2045	5.000%	3,155,000	3,454,473
Episcopal Communities and Services
Series 2012
05/15/2042	5.000%	4,235,000	4,634,911
Front Porch Communities and Services
Series 2017
04/01/2047	5.000%	250,000	281,988
Revenue Bonds
American Baptist Homes West
Series 2010
10/01/2039	6.250%	1,500,000	1,604,160
Covenant Retirement Communities, Inc.
Series 2013
12/01/2036	5.625%	2,000,000	2,305,380
Eskaton Properties, Inc.
Series 2012
11/15/2034	5.250%	1,250,000	1,364,650
City of La Verne
Refunding Certificate of Participation
Brethren Hillcrest Homes
Series 2014
05/15/2036	5.000%	1,100,000	1,161,424
Total			28,272,999
Sales Tax 1.1%
Riverside County Transportation Commission
Revenue Bonds
Limited Tax
Series 2010A
06/01/2032	5.000%	5,000,000	5,469,250

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia California Tax-Exempt Fund | Annual Report 2017

Portfolio of Investments  (continued)
October 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Special Property Tax 13.8%
Bakersfield Redevelopment Agency
Tax Allocation Bonds
Old Town Kern Pioneer
Series 2009A
08/01/2029	7.500%	1,505,000	1,588,994
Southeast Bakersfield
Series 2009B
08/01/2029	7.250%	705,000	743,726
Carson Redevelopment Agency Successor Agency
Tax Allocation Bonds
Housing
Series 2010A
10/01/2030	5.000%	5,000,000	5,440,250
Cerritos Public Financing Authority
Tax Allocation Bonds
Los Coyotes Redevelopment Project Loan
Series 1993A (AMBAC)
11/01/2023	6.500%	2,000,000	2,415,800
Chino Public Financing Authority
Refunding Special Tax Bonds
Series 2012
09/01/2030	5.000%	2,500,000	2,683,600
09/01/2038	5.000%	625,000	659,475
Chula Vista Municipal Financing Authority
Refunding Special Tax Bonds
Series 2015A
09/01/2035	5.000%	2,460,000	2,730,280
09/01/2036	5.000%	2,435,000	2,697,225
City of Carson
Special Assessment Bonds
Assessment District No. 92-1
Series 1992
09/02/2022	7.375%	65,000	66,099
City of Irvine
Special Tax Bonds
Community Facilities District 2013-3
Series 2014
09/01/2039	5.000%	750,000	816,840
09/01/2044	5.000%	1,025,000	1,111,807
City of Palo Alto
Refunding & Improvement Special Assessment Bonds
Limited Obligation-University Ave.
Series 2012
09/02/2029	5.000%	800,000	885,496
City of Yucaipa
Refunding Special Tax Bonds
Community Facilities District No. 98-1
Series 2011
09/01/2030	5.375%	1,500,000	1,637,595
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Corona-Norco Unified School District
Refunding Special Tax Bonds
Community Facilities District #98-1
Series 2013
09/01/2032	5.000%	1,300,000	1,449,123
Elk Grove Unified School District(e)
Refunding Special Tax Bonds
Capital Appreciation-Community Facilities District No. 1
Series 1995 (AMBAC)
12/01/2018	0.000%	2,720,000	2,661,846
Elk Grove Unified School District
Refunding Special Tax Bonds
Community Facilities District No. 1
Series 1995 (AMBAC)
12/01/2024	6.500%	3,000,000	3,481,770
Inglewood Redevelopment Agency Successor Agency
Refunding Tax Allocation Bonds
Merged Redevelopment Project
Series 1998A (AMBAC)
05/01/2023	5.250%	2,100,000	2,280,138
Inland Valley Development Agency
Refunding Tax Allocation Bonds
Series 2014A
09/01/2044	5.000%	5,000,000	5,551,150
Jurupa Public Financing Authority
Refunding Special Tax Bonds
Series 2014A
09/01/2042	5.000%	1,000,000	1,127,920
Los Angeles Community Redevelopment Agency
Tax Allocation Bonds
Hollywood Redevelopment Project
Series 1998C (NPFGC)
07/01/2018	5.375%	1,665,000	1,704,627
Mountain View Shoreline Regional Park Community
Tax Allocation Bonds
Series 2011A
08/01/2035	5.625%	1,300,000	1,479,361
08/01/2040	5.750%	2,000,000	2,288,880
Oakdale Public Financing Authority
Tax Allocation Bonds
Central City Redevelopment Project
Series 2004
06/01/2033	5.375%	1,500,000	1,500,345
Pittsburg Successor Agency Redevelopment Agency(e)
Tax Allocation Bonds
Los Medanos Community Development Project
Series 1999 (AMBAC)
08/01/2024	0.000%	2,100,000	1,766,457

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia California Tax-Exempt Fund | Annual Report 2017	13

Portfolio of Investments  (continued)
October 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Poway Unified School District
Special Tax Bonds
Community Facilities District No. 6-4S Ranch
Series 2012
09/01/2031	5.000%	1,355,000	1,482,993
Poway Unified School District Public Financing Authority
Special Tax Refunding Bonds
Series 2015B (BAM)
09/01/2035	5.000%	1,435,000	1,638,210
Riverside County Public Financing Authority
Tax Allocation Bonds
Series 2017A (BAM)
10/01/2040	4.000%	1,250,000	1,319,113
Riverside Public Financing Authority
Unrefunded Revenue Bonds
Multiple Loans
Series 1991A
02/01/2018	8.000%	5,000	5,072
San Diego Redevelopment Agency Successor Agency(e)
Tax Allocation Bonds
Capital Appreciation
Series 2001 (AGM)
09/01/2020	0.000%	3,630,000	3,475,761
San Francisco City & County Redevelopment Agency
Tax Allocation Bonds
Mission Bay South Redevelopment Project
Series 2014A
08/01/2043	5.000%	1,000,000	1,133,050
San Francisco Redevelopment Projects
Series 2009B
08/01/2028	6.125%	1,010,000	1,094,072
08/01/2032	6.500%	500,000	545,490
Series 2011B
08/01/2026	6.125%	500,000	576,455
08/01/2031	6.250%	2,600,000	3,009,656
08/01/2041	6.625%	1,600,000	1,861,104
Santa Monica Redevelopment Agency
Tax Allocation Bonds
Earthquake Recovery Redevelopment
Series 2011
07/01/2036	5.875%	1,250,000	1,445,675
Sulphur Springs Union School District
Unrefunded Special Tax Bonds
Community Facilities District
Series 2012
09/01/2030	5.000%	640,000	705,005
09/01/2031	5.000%	685,000	753,596
09/01/2033	5.000%	505,000	552,223
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Temecula Redevelopment Agency
Tax Allocation Bonds
Housing Redevelopment Project No. 1
Series 2011A
08/01/2039	7.000%	2,100,000	2,482,620
Total			70,848,899
State Appropriated 6.3%
California State Public Works Board
Refunding Revenue Bonds
Various Capital Projects
Series 2012G
11/01/2029	5.000%	2,500,000	2,880,700
11/01/2037	5.000%	6,825,000	7,790,601
Revenue Bonds
Judicial Council Projects
Series 2011D
12/01/2031	5.000%	5,100,000	5,743,518
Series 2013A
03/01/2032	5.000%	1,500,000	1,713,360
03/01/2038	5.000%	2,500,000	2,831,375
Series 2014B
10/01/2039	5.000%	1,000,000	1,153,690
Various Capital Projects
Series 2011A
10/01/2031	5.125%	5,000,000	5,631,550
Various Correctional Facilities
Series 2014A
09/01/2039	5.000%	3,895,000	4,486,962
Total			32,231,756
State General Obligation 7.4%
State of California
Unlimited General Obligation Bonds
Various Purpose
Series 2009
10/01/2029	5.000%	3,000,000	3,216,210
04/01/2031	5.750%	2,750,000	2,934,525
04/01/2035	6.000%	4,000,000	4,277,120
04/01/2038	6.000%	10,500,000	11,218,200
11/01/2039	5.500%	4,965,000	5,393,331
Series 2010
03/01/2030	5.250%	1,000,000	1,091,820
03/01/2033	6.000%	4,000,000	4,452,640
03/01/2040	5.500%	4,800,000	5,263,536
Unrefunded Unlimited General Obligation Bonds
Series 2004
04/01/2029	5.300%	2,000	2,007
Total			37,849,389

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia California Tax-Exempt Fund | Annual Report 2017

Portfolio of Investments  (continued)
October 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Tobacco 0.2%
Golden State Tobacco Securitization Corp.
Refunding Revenue Bonds
Series 2017A-1
06/01/2029	5.000%	1,000,000	1,164,530
Turnpike / Bridge / Toll Road 4.1%
Bay Area Toll Authority
Refunding Revenue Bonds
Subordinated Series 2017
04/01/2042	4.000%	3,500,000	3,705,520
Foothill-Eastern Transportation Corridor Agency
Refunding Revenue Bonds
Series 2014A
01/15/2046	5.750%	2,850,000	3,313,210
Foothill-Eastern Transportation Corridor Agency(e)
Refunding Revenue Bonds
Series 2015
01/15/2033	0.000%	5,000,000	2,606,950
Riverside County Transportation Commission(e)
Revenue Bonds
Capital Appreciation-Senior Lien
Series 2013B
06/01/2032	0.000%	2,055,000	1,113,029
06/01/2033	0.000%	2,940,000	1,512,895
Senior Lien
Series 2013B
06/01/2029	0.000%	2,500,000	1,574,975
Riverside County Transportation Commission
Revenue Bonds
Senior Lien
Series 2013A
06/01/2048	5.750%	1,500,000	1,679,385
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
San Joaquin Hills Transportation Corridor Agency
Refunding Revenue Bonds
Senior Lien
Series 2014A
01/15/2044	5.000%	5,000,000	5,513,750
Total			21,019,714
Water & Sewer 1.2%
City of Riverside Sewer
Refunding Revenue Bonds
Series 2015A
08/01/2040	5.000%	3,185,000	3,653,099
City of Tulare Sewer
Refunding Revenue Bonds
Series 2015 (AGM)
11/15/2041	5.000%	2,000,000	2,302,220
Total			5,955,319
Total Municipal Bonds (Cost $471,802,884)			505,298,529

Money Market Funds 0.0%
	Shares	Value ($)
Dreyfus Tax-Exempt Cash Management Fund, Institutional Shares, 0.680%(i)	128,988	128,988
Total Money Market Funds (Cost $128,988)		128,988
Total Investments (Cost: $474,281,872)		507,777,517
Other Assets & Liabilities, Net		5,432,297
Net Assets		513,209,814

Notes to Portfolio of Investments
(a)	The Fund is entitled to receive principal and interest from the guarantor after a day or a week’s notice or upon maturity. The maturity date disclosed represents the final maturity.
(b)	Represents a variable rate demand note where the coupon rate adjusts on specified dates (generally daily or weekly) using the prevailing money market rate.
(c)	Income from this security may be subject to alternative minimum tax.
(d)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At October 31, 2017, the value of these securities amounted to $24,754,319, which represents 4.82% of net assets.
(e)	Zero coupon bond.
(f)	Represents a security purchased on a when-issued basis.
(g)	Represents a step bond where the coupon rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter.
(h)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At October 31, 2017, the value of these securities amounted to $411,750, which represents 0.08% of net assets.
(i)	The rate shown is the seven-day current annualized yield at October 31, 2017.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia California Tax-Exempt Fund | Annual Report 2017	15

Portfolio of Investments  (continued)
October 31, 2017
Abbreviation Legend
AGM	Assured Guaranty Municipal Corporation
AMBAC	Ambac Assurance Corporation
AMT	Alternative Minimum Tax
BAM	Build America Mutual Assurance Co.
FHLMC	Federal Home Loan Mortgage Corporation
GNMA	Government National Mortgage Association
NPFGC	National Public Finance Guarantee Corporation
VRDN	Variable Rate Demand Note
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
•	Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at October 31, 2017:
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia California Tax-Exempt Fund | Annual Report 2017

Portfolio of Investments  (continued)
October 31, 2017
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Total ($)
Investments
Floating Rate Notes	—	2,350,000	—	2,350,000
Municipal Bonds	—	505,298,529	—	505,298,529
Money Market Funds	128,988	—	—	128,988
Total Investments	128,988	507,648,529	—	507,777,517
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia California Tax-Exempt Fund | Annual Report 2017	17

Statement of Assets and Liabilities
October 31, 2017
Assets
Investments in unaffiliated issuers, at cost	$474,281,872
Investments in unaffiliated issuers, at value	507,777,517
Cash	12,299
Receivable for:
Investments sold	225,500
Capital shares sold	2,428,399
Regulatory settlements (Note 6)	312,081
Interest	5,914,458
Prepaid expenses	2,839
Trustees’ deferred compensation plan	79,628
Total assets	516,752,721
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	1,012,850
Capital shares purchased	792,154
Distributions to shareholders	1,542,202
Management services fees	6,537
Distribution and/or service fees	3,209
Transfer agent fees	28,892
Compensation of board members	30,316
Compensation of chief compliance officer	20
Other expenses	47,099
Trustees’ deferred compensation plan	79,628
Total liabilities	3,542,907
Net assets applicable to outstanding capital stock	$513,209,814
Represented by
Paid in capital	477,676,856
Undistributed net investment income	402,525
Accumulated net realized gain	1,634,788
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	33,495,645
Total - representing net assets applicable to outstanding capital stock	$513,209,814
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia California Tax-Exempt Fund | Annual Report 2017

Statement of Assets and Liabilities  (continued)
October 31, 2017
Class A
Net assets	$339,354,050
Shares outstanding	43,977,396
Net asset value per share	$7.72
Maximum offering price per share(a)	$7.96
Class C
Net assets	$46,521,143
Shares outstanding	6,027,711
Net asset value per share	$7.72
Class R4
Net assets	$3,231,062
Shares outstanding	418,598
Net asset value per share	$7.72
Class R5
Net assets	$77,869
Shares outstanding	10,074
Net asset value per share	$7.73
Class Y
Net assets	$3,186,947
Shares outstanding	410,799
Net asset value per share	$7.76
Class Z
Net assets	$120,838,743
Shares outstanding	15,653,633
Net asset value per share	$7.72

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.00% for Class A shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia California Tax-Exempt Fund | Annual Report 2017	19

Statement of Operations
Year Ended October 31, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$3,988
Interest	22,907,039
Total income	22,911,027
Expenses:
Management services fees	2,411,432
Distribution and/or service fees
Class A	867,098
Class B(a)	658
Class C	494,522
Transfer agent fees
Class A	285,733
Class B(a)	57
Class C	40,785
Class R4	1,135
Class R5	519
Class Y(b)	48
Class Z	97,760
Compensation of board members	31,329
Custodian fees	4,623
Printing and postage fees	31,005
Registration fees	25,287
Audit fees	31,925
Legal fees	14,791
Compensation of chief compliance officer	222
Other	(2,181)
Total expenses	4,336,748
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(75,096)
Fees waived by distributor
Class C	(148,406)
Expense reduction	(420)
Total net expenses	4,112,826
Net investment income	18,798,201
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	2,292,212
Net realized gain	2,292,212
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(14,628,267)
Net change in unrealized appreciation (depreciation)	(14,628,267)
Net realized and unrealized loss	(12,336,055)
Net increase in net assets resulting from operations	$6,462,146

(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Class Y shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia California Tax-Exempt Fund | Annual Report 2017

Statement of Changes in Net Assets
	Year Ended October 31, 2017 (a)	Year Ended October 31, 2016 (b)
Operations
Net investment income	$18,798,201	$19,999,242
Net realized gain	2,292,212	3,344,475
Net change in unrealized appreciation (depreciation)	(14,628,267)	1,598,559
Net increase in net assets resulting from operations	6,462,146	24,942,276
Distributions to shareholders
Net investment income
Class A	(12,539,569)	(13,937,637)
Class B(c)	(1,944)	(3,769)
Class C	(1,565,900)	(1,567,080)
Class R4	(54,996)	(16,967)
Class R5	(31,011)	(9,513)
Class Y	(13,192)	—
Class Z	(4,596,446)	(4,409,285)
Net realized gains
Class A	(2,430,270)	(2,050,395)
Class B(c)	(779)	(910)
Class C	(347,347)	(243,033)
Class R4	(5,881)	(665)
Class R5	(8,670)	—
Class Z	(764,897)	(595,377)
Total distributions to shareholders	(22,360,902)	(22,834,631)
Increase (decrease) in net assets from capital stock activity	(33,464,567)	38,808,159
Total increase (decrease) in net assets	(49,363,323)	40,915,804
Net assets at beginning of year	562,573,137	521,657,333
Net assets at end of year	$513,209,814	$562,573,137
Undistributed net investment income	$402,525	$407,385

(a)	Class Y shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
(b)	Class R5 shares are based on operations from March 1, 2016 (commencement of operations) through the stated period end.
(c)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia California Tax-Exempt Fund | Annual Report 2017	21

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	October 31, 2017 (a)		October 31, 2016 (b)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A(c)
Subscriptions (d)	3,957,900	30,367,387	5,768,824	46,251,142
Distributions reinvested	1,626,928	12,423,874	1,600,916	12,796,334
Redemptions	(10,172,978)	(77,679,469)	(5,753,148)	(46,263,137)
Net increase (decrease)	(4,588,150)	(34,888,208)	1,616,592	12,784,339
Class B(c)
Subscriptions	76	581	2,319	18,508
Distributions reinvested	231	1,752	421	3,357
Redemptions (d)	(15,663)	(120,163)	(8,611)	(68,217)
Net decrease	(15,356)	(117,830)	(5,871)	(46,352)
Class C
Subscriptions	938,044	7,182,268	1,986,190	15,954,144
Distributions reinvested	163,113	1,245,574	136,650	1,092,996
Redemptions	(1,940,048)	(14,868,904)	(797,901)	(6,392,364)
Net increase (decrease)	(838,891)	(6,441,062)	1,324,939	10,654,776
Class R4
Subscriptions	363,577	2,808,130	116,357	940,995
Distributions reinvested	7,858	60,345	2,137	17,165
Redemptions	(81,470)	(621,768)	(5,071)	(40,711)
Net increase	289,965	2,246,707	113,423	917,449
Class R5
Subscriptions	4,402	33,365	169,675	1,381,189
Distributions reinvested	5,159	39,244	1,155	9,255
Redemptions	(169,162)	(1,305,541)	(1,155)	(9,255)
Net increase (decrease)	(159,601)	(1,232,932)	169,675	1,381,189
Class Y
Subscriptions	411,114	3,201,728	—	—
Distributions reinvested	1,666	12,932	—	—
Redemptions	(1,981)	(15,392)	—	—
Net increase	410,799	3,199,268	—	—
Class Z
Subscriptions	5,916,743	45,191,723	3,811,989	30,690,415
Distributions reinvested	273,760	2,095,923	172,140	1,377,822
Redemptions	(5,673,586)	(43,518,156)	(2,365,297)	(18,951,479)
Net increase	516,917	3,769,490	1,618,832	13,116,758
Total net increase (decrease)	(4,384,317)	(33,464,567)	4,837,590	38,808,159

(a)	Class Y shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
(b)	Class R5 shares are based on operations from March 1, 2016 (commencement of operations) through the stated period end.
(c)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(d)	Includes conversions of Class B shares to Class A shares, if any.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia California Tax-Exempt Fund | Annual Report 2017

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Columbia California Tax-Exempt Fund | Annual Report 2017	23

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
10/31/2017	$7.94	0.28	(0.17)	0.11	(0.28)	(0.05)
10/31/2016	$7.90	0.29	0.08	0.37	(0.29)	(0.04)
10/31/2015	$7.99	0.30	(0.05)	0.25	(0.30)	(0.04)
10/31/2014	$7.54	0.31	0.51	0.82	(0.31)	(0.06)
10/31/2013	$7.99	0.31	(0.45)	(0.14)	(0.30)	(0.01)
Class C
10/31/2017	$7.94	0.24	(0.17)	0.07	(0.24)	(0.05)
10/31/2016	$7.90	0.25	0.09	0.34	(0.26)	(0.04)
10/31/2015	$7.99	0.27	(0.06)	0.21	(0.26)	(0.04)
10/31/2014	$7.54	0.28	0.51	0.79	(0.28)	(0.06)
10/31/2013	$7.99	0.27	(0.44)	(0.17)	(0.27)	(0.01)
Class R4
10/31/2017	$7.94	0.29	(0.16)	0.13	(0.30)	(0.05)
10/31/2016	$7.90	0.31	0.08	0.39	(0.31)	(0.04)
10/31/2015	$7.99	0.32	(0.05)	0.27	(0.32)	(0.04)
10/31/2014	$7.55	0.33	0.50	0.83	(0.33)	(0.06)
10/31/2013 (g)	$7.97	0.20	(0.42)	(0.22)	(0.20)	—
Class R5
10/31/2017	$7.95	0.30	(0.17)	0.13	(0.30)	(0.05)
10/31/2016 (i)	$7.96	0.21	(0.01) (j)	0.20	(0.21)	—
Class Y
10/31/2017 (k)	$7.63	0.20	0.13 (j)	0.33	(0.20)	—
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia California Tax-Exempt Fund | Annual Report 2017

Total distributions to shareholders	Proceeds from regulatory settlements	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.33)	—	$7.72	1.49%	0.82% (c)	0.81% (c),(d)	3.61%	17%	$339,354
(0.33)	—	$7.94	4.78%	0.87%	0.81% (d)	3.62%	13%	$385,410
(0.34)	0.00 (e)	$7.90	3.16% (f)	0.88%	0.79% (d)	3.81%	12%	$370,795
(0.37)	—	$7.99	11.22%	0.88%	0.79% (d)	4.05%	14%	$359,825
(0.31)	—	$7.54	(1.80%)	0.87%	0.78% (d)	3.91%	14%	$357,344

(0.29)	—	$7.72	1.03%	1.57% (c)	1.26% (c),(d)	3.16%	17%	$46,521
(0.30)	—	$7.94	4.31%	1.62%	1.26% (d)	3.16%	13%	$54,502
(0.30)	0.00 (e)	$7.90	2.70% (f)	1.63%	1.24% (d)	3.36%	12%	$43,775
(0.34)	—	$7.99	10.72%	1.63%	1.24% (d)	3.59%	14%	$41,962
(0.28)	—	$7.54	(2.24%)	1.62%	1.23% (d)	3.46%	14%	$39,465

(0.35)	—	$7.72	1.75%	0.57% (c)	0.56% (c),(d)	3.82%	17%	$3,231
(0.35)	—	$7.94	5.04%	0.63%	0.57% (d)	3.87%	13%	$1,021
(0.36)	0.00 (e)	$7.90	3.42% (f)	0.63%	0.54% (d)	4.05%	12%	$120
(0.39)	—	$7.99	11.35%	0.62%	0.54% (d)	4.25%	14%	$22
(0.20)	—	$7.55	(2.75%)	0.60% (h)	0.53% (d),(h)	4.32% (h)	14%	$2

(0.35)	—	$7.73	1.75%	0.55% (c)	0.53% (c)	3.95%	17%	$78
(0.21)	—	$7.95	2.45%	0.55% (h)	0.52% (h)	4.01% (h)	13%	$1,349

(0.20)	—	$7.76	4.34%	0.52% (h)	0.51% (h)	3.93% (h)	17%	$3,187
Columbia California Tax-Exempt Fund | Annual Report 2017	25

Financial Highlights  (continued)
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class Z
10/31/2017	$7.94	0.30	(0.17)	0.13	(0.30)	(0.05)
10/31/2016	$7.90	0.31	0.08	0.39	(0.31)	(0.04)
10/31/2015	$7.99	0.32	(0.05)	0.27	(0.32)	(0.04)
10/31/2014	$7.55	0.33	0.50	0.83	(0.33)	(0.06)
10/31/2013	$8.00	0.33	(0.45)	(0.12)	(0.32)	(0.01)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

	Class A	Class C	Class R5	Class Z
10/31/2017	0.01%	0.01%	0.01%	0.01%

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Rounds to zero.
(f)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.06%.
(g)	Class R4 shares commenced operations on March 19, 2013. Per share data and total return reflect activity from that date.
(h)	Annualized.
(i)	Class R5 shares commenced operations on March 1, 2016. Per share data and total return reflect activity from that date.
(j)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(k)	Class Y shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia California Tax-Exempt Fund | Annual Report 2017

Total distributions to shareholders	Proceeds from regulatory settlements	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.35)	—	$7.72	1.74%	0.57% (c)	0.56% (c),(d)	3.86%	17%	$120,839
(0.35)	—	$7.94	5.04%	0.62%	0.56% (d)	3.87%	13%	$120,169
(0.36)	0.00 (e)	$7.90	3.42% (f)	0.63%	0.54% (d)	4.06%	12%	$106,799
(0.39)	—	$7.99	11.35%	0.63%	0.54% (d)	4.30%	14%	$75,032
(0.33)	—	$7.55	(1.54%)	0.62%	0.53% (d)	4.16%	14%	$70,850
Columbia California Tax-Exempt Fund | Annual Report 2017	27

Notes to Financial Statements
October 31, 2017
Note 1. Organization
Columbia California Tax-Exempt Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased without an initial sales charge are subject to a contingent deferred sales charge (CDSC) of 0.75% on certain investments of $500,000 or more if redeemed within 12 months after purchase.
Class B shares of the Fund are no longer offered for sale. When available, Class B shares were subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Effective July 17, 2017, Class B shares were automatically converted to Class A shares without a CDSC. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class B shares was redeemed without a CDSC.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus. Effective November 1, 2017, Class R4 shares were renamed Advisor Class shares.
Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus. Effective November 1, 2017, Class R5 shares were renamed Institutional 2 Class shares.
Class Y shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Class Y shares commenced operations on March 1, 2017. Effective November 1, 2017, Class Y shares were renamed Institutional 3 Class shares.
Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus. Effective November 1, 2017, Class Z shares were renamed Institutional Class shares.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund received a reimbursement for expenses overbilled by a third party. Such reimbursement is included as an offset to other expenses on the Statement of Operations. All fee waivers and expense reimbursements by Columbia Management Investment Advisers, LLC and its affiliates were applied before giving effect to the third party reimbursement.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
28	Columbia California Tax-Exempt Fund | Annual Report 2017

Notes to Financial Statements  (continued)
October 31, 2017
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Columbia California Tax-Exempt Fund | Annual Report 2017	29

Notes to Financial Statements  (continued)
October 31, 2017
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its net tax-exempt and investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.47% to 0.31% as the Fund’s net assets increase. The effective management services fee rate for the year ended October 31, 2017 was 0.47% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.
30	Columbia California Tax-Exempt Fund | Annual Report 2017

Notes to Financial Statements  (continued)
October 31, 2017
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective August 1, 2017, total transfer agency fees for Class R5 and Class Y shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. From January 1, 2017 to July 31, 2017, these limitations were 0.075% for Class R5 shares and 0.025% for Class Y shares; and prior to January 1, 2017, the limitation was 0.05% for Class R5 shares.
For the year ended October 31, 2017, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.08
Class B	0.07 (a),(b)
Class C	0.08
Class R4	0.08
Class R5	0.07
Class Y	0.01 (c)
Class Z	0.08

(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Unannualized.
(c)	Annualized.
The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds’ former transfer agent.
The lease and the Guaranty expire in January 2019. At October 31, 2017, the Fund’s total potential future obligation over the life of the Guaranty is $16,627. The liability remaining at October 31, 2017 for non-recurring charges associated with the lease amounted to $8,285 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2017, these minimum account balance fees reduced total expenses of the Fund by $420.
Columbia California Tax-Exempt Fund | Annual Report 2017	31

Notes to Financial Statements  (continued)
October 31, 2017
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% of the average daily net assets attributable to Class B and Class C shares of the Fund. As a result of all Class B shares of the Fund being redeemed or converted to Class A shares, August 4, 2017 was the last day the Fund paid a service fee or distribution fee for Class B shares.
The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the distribution fee does not exceed 0.45% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended October 31, 2017, if any, are listed below:
Amount ($)
Class A	96,530
Class C	20,081
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	March 1, 2017 through February 28, 2018	Prior to March 1, 2017
Class A	0.82%	0.82%
Class C	1.57	1.57
Class R4	0.57	0.57
Class R5	0.575	0.52
Class Y	0.525	—
Class Z	0.57	0.57
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level
32	Columbia California Tax-Exempt Fund | Annual Report 2017

Notes to Financial Statements  (continued)
October 31, 2017
expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes, but the Fund’s net operating expenses shall not exceed the contractual annual rates listed in the table above. This arrangement may be revised or discontinued at any time. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods. Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At October 31, 2017, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, tax straddles, trustees’ deferred compensation, distributions and principal and/or interest from fixed income securities. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(3)	2	1
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended October 31, 2017				Year Ended October 31, 2016
Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)
3,613	18,799,445	3,557,844	22,360,902	16,125	19,928,128	2,890,379	22,834,632
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At October 31, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed tax- exempt income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	2,239,461	2,396,869	—	32,548,795
At October 31, 2017, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
475,228,722	35,042,123	(2,493,328)	32,548,795
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Columbia California Tax-Exempt Fund | Annual Report 2017	33

Notes to Financial Statements  (continued)
October 31, 2017
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $84,585,584 and $111,968,505, respectively, for the year ended October 31, 2017. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Regulatory settlements
During the year ended October 31, 2015, the Fund recorded a receivable of $312,081 as a result of a regulatory settlement proceeding brought by the Securities and Exchange Commission against a third party relating to market timing and/or late trading of mutual funds. This amount represented the Fund’s portion of the proceeds from the settlement (neither the Fund nor the Investment Manager were a party to the proceeding) and is disclosed as a receivable on the Statement of Assets and Liabilities.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended October 31, 2017.
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Geographic concentration risk
Because the Fund invests substantially in municipal securities issued by the state identified in the Fund’s name and political sub-divisions of that state, the Fund will be particularly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes impacting the state’s financial, economic or other condition and prospects. In addition, because of the relatively small number of issuers of tax-exempt securities in the state, the Fund may invest a higher percentage of assets in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of municipal and other securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
34	Columbia California Tax-Exempt Fund | Annual Report 2017

Notes to Financial Statements  (continued)
October 31, 2017
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.
Shareholder concentration risk
At October 31, 2017, one unaffiliated shareholder of record owned 22.6% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 27.1% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia California Tax-Exempt Fund | Annual Report 2017	35

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia California Tax-Exempt Fund
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia California Tax-Exempt Fund (the “Fund”, a series of Columbia Funds Series Trust I) as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Minneapolis, MN
December 21, 2017
36	Columbia California Tax-Exempt Fund | Annual Report 2017

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended October 31, 2017. Shareholders will be notified in early 2018 of the amounts for use in preparing 2017 income tax returns.
Capital gain dividend	Exempt- interest dividends
$2,706,006	99.98%
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Exempt-interest dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.
Columbia California Tax-Exempt Fund | Annual Report 2017	37

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) since September 2007	66	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	66	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	66	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	66	Director, CSX Corporation; Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
38	Columbia California Tax-Exempt Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Charles R. Nelson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	66	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	66	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	66	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	66	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
Columbia California Tax-Exempt Fund | Annual Report 2017	39

TRUSTEES AND OFFICERS  (continued)
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	66	Board of Governors, Gateway Healthcare since January 2016; Trustee, New Century Portfolios since March 2015; and Director, The Autism Project since March 2015
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Partners (investment consulting services to institutions) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	66	Healthcare Services for Children with Special Needs
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	189	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, contacting your financial intermediary or visiting
investor.columbiathreadneedleus.com.
40	Columbia California Tax-Exempt Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia California Tax-Exempt Fund | Annual Report 2017	41

Board Consideration and Approval of Management
Agreement
On June 14, 2017, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia California Tax-Exempt Fund (the Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager and others before determining to approve the continuation of the Management Agreement.
In connection with their deliberations regarding the continuation of the Management Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 27, 2017, April 26, 2017 and June 13, 2017 and at Board meetings held on March 28, 2017 and June 14, 2017. In addition, the Board considers matters bearing on the Management Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 13, 2017, the Committee recommended that the Board approve the continuation of the Management Agreement. On June 14, 2017, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement for the Fund.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement for the Fund included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through February 28, 2018 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Management Agreement;
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution, transfer agency and shareholder services to the Fund;
•	Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
42	Columbia California Tax-Exempt Fund | Annual Report 2017

Board Consideration and Approval of Management
Agreement  (continued)
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager’s compliance system by the Fund’s Chief Compliance Officer; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the Management Agreement
The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency and shareholder services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager’s experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the independent third-party data provider, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons. Although the Fund’s performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Management Agreement. Those factors included one or more of the following: (i) that the Fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund’s investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund’s investment strategy; (iii) that the Fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund’s investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.
The Committee and the Board noted that, through December 31, 2016, the Fund’s performance was in the seventy-third, forty-ninth and thirtieth percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.
The Committee and the Board also considered the Investment Manager’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to warrant the continuation of the Management Agreement.
Columbia California Tax-Exempt Fund | Annual Report 2017	43

Board Consideration and Approval of Management
Agreement  (continued)
Investment management fee rates and other expenses
The Committee and the Board considered the management fees charged to the Fund under the Management Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund’s total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent third-party data provider and the independent fee consultant. The Committee and the Board noted that, as of December 31, 2016, the Fund’s actual management fee and net total expense ratio are ranked in the second and third quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services it provides to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund, in light of other considerations, warranted the continuation of the Management Agreement.
Costs of services provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund.
The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2016 to profitability levels realized in 2015. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.
44	Columbia California Tax-Exempt Fund | Annual Report 2017

Board Consideration and Approval of Management
Agreement  (continued)
In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement.
Other benefits to the Investment Manager
The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide distribution, transfer agency and shareholder services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement.
Columbia California Tax-Exempt Fund | Annual Report 2017	45

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
46	Columbia California Tax-Exempt Fund | Annual Report 2017

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Columbia California Tax-Exempt Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2017 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN123_10_G01_(12/17)

Annual Report
October 31, 2017
Columbia AMT-Free Intermediate Muni Bond Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The current outlook for financial markets is clouded by two primary concerns: the high valuation of equities and the direction of interest rates. Following the U.S. presidential election, U.S. equities rallied based on the assumption that the new administration’s policies would stimulate growth quickly. Unfortunately it’s unclear whether those measures will get passed, much less passed quickly. In fixed income, uncertainty stems from the possibility that interest rates won’t rise as rapidly as expected if the administration’s proposed growth policies are not implemented.
Given this uncertainty, investors value a consistent approach more than ever. Investors want strong, repeatable risk-adjusted returns. Consistency — not surprises. As a leading global asset manager, we believe our consistent, collaborative investment approach enables us to deliver the dependable experience your portfolio demands. So, how do we strive to deliver a consistent investment experience?
Better insights
Your portfolio benefits from the investment insights uncovered by our talented investment teams around the world.
Better decisions
Our collaborative, interactive environment enables our investment teams to construct portfolios that take advantage of the best investment ideas.
Better outcomes
We aim to deliver a consistent experience, which means fewer surprises, dependable insights, and products designed to do the thing you want.
Whether you’re trying to save money to help your children go to college or for your own retirement, it’s the consistency of the return that is most essential. People who chase higher returns are usually also the first to sell when that investment goes through a bad patch. We try to combat this behavioral tendency by offering strategies that aim for a more consistent return. Our goal is for investors to panic less during periods of volatility, which can have a significant effect on their long-term results.
Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets can do what matters most to them: build a nest egg, leave a legacy, and live confidently — now and throughout retirement. It’s why our talented professionals around the world work together to uncover uncommon opportunities and why our process encourages challenge and debate around our most compelling ideas to ensure better informed investment decisions, which hopefully lead to better outcomes for you.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2017 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia AMT-Free Intermediate Muni Bond Fund   |  Annual Report 2017

Columbia AMT-Free Intermediate Muni Bond Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia AMT-Free Intermediate Muni Bond Fund (the Fund) seeks current income exempt from federal income tax, consistent with preservation of principal.
Portfolio management
Brian McGreevy
Co-manager
Managed Fund since 2009
Paul Fuchs, CFA
Co-manager
Managed Fund since 2012
Effective December 29, 2017, Mr. McGreevy will no longer manage the Fund. Paul Fuchs will continue as co-portfolio manager of the Fund and on December 29, 2017, Deborah Vargo will be added as a co-portfolio manager of the Fund.
Average annual total returns (%) (for the period ended October 31, 2017)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/25/02	1.39	2.23	3.70
	Including sales charges		-1.64	1.61	3.38
Class C	Excluding sales charges	11/25/02	0.64	1.69	3.32
	Including sales charges		-0.34	1.69	3.32
Class R4*		03/19/13	1.50	2.41	3.89
Class R5*		11/08/12	1.67	2.53	3.95
Class T*	Excluding sales charges	04/03/17	1.24	2.15	3.63
	Including sales charges		-1.25	1.64	3.37
Class V	Excluding sales charges	06/26/00	1.44	2.28	3.75
	Including sales charges		-3.34	1.29	3.25
Class Y*		03/01/17	1.56	2.43	3.91
Class Z		06/14/93	1.50	2.42	3.90
Bloomberg Barclays 3-15 Year Blend Municipal Bond Index			2.05	2.70	4.39
Returns for Class A are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C are shown with and without the 1.00% contingent deferred sales charge (CDSC) for the first year only. Returns for Class T shares are shown with and without the maximum initial sales charge of 2.50% per transaction. Returns for Class V are shown with and without the maximum initial sales charge of 4.75%. The Fund’s other classes are not subject to sales charges and have limited eligibility. Effective November 1, 2017, Class R4, Class R5, Class Y and Class Z shares were renamed Advisor Class, Institutional 2 Class, Institutional 3 Class and Institutional Class shares, respectively. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Barclays 3–15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990, with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia AMT-Free Intermediate Muni Bond Fund | Annual Report 2017

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (October 31, 2007 — October 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia AMT-Free Intermediate Muni Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Quality breakdown (%) (at October 31, 2017)
AAA rating	4.9
AA rating	33.0
A rating	43.4
BBB rating	12.5
BB rating	1.4
CCC rating	0.0 (a)
Not rated	4.8
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
Top Ten States/Territories (%) (at October 31, 2017)
California	17.9
Texas	12.3
New York	11.5
Illinois	8.5
Florida	7.7
Pennsylvania	3.8
Colorado	2.8
North Carolina	2.7
Massachusetts	2.6
District of Columbia	2.3
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Columbia AMT-Free Intermediate Muni Bond Fund | Annual Report 2017	3

Manager Discussion of Fund Performance
The Fund’s Class A shares returned 1.39% excluding sales charges during the 12-month period ended October 31, 2017. The Class Z shares of the Fund returned 1.50% for the same time period. The Fund’s benchmark, the Bloomberg Barclays 3-15 Year Blend Municipal Bond Index, returned 2.05% for the same 12 months. The Fund’s underperformance was largely the result of its below-average interest-rate sensitivity, a headwind at a time of falling yields.
Market overview
Despite a rocky start, municipal bonds posted positive returns during the 12 months ended October 31, 2017. The market initially sold off in the early weeks of the period after the surprising results of the U.S. presidential election raised the prospects of higher growth, tax reform and reduced regulation under a new administration. In the U.S. Treasury market, the yield on the 10-year note rose from 1.79% on the Friday before the election to 2.60% by mid-December. (Prices and yields move in opposite directions). Municipal bond yields followed Treasuries higher in that interval, with yields on AAA-rated, 10-year issues rising by 0.75 percentage points. The sharp sell-off fueled redemptions from municipal bond funds, exacerbating the downturn.
As 2017 progressed, the fear of higher rates began to abate once it became apparent that Congress and the Trump administration would be unable to enact their policy proposals as quickly as originally expected. Investors initially anticipated action on health care and tax reform early in the presidential term, which increased expectations for stronger growth and raised the possibility of higher interest rates. Yields started falling modestly in March 2017 when these developments failed to come to fruition, and the combination of a lower new-issue supply and renewed inflows into mutual funds augmented the positive tone in the market. As of October 31, 2017, the year-to-date new-issue supply stood 15-20% below the level reached in the first ten months of 2016. At the same time, demand remained strong as older bonds matured or were called away and investors redeployed the cash back into the tax-exempt area. The ensuing recovery in municipal bonds enabled the asset class to finish in positive territory for the full year.
Pension issues continued to dominate the headlines, with Illinois and Chicago struggling to adopt budgets and several other states, including New Jersey, Connecticut, Pennsylvania and Kentucky, experiencing wider credit spreads as fears of credit-rating downgrades began to emerge. After a drawn-out budget negotiation in Illinois, the Illinois state government approved budget and revenue packages in late July. This favorable development sparked a rally in the bonds of the state and City of Chicago, and both finished among the top performers in the benchmark for the full 12 months. However, the State of Connecticut continued to struggle with budget issues before eventually passing its budget four months late. Additionally, the City of Hartford explored the possibility of bankruptcy after its debt was downgraded to below investment grade by the rating agencies. At the sector level, hospital bonds produced returns slightly better than the index, albeit with greater volatility than in past years due to the potential changes to the Affordable Care Act (ACA).
Contributors and detractors
The Fund modestly underperformed its benchmark due to its slightly shorter duration profile and higher weighting in bonds with shorter maturities. (Duration is a measure of interest-rate sensitivity.) While this aspect of our positioning helped results early in the period when rates were rising, it proved to be a detractor for the full year given the subsequent recovery in the market.
Transportation was the best performing sector for the Fund, with returns that exceeded the benchmark components. Bonds with dedicated revenue streams that lack the pension issues faced by the issuers of general obligation (GO) debt generally outperformed, including those issued to finance toll roads. The Fund’s overweight in zero-coupon bonds, which performed well during the rally due to their longer durations, also aided results. The Fund had an equal-weighting in Chicago GOs, but we added value by being overweight in longer term issues.
We held a position in the Virgin Islands early in the period, which hurt performance once the Virgin Island bonds started to reflect the potential for a debt restructuring due to its budget problems and similarities to Puerto Rico. We exited the position in the first quarter of 2017, and we had no weighting at the close of the period. The Fund’s exposure to bonds with shorter maturities than the benchmark was a drag on results given that the front end of the yield curve lagged during the rally. We used these holdings to maintain liquidity in the portfolio, cover redemptions and fund new purchases of longer maturity issues.
4	Columbia AMT-Free Intermediate Muni Bond Fund | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
Fund positioning
Yield spreads stood at tight levels at the close of the period, as the resolution of the budget difficulties in Illinois and Chicago took some of the anxiety out of the market. However, pension concerns remained a potential driver of performance in Connecticut, Pennsylvania, New Jersey and a few large metropolitan areas. The rating agencies have been quicker to downgrade if they do not see progress being made around pension funding and reform. We are therefore monitoring these developments closely, and we are watching to see if lower current rates lead to increased supply by improving the refinancing possibilities for some issuers.
We maintained a cautious outlook throughout the period, with a slightly short to neutral duration positioning. Our expectation was for higher volatility caused by the debate about changes to the ACA, tax-reform discussions and their potential impact on the municipal tax exemption, and the U.S. Federal Reserve’s desire to raise interest rates. We favored securities with limited pension issues or where yield spreads provided attractive compensation for the associated risks. We saw compelling values in the transportation and toll-road sectors, as well as in the bonds of some lower rated student housing and continuing care retirement communities. We also identified value in lower coupon issues, which offered greater yield spreads than bonds with traditional 5% coupons.
Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state’s financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state, local or alternative minimum taxes. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia AMT-Free Intermediate Muni Bond Fund | Annual Report 2017	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
May 1, 2017 — October 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,021.40	1,021.50	4.02	4.02	0.78
Class C	1,000.00	1,000.00	1,017.10	1,018.19	7.35	7.35	1.43
Class R4	1,000.00	1,000.00	1,021.50	1,022.52	2.99	2.99	0.58
Class R5	1,000.00	1,000.00	1,022.80	1,022.88	2.63	2.63	0.51
Class T	1,000.00	1,000.00	1,020.20	1,021.25	4.27	4.27	0.83
Class V (formerly Class T)	1,000.00	1,000.00	1,021.70	1,021.76	3.76	3.76	0.73
Class Y	1,000.00	1,000.00	1,022.00	1,023.08	2.42	2.42	0.47
Class Z	1,000.00	1,000.00	1,021.50	1,022.52	2.99	2.99	0.58
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Columbia AMT-Free Intermediate Muni Bond Fund | Annual Report 2017

Portfolio of Investments
October 31, 2017
(Percentages represent value of investments compared to net assets)
Floating Rate Notes 1.0%
Issue Description	Effective Yield	Principal Amount ($)	Value ($)
New York 0.6%
New York City Transitional Finance Authority(a),(b)
Subordinated Revenue Bonds
Future Tax Secured
VRDN Series 2016 (JPMorgan Chase Bank)
02/01/2045	0.900%	5,000,000	5,000,000
New York City Water & Sewer System(a),(b)
Revenue Bonds
2nd General Resolution
VRDN Series 2012 (State Street Bank and Trust Co.)
06/15/2032	0.920%	3,750,000	3,750,000
VRDN Series 2016BB (State Street Bank and Trust Co.)
06/15/2049	0.920%	3,000,000	3,000,000
Total			11,750,000
Utah 0.4%
City of Murray(a),(b)
Revenue Bonds
IHC Health Services, Inc.
VRDN Series 2005A (JPMorgan Chase Bank NA)
05/15/2037	0.900%	2,000,000	2,000,000
City of Murray(b)
Revenue Bonds
IHC Health Services, Inc.
VRDN Series 2005B
05/15/2037	0.900%	5,130,000	5,130,000
Total			7,130,000
Total Floating Rate Notes (Cost $18,880,000)			18,880,000

Municipal Bonds 97.6%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Alabama 0.8%
Alabama Federal Aid Highway Finance Authority
Revenue Bonds
Series 2017A
09/01/2026	5.000%	5,000,000	6,181,200
Alabama Public School & College Authority
Refunding Revenue Bonds
Series 2009A
05/01/2019	5.000%	10,000,000	10,572,900
Total			16,754,100
Alaska 1.1%
City of Valdez
Refunding Revenue Bonds
BP Pipelines, Inc. Project
Series 2003B
01/01/2021	5.000%	19,460,000	21,512,057
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Arizona 0.2%
La Paz County Industrial Development Authority
Revenue Bonds
Charter School Solutions - Harmony Public
Series 2016
02/15/2026	5.000%	1,250,000	1,400,975
02/15/2036	5.000%	2,800,000	3,007,928
Total			4,408,903
Arkansas 0.6%
Pulaski County Public Facilities Board
Revenue Bonds
Series 2014
12/01/2029	5.000%	4,695,000	5,370,141
12/01/2031	5.000%	5,185,000	5,885,597
Total			11,255,738
California 17.7%
California Educational Facilities Authority
Revenue Bonds
Chapman University
Series 2015
04/01/2028	5.000%	1,000,000	1,172,640
04/01/2029	5.000%	1,650,000	1,923,900
04/01/2030	5.000%	1,700,000	1,966,033
California Health Facilities Financing Authority
Refunding Revenue Bonds
El Camino Hospital
Series 2015A
02/01/2029	5.000%	1,485,000	1,724,070
Revenue Bonds
El Camino Hospital
Series 2017
02/01/2034	5.000%	1,750,000	2,041,900
Sutter Health Obligation Group
Series 2016A
11/15/2033	5.000%	5,000,000	5,853,300
California Infrastructure & Economic Development Bank
Refunding Revenue Bonds
Pacific Gas and Electric
Series 2017B
11/01/2026	1.750%	500,000	500,435
California Municipal Finance Authority
Refunding Revenue Bonds
Biola University
Series 2017
10/01/2033	5.000%	625,000	737,956
10/01/2034	5.000%	570,000	670,331
Retirement Housing Foundation
Series 2017
11/15/2032	5.000%	850,000	1,051,017

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free Intermediate Muni Bond Fund | Annual Report 2017	7

Portfolio of Investments  (continued)
October 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
California School Finance Authority(c)
Refunding Revenue Bonds
Aspire Public Schools
Series 2016
08/01/2036	5.000%	2,085,000	2,313,495
California State Public Works Board
Refunding Revenue Bonds
Various Capital Projects
Series 2012G
11/01/2028	5.000%	5,510,000	6,366,144
Revenue Bonds
Various Capital Projects
Series 2011A
10/01/2022	5.250%	3,395,000	3,874,374
Series 2012A
04/01/2028	5.000%	10,000,000	11,392,800
Series 2013I
11/01/2028	5.250%	9,225,000	10,991,956
11/01/2029	5.000%	5,000,000	5,834,550
11/01/2031	5.500%	2,930,000	3,508,675
Various Correctional Facilities
Series 2014A
09/01/2031	5.000%	15,350,000	17,997,875
California Statewide Communities Development Authority
Revenue Bonds
Henry Mayo Newhall Memorial
Series 2014A (AGM)
10/01/2034	5.000%	5,000,000	5,604,600
Series 2017
05/15/2033	5.000%	1,350,000	1,589,625
05/15/2034	5.000%	1,000,000	1,172,030
05/15/2035	5.000%	2,200,000	2,568,500
City of Tulare Sewer
Refunding Revenue Bonds
Series 2015 (AGM)
11/15/2030	5.000%	1,910,000	2,264,840
11/15/2031	5.000%	1,000,000	1,183,380
11/15/2032	5.000%	1,610,000	1,893,682
City of Vernon Electric System
Unrefunded Revenue Bonds
Series 2009A
08/01/2021	5.125%	5,110,000	5,407,198
Del Mar Race Track Authority
Refunding Revenue Bonds
Series 2015
10/01/2035	5.000%	1,665,000	1,825,656
Foothill-Eastern Transportation Corridor Agency
Subordinated Refunding Revenue Bonds
Series 2014B-3
01/15/2053	5.500%	9,000,000	10,220,490
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Golden State Tobacco Securitization Corp.
Asset-Backed Refunding Revenue Bonds
Series 2015A
06/01/2033	5.000%	5,250,000	6,111,735
Refunding Revenue Bonds
Series 2017A-1
06/01/2024	5.000%	5,000,000	5,826,600
Hartnell Community College District(d)
Unlimited General Obligation Refunding Bonds
Capital Appreciation Serial Bonds
Series 2015A
08/01/2035	0.000%	2,650,000	1,351,182
La Quinta Redevelopment Agency Successor Agency
Refunding Tax Allocation Bonds
Redevelopment Project
Subordinated Series 2013A
09/01/2029	5.000%	5,000,000	5,732,550
Los Angeles County Sanitation Districts Financing Authority
Subordinated Refunding Revenue Bonds
Capital Projects - District #14
Series 2015
10/01/2033	5.000%	4,000,000	4,742,280
Manteca Unified School District(d)
Unlimited General Obligation Bonds
Capital Appreciation-Election of 2004
Series 2006 (NPFGC)
08/01/2024	0.000%	5,000,000	4,310,900
Monrovia Unified School District
Unlimited General Obligation Refunding Bonds
Series 2005 (NPFGC)
08/01/2021	5.250%	5,600,000	6,299,160
Oakland Unified School District/Alameda County
Prerefunded 08/01/19 Unlimited General Obligation Bonds
Election of 2006
Series 2009A
08/01/2029	6.125%	14,500,000	15,778,320
Pico Rivera Water Authority
Revenue Bonds
Water System Project
Series 1999A (NPFGC)
05/01/2029	5.500%	3,000,000	3,578,250
Rancho Santiago Community College District(d)
Unlimited General Obligation Bonds
Capital Appreciation-Election of 2002
Series 2006C (AGM)
09/01/2031	0.000%	28,000,000	18,397,120
San Francisco City & County Airports Commission - San Francisco International Airport
Revenue Bonds
Series 2010A
05/01/2029	4.900%	5,000,000	5,363,000

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia AMT-Free Intermediate Muni Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
October 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
San Joaquin Hills Transportation Corridor Agency(d)
Revenue Bonds
Senior Lien
Series 1993 Escrowed to Maturity
01/01/2025	0.000%	22,405,000	19,677,863
San Jose Financing Authority
Refunding Revenue Bonds
Civic Center Project
Series 2013A
06/01/2029	5.000%	12,000,000	13,981,440
San Mateo County Community College District(d)
Unlimited General Obligation Bonds
Capital Appreciation-Election of 2005
Series 2006A (NPFGC)
09/01/2020	0.000%	9,310,000	8,963,575
Simi Valley Unified School District
Unlimited General Obligation Refunding Bonds
Series 2017
08/01/2025	5.000%	2,400,000	2,966,664
Southern California Public Power Authority
Revenue Bonds
Project No. 1
Series 2007A
11/01/2022	5.250%	2,500,000	2,875,575
Windy Point/Windy Flats Project
Series 2010-1
07/01/2028	5.000%	10,000,000	10,971,000
07/01/2030	5.000%	15,875,000	17,377,092
State of California
Prerefunded 07/01/19 Unlimited General Obligation Bonds
Series 2009A
07/01/2020	5.000%	12,500,000	13,318,500
Unlimited General Obligation Bonds
Series 2015
03/01/2033	5.000%	5,000,000	5,836,000
Various Purpose
Series 2009
10/01/2022	5.250%	25,000,000	26,959,250
Series 2010
03/01/2025	5.000%	1,000,000	1,087,060
Series 2011
09/01/2031	5.000%	10,000,000	11,345,900
Unlimited General Obligation Refunding Bonds
Various Purpose
Series 2017
11/01/2028	5.000%	8,225,000	10,198,260
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Tustin Community Facilities District
Refunding Special Tax Bonds
Legacy Villages of Columbus #06-1
Series 2015
09/01/2031	5.000%	1,000,000	1,149,150
09/01/2033	5.000%	1,250,000	1,433,600
West Contra Costa Unified School District(d)
Unlimited General Obligation Bonds
Series 2005 (NPFGC)
08/01/2020	0.000%	7,285,000	6,953,970
Total			346,237,448
Colorado 2.8%
Board of Governors of Colorado State University System
Refunding Revenue Bonds
Series 2013A
03/01/2031	5.000%	4,560,000	5,595,302
City & County of Denver Airport System
Revenue Bonds
Series 2012B
11/15/2032	5.000%	10,000,000	11,440,700
Colorado Health Facilities Authority
Refunding Revenue Bonds
Covenant Retirement Communities
Series 2012A
12/01/2027	5.000%	4,000,000	4,376,280
Series 2015
12/01/2026	5.000%	1,860,000	2,102,432
12/01/2028	5.000%	1,000,000	1,108,220
12/01/2030	5.000%	1,400,000	1,533,840
Evangelical Lutheran Good Samaritan Society
Series 2017
06/01/2030	5.000%	2,000,000	2,302,100
NCMC, Inc. Project
Series 2016
05/15/2027	5.000%	1,440,000	1,718,381
Revenue Bonds
Adventist Health Systems/Sunbelt
Series 2016
11/15/2036	5.000%	3,025,000	3,662,065
Park Creek Metropolitan District
Refunding Tax Allocation Bonds
Limited Property Tax
Series 2015
12/01/2032	5.000%	1,500,000	1,654,920
Regional Transportation District
Certificate of Participation
Series 2015
06/01/2027	5.000%	2,925,000	3,482,681
Prerefunded 06/01/20 Certificate of Participation
Series 2010A
06/01/2025	5.000%	9,135,000	9,997,253

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free Intermediate Muni Bond Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
October 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Unrefunded Certificate of Participation
Series 2010A
06/01/2025	5.000%	865,000	942,262
University of Colorado Hospital Authority
Revenue Bonds
Series 2012A
11/15/2027	5.000%	3,750,000	4,323,562
Total			54,239,998
Connecticut 0.4%
Connecticut State Development Authority
Refunding Revenue Bonds
Connecticut Light & Power Co. Project
Series 2011
09/01/2028	4.375%	1,615,000	1,768,861
Connecticut State Health & Educational Facility Authority
Revenue Bonds
Trinity College
Series 1998F (NPFGC)
07/01/2021	5.500%	695,000	757,828
Harbor Point Infrastructure Improvement District
Tax Allocation Bonds
Harbor Point Project
Series 2010A
04/01/2022	7.000%	4,984,000	5,330,488
Total			7,857,177
District of Columbia 2.2%
District of Columbia
Refunding Revenue Bonds
Children’s Hospital
Series 2015
07/15/2030	5.000%	3,000,000	3,508,440
Friendship Public Charter School
Series 2016
06/01/2036	5.000%	3,000,000	3,280,440
Metropolitan Washington Airports Authority
Revenue Bonds
Series 2009C
10/01/2025	5.250%	8,920,000	9,252,270
Metropolitan Washington Airports Authority Dulles Toll Road(d)
Revenue Bonds
Capital Appreciation-2nd Senior Lien
Series 2009B (AGM)
10/01/2024	0.000%	20,980,000	17,405,428
10/01/2025	0.000%	7,500,000	5,990,475
10/01/2026	0.000%	5,000,000	3,847,850
Total			43,284,903
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Florida 7.6%
Capital Trust Agency, Inc.(e)
Revenue Bonds
Atlantic Housing Foundation
Subordinated Series 2008B
07/15/2032	0.000%	1,835,000	1,376,250
Central Florida Expressway Authority
Refunding Revenue Bonds
Senior Lien
Series 2016B
07/01/2031	4.000%	2,000,000	2,167,420
Series 2016A
07/01/2031	4.000%	12,000,000	13,004,520
Citizens Property Insurance Corp.
Revenue Bonds
Senior Secured
Series 2012A-1
06/01/2021	5.000%	16,965,000	19,103,099
City of Lakeland
Refunding Revenue Bonds
1st Mortgage-Carpenters Home Estates
Series 2008
01/01/2019	5.875%	935,000	964,228
City of Port St. Lucie Utility System
Refunding Revenue Bonds
Series 2016
09/01/2028	5.000%	1,200,000	1,437,408
County of Miami-Dade Aviation
Prerefunded 10/01/20 Revenue Bonds
Miami International
Series 2010
10/01/2025	5.500%	1,450,000	1,625,784
Refunding Revenue Bonds
Series 2014B
10/01/2032	5.000%	6,620,000	7,641,996
Unrefunded Revenue Bonds
Miami International
Series 2010
10/01/2025	5.500%	4,550,000	5,091,859
County of Miami-Dade Rickenbacker Causeway
Revenue Bonds
Series 2014
10/01/2029	5.000%	500,000	579,250
10/01/2031	5.000%	600,000	692,214
10/01/2033	5.000%	1,215,000	1,396,752
County of Miami-Dade Water & Sewer System
Refunding Revenue Bonds
System
Series 2008B (AGM)
10/01/2021	5.250%	20,000,000	22,906,000

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia AMT-Free Intermediate Muni Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
October 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Florida Development Finance Corp.(c)
Revenue Bonds
Miami Arts Charter School Project
Series 2014A
06/15/2034	5.875%	1,665,000	1,638,010
Florida Municipal Power Agency
Refunding Revenue Bonds
Series 2016A
10/01/2030	5.000%	2,750,000	3,281,712
Series 2017A
10/01/2027	5.000%	5,000,000	6,150,700
Hillsborough County Aviation Authority
Revenue Bonds
Tampa International Airport
Subordinated Series 2015B
10/01/2031	5.000%	1,600,000	1,839,344
10/01/2032	5.000%	2,300,000	2,634,673
Lee County School Board (The)
Refunding Certificate of Participation
Series 2014A
08/01/2028	5.000%	2,000,000	2,337,000
Miami-Dade County Expressway Authority
Refunding Revenue Bonds
Series 2016A
07/01/2029	5.000%	2,175,000	2,568,283
Mid-Bay Bridge Authority
Refunding Revenue Bonds
Series 2015A
10/01/2030	5.000%	2,150,000	2,463,900
Orange County Health Facilities Authority
Refunding Revenue Bonds
Orlando Health, Inc.
Series 2016A
10/01/2035	5.000%	3,000,000	3,408,960
Orange County School Board
Prerefunded 08/01/22 Certificate of Participation
Series 2012B
08/01/2026	5.000%	6,500,000	7,548,255
Refunding Certificate of Participation
Series 2016C
08/01/2033	5.000%	8,500,000	9,984,780
Pasco County School Board
Refunding Certificate of Participation
Series 2015A
08/01/2026	5.000%	4,620,000	5,533,004
08/01/2027	5.000%	2,500,000	2,982,275
Sarasota County Health Facilities Authority
Prerefunded 01/01/18 Refunding Revenue Bonds
Village On The Isle Project
Series 2007
01/01/2027	5.500%	4,000,000	4,028,640
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
School Board of Miami-Dade County (The)
Refunding Certificate of Participation
Series 2015A
05/01/2030	5.000%	2,500,000	2,893,400
School District of Broward County
Refunding Certificate of Participation
Series 2012A
07/01/2025	5.000%	5,280,000	6,019,781
Southeast Overtown Park West Community Redevelopment Agency(c)
Tax Allocation Bonds
Series 2014A-1
03/01/2030	5.000%	2,925,000	3,248,505
Sterling Hill Community Development District(e)
Special Assessment Bonds
Series 2003B
11/01/2010	5.500%	137,787	96,451
Volusia County Educational Facility Authority
Revenue Bonds
Series 2015B
10/15/2030	5.000%	1,510,000	1,732,046
Total			148,376,499
Georgia 1.9%
Bartow County Development Authority
Refunding Revenue Bonds
Georgia Power Co. Plant Bowen Project
Series 2017
09/01/2029	2.050%	3,600,000	3,594,420
Burke County Development Authority
Refunding Revenue Bonds
Georgia Power Company Plant Vogtle
Series 2017
12/01/2049	1.850%	4,000,000	3,990,120
City of Atlanta Department of Aviation
Subordinated Refunding Revenue Bonds
General Lien
Series 2014
01/01/2032	5.000%	2,000,000	2,338,680
City of Atlanta Water & Wastewater
Refunding Revenue Bonds
Series 2015
11/01/2030	5.000%	2,500,000	2,966,175
DeKalb County Hospital Authority
Revenue Bonds
DeKalb Medical Center, Inc. Project
Series 2010
09/01/2030	6.000%	5,000,000	5,480,900
Fulton County Development Authority
Refunding Revenue Bonds
Spelman College
Series 2015
06/01/2032	5.000%	3,630,000	4,217,697

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free Intermediate Muni Bond Fund | Annual Report 2017	11

Portfolio of Investments  (continued)
October 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Gainesville & Hall County Development Authority
Refunding Revenue Bonds
Riverside Military Academy
Series 2017
03/01/2037	5.000%	2,000,000	2,148,940
Georgia State Road & Tollway Authority(c),(d)
Revenue Bonds
I-75 S Express Lanes Project
Series 2014
06/01/2024	0.000%	625,000	429,725
06/01/2034	0.000%	3,750,000	1,282,838
Monroe County Development Authority
Refunding Revenue Bonds
Georgia Power Co.-Scherer
1st Series 2017
07/01/2049	2.050%	1,500,000	1,497,675
Richmond County Hospital Authority
Refunding Revenue Bonds
University Health Services, Inc. Project
Series 2016
01/01/2027	5.000%	2,000,000	2,405,060
01/01/2028	5.000%	950,000	1,129,322
State of Georgia
Unlimited General Obligation Bonds
Series 2012A
07/01/2031	4.000%	5,000,000	5,417,550
Total			36,899,102
Idaho 0.2%
Idaho Health Facilities Authority
Revenue Bonds
Terraces of Boise Project
Series 2014A
10/01/2024	7.000%	2,980,000	3,142,976
Series 2014B-1
10/01/2022	6.500%	800,000	800,824
Total			3,943,800
Illinois 8.4%
Chicago Midway International Airport
Refunding Revenue Bonds
2nd Lien
Series 2014B
01/01/2029	5.000%	6,150,000	7,068,502
Series 2016B
01/01/2035	4.000%	3,500,000	3,658,655
Chicago O’Hare International Airport
General Obligation Refunding Bonds
Senior Lien
Series 2016B
01/01/2033	5.000%	2,000,000	2,312,740
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Refunding Revenue Bonds
General Senior Lien
Series 2013B
01/01/2028	5.250%	11,180,000	12,912,341
Passenger Facility Charge
Series 2012A
01/01/2028	5.000%	2,590,000	2,915,434
01/01/2029	5.000%	2,500,000	2,805,600
01/01/2030	5.000%	3,000,000	3,355,230
Chicago Park District
Unlimited General Obligation Refunding Bonds
Limited Tax
Series 2014B
01/01/2029	5.000%	2,500,000	2,794,875
Chicago Transit Authority
Revenue Bonds
Series 2011
12/01/2029	5.250%	7,485,000	8,187,318
12/01/2030	5.250%	1,925,000	2,101,734
City of Chicago
Revenue Bonds
Asphalt Operating Services - Recovery Zone Facility
Series 2010
12/01/2018	6.125%	1,400,000	1,403,122
Unlimited General Obligation Bonds
Series 2002B
01/01/2027	5.125%	3,155,000	3,456,302
Series 2015A
01/01/2023	5.000%	5,000,000	5,477,400
Unlimited General Obligation Refunding Bonds
Project
Series 2014A
01/01/2030	5.250%	3,000,000	3,214,740
01/01/2032	5.250%	3,845,000	4,081,314
City of Chicago Wastewater Transmission
Refunding Revenue Bonds
Second Lien
Series 2017B
01/01/2033	5.000%	7,085,000	7,953,054
City of Chicago Waterworks
Refunding Revenue Bonds
2nd Lien
Series 2016
11/01/2027	5.000%	1,250,000	1,460,888
Illinois Finance Authority
Refunding Revenue Bonds
Rush University Medical Center
Series 2015A
11/15/2032	5.000%	10,000,000	11,255,700

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia AMT-Free Intermediate Muni Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
October 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Illinois Municipal Electric Agency
Refunding Revenue Bonds
Series 2015A
02/01/2030	5.000%	12,060,000	14,143,244
Illinois State Toll Highway Authority
Revenue Bonds
Series 2014C
01/01/2032	5.000%	9,600,000	11,035,872
Unrefunded Revenue Bonds
Senior Series 2016A
12/01/2031	4.000%	12,000,000	12,862,800
Kane Cook & DuPage Counties School District No. U-46 Elgin
Unlimited General Obligation Refunding Bonds
Series 2015D
01/01/2032	5.000%	1,800,000	2,057,742
01/01/2033	5.000%	2,000,000	2,277,780
Railsplitter Tobacco Settlement Authority
Revenue Bonds
Series 2010
06/01/2019	5.000%	5,000,000	5,293,300
06/01/2021	5.250%	12,000,000	13,527,120
State of Illinois
Unlimited General Obligation Bonds
Series 2013
07/01/2026	5.500%	10,100,000	11,161,914
Series 2014
02/01/2031	5.250%	5,000,000	5,382,250
Total			164,156,971
Indiana 0.6%
City of Indianapolis Thermal Energy System
Refunding Revenue Bonds
1st Lien
Series 2014A
10/01/2032	5.000%	1,400,000	1,592,346
Indiana Finance Authority
Revenue Bonds
1st Lien-CWA Authority, Inc.
Series 2011A
10/01/2025	5.250%	1,750,000	1,999,952
2nd Lien-CWA Authority, Inc.
Series 2011B
10/01/2023	5.250%	7,035,000	8,019,689
Total			11,611,987
Kentucky 1.0%
Kentucky Municipal Power Agency
Refunding Revenue Bonds
Series 2015A
09/01/2029	5.000%	4,000,000	4,578,480
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Louisville & Jefferson County Metropolitan Sewer District
Prerefunded 05/15/19 Revenue Bonds
Series 2009A
05/15/2021	5.000%	7,445,000	7,882,543
05/15/2022	5.000%	7,825,000	8,284,875
Total			20,745,898
Louisiana 1.1%
Louisiana Office Facilities Corp.
Refunding Revenue Bonds
State Capital
Series 2010A
05/01/2020	5.000%	4,290,000	4,661,085
Louisiana State Citizens Property Insurance Corp.
Refunding Revenue Bonds
Series 2015 (AGM)
06/01/2022	5.000%	2,000,000	2,299,160
New Orleans Aviation Board
Revenue Bonds
Consolidated Rental Car
Series 2009A
01/01/2025	6.000%	4,250,000	4,439,932
Parish of St. Charles
Revenue Bonds
Valero Energy Corp.
Series 2010
12/01/2040	4.000%	9,320,000	9,886,470
Total			21,286,647
Maryland 0.1%
County of Howard
Refunding Revenue Bonds
Columbia Vantage House Corp.
Series 2017
04/01/2036	5.000%	1,000,000	1,037,210
Maryland Health & Higher Educational Facilities Authority
Refunding Revenue Bonds
Meritus Medical Center Issue
Series 2015
07/01/2028	5.000%	1,300,000	1,485,393
Total			2,522,603
Massachusetts 2.6%
Massachusetts Bay Transportation Authority(d)
Refunding Revenue Bonds
Series 2016A
07/01/2029	0.000%	10,000,000	7,100,700
Massachusetts Bay Transportation Authority
Unrefunded Revenue Bonds
General Transportation
Series 1991 (NPFGC)
03/01/2021	7.000%	2,395,000	2,679,286

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free Intermediate Muni Bond Fund | Annual Report 2017	13

Portfolio of Investments  (continued)
October 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Massachusetts Clean Water Trust (The)
Revenue Bonds
MWRA Program
Subordinated Series 1999A
08/01/2019	6.000%	2,500,000	2,712,275
Massachusetts Development Finance Agency
Refunding Revenue Bonds
Boston Medical Center
Series 2016E
07/01/2033	5.000%	1,000,000	1,131,180
Emerson College
Series 2017A
01/01/2034	5.000%	1,000,000	1,165,470
Lahey Clinic Obligation
Series 2015F
08/15/2031	5.000%	2,490,000	2,873,211
08/15/2032	5.000%	4,120,000	4,732,273
08/15/2033	5.000%	4,845,000	5,528,678
Revenue Bonds
Dana-Farber Cancer Institute
Series 2016
12/01/2034	5.000%	1,000,000	1,160,740
UMass Boston Student Housing Project
Series 2016
10/01/2032	5.000%	1,300,000	1,455,571
Massachusetts Health & Educational Facilities Authority
Revenue Bonds
Boston College
Series 2008M-1
06/01/2024	5.500%	2,670,000	3,263,755
Massachusetts Port Authority
Revenue Bonds
Series 2010A
07/01/2025	5.000%	1,500,000	1,645,245
Massachusetts Water Pollution Abatement Trust (The)
Prerefunded 08/01/19 Revenue Bonds
State Revolving Fund
Series 2009-14
08/01/2024	5.000%	12,530,000	13,373,144
Massachusetts Water Resources Authority
Refunding Revenue Bonds
Green Bonds
Series 2016C
08/01/2036	4.000%	2,000,000	2,146,420
Total			50,967,948
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Michigan 1.6%
City of Detroit Sewage Disposal System
Refunding Revenue Bonds
Senior Lien
Series 2012A
07/01/2026	5.250%	2,000,000	2,265,120
07/01/2027	5.250%	1,500,000	1,668,600
Michigan Finance Authority
Refunding Revenue Bonds
McLaren Health Care Corp.
Series 2015
05/15/2029	5.000%	1,800,000	2,077,596
Senior Lien - Great Lakes Water Authority
Series 2014C-6
07/01/2033	5.000%	800,000	891,864
Series 2014H-1
10/01/2026	5.000%	3,300,000	3,816,252
Trinity Health Credit
Series 2017
12/01/2031	5.000%	2,500,000	2,930,075
Revenue Bonds
Local Government Loan Program - Great Lakes Water Authority
Series 2015
07/01/2033	5.000%	5,000,000	5,603,600
Senior Lien - Great Lakes Water Authority
Series 2014C-3 (AGM)
07/01/2032	5.000%	1,000,000	1,132,210
Royal Oak Hospital Finance Authority
Refunding Revenue Bonds
William Beaumont Hospital
Series 2014D
09/01/2032	5.000%	4,075,000	4,567,545
State of Michigan Trunk Line
Revenue Bonds
Series 2011
11/15/2027	5.000%	1,000,000	1,131,120
11/15/2028	5.000%	1,000,000	1,130,280
11/15/2029	5.000%	1,205,000	1,359,975
Wayne County Airport Authority
Refunding Revenue Bonds
Series 2017C
12/01/2027	5.000%	1,000,000	1,229,540
12/01/2028	5.000%	900,000	1,094,004
Total			30,897,781

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia AMT-Free Intermediate Muni Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
October 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Minnesota 1.2%
City of Maple Grove
Refunding Revenue Bonds
Maple Grove Hospital Corp.
Series 2017
05/01/2029	5.000%	2,720,000	3,174,022
05/01/2030	5.000%	850,000	982,736
City of St. Cloud
Refunding Revenue Bonds
Centracare Health
Series 2016A
05/01/2027	5.000%	1,785,000	2,159,725
County of Rice(c)
Revenue Bonds
Shattuck-St. Mary’s School
Series 2015A
08/01/2022	5.000%	745,000	773,057
Dakota County Community Development Agency
Revenue Bonds
Sanctuary at West St. Paul Project
Series 2015
08/01/2030	5.750%	1,075,000	1,079,064
Housing & Redevelopment Authority of The City of St. Paul
Prerefunded 11/15/20 Revenue Bonds
HealthEast Care System Project
Series 2015
11/15/2028	5.250%	1,500,000	1,675,815
Refunding Revenue Bonds
Fairview Health Services
Series 2017
11/15/2029	5.000%	1,050,000	1,259,160
11/15/2035	4.000%	755,000	797,189
HealthPartners Obligation Group
Series 2015
07/01/2028	5.000%	6,400,000	7,518,528
Sartell-St. Stephen Independent School District No. 748(d)
Unlimited General Obligation Bonds
School Building
Series 2016B (School District Credit Enhancement Program)
02/01/2030	0.000%	2,065,000	1,433,957
02/01/2031	0.000%	2,190,000	1,457,007
Woodbury Housing & Redevelopment Authority
Revenue Bonds
St. Therese of Woodbury
Series 2014
12/01/2034	5.000%	1,000,000	1,038,590
Total			23,348,850
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Mississippi 0.2%
State of Mississippi
Revenue Bonds
Series 2015E
10/15/2029	5.000%	3,500,000	4,146,870
Missouri 1.1%
Health & Educational Facilities Authority of the State of Missouri
Refunding Revenue Bonds
CoxHealth
Series 2015A
11/15/2028	5.000%	6,210,000	7,275,698
Revenue Bonds
Lutheran Senior Services
Series 2014
02/01/2026	5.000%	1,300,000	1,463,618
02/01/2029	5.000%	5,975,000	6,579,311
Kirkwood Industrial Development Authority
Refunding Revenue Bonds
Aberdeen Heights Project
Series 2017
05/15/2037	5.250%	2,695,000	2,843,872
Missouri Joint Municipal Electric Utility Commission
Refunding Revenue Bonds
Prairie State Project
Series 2015A
12/01/2029	5.000%	2,000,000	2,334,280
Poplar Bluff Regional Transportation Development District
Revenue Bonds
Series 2012
12/01/2026	3.250%	385,000	396,092
St. Louis County Industrial Development Authority
Refunding Revenue Bonds
St. Andrew’s Resources for Seniors Obligated Group
Series 2015
12/01/2025	5.000%	1,565,000	1,675,583
Total			22,568,454
Nebraska 0.7%
Public Power Generation Agency
Refunding Revenue Bonds
Whelan Energy Center Unit
Series 2015
01/01/2027	5.000%	11,865,000	13,935,205
Nevada 2.0%
Carson City
Refunding Revenue Bonds
Carson Tahoe Regional Medical Center
Series 2012
09/01/2027	5.000%	3,250,000	3,584,750

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free Intermediate Muni Bond Fund | Annual Report 2017	15

Portfolio of Investments  (continued)
October 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Sparks(c)
Tax Anticipation Revenue Bonds
Senior Sales
Series 2008A
06/15/2020	6.500%	2,700,000	2,745,576
Clark County School District
Limited General Obligation Bonds
Series 2015D
06/15/2030	4.000%	9,360,000	10,184,616
County of Clark
Limited General Obligation Refunding Bonds
Transportation
Series 2009A
12/01/2028	5.000%	10,740,000	11,562,147
County of Clark Department of Aviation
Subordinated Revenue Bonds
System Lien
Series 2009C (AGM)
07/01/2025	5.000%	8,190,000	8,699,664
County of Washoe
Refunding Revenue Bonds
Sierra Pacific Power
Series 2016B
03/01/2036	3.000%	3,000,000	3,138,720
Total			39,915,473
New Hampshire 0.4%
New Hampshire Health & Education Facilities Authority Act
Revenue Bonds
University System
Series 2009A
07/01/2023	5.000%	8,370,000	8,859,394
New Jersey 1.7%
Essex County Improvement Authority
Refunding Revenue Bonds
County Guaranteed Project Consolidation
Series 2004 (NPFGC)
10/01/2026	5.500%	750,000	951,413
Freehold Regional High School District
Unlimited General Obligation Refunding Bonds
Series 2001 (NPFGC)
03/01/2020	5.000%	1,205,000	1,305,846
Hudson County Improvement Authority
Refunding Revenue Bonds
Hudson County Lease Project
Series 2010 (AGM)
10/01/2024	5.375%	2,000,000	2,399,500
Manalapan-Englishtown Regional Board of Education
Unlimited General Obligation Refunding Bonds
Series 2004 (NPFGC)
12/01/2020	5.750%	1,325,000	1,490,055
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New Jersey Economic Development Authority
Refunding Revenue Bonds
New Jersey American Water Co.
Series 2010A
06/01/2023	4.450%	1,000,000	1,059,750
School Facilities-Construction
Series 2009AA
12/15/2020	5.250%	1,000,000	1,048,890
Subordinated Series 2017A
07/01/2029	3.125%	3,475,000	3,419,748
Revenue Bonds
MSU Student Housing Project-Provident
Series 2010
06/01/2021	5.000%	1,000,000	1,061,820
New Jersey Economic Development Authority(d)
Revenue Bonds
Capital Appreciation-Motor Vehicle Surcharges
Series 2004 (NPFGC)
07/01/2021	0.000%	1,255,000	1,157,060
New Jersey Transportation Trust Fund Authority
Revenue Bonds
Transportation System
Series 2006A
12/15/2020	5.250%	1,000,000	1,094,610
Series 2006A (AGM)
12/15/2021	5.500%	4,700,000	5,329,330
12/15/2022	5.250%	4,000,000	4,587,520
New Jersey Turnpike Authority
Refunding Revenue Bonds
Series 2017B
01/01/2029	5.000%	5,880,000	7,192,004
Robbinsville Board of Education
Unlimited General Obligation Refunding Bonds
Series 2005 (AGM)
01/01/2028	5.250%	500,000	622,210
Total			32,719,756
New Mexico 0.2%
County of Bernalillo
Refunding Revenue Bonds
Series 1998
04/01/2027	5.250%	3,000,000	3,646,950
New York 10.8%
Buffalo & Erie County Industrial Land Development Corp.
Revenue Bonds
Catholic Health System
Series 2015
07/01/2024	5.000%	700,000	822,276
07/01/2025	5.000%	1,000,000	1,185,600

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia AMT-Free Intermediate Muni Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
October 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of New York
Subordinated Unlimited General Obligation Bonds
Series 2008B-1
09/01/2022	5.250%	7,200,000	7,449,912
County of Nassau
Limited General Obligation Bonds
Series 2014A
04/01/2027	5.000%	12,025,000	14,091,376
Hudson Yards Infrastructure Corp.
Refunding Revenue Bonds
Series 2017A
02/15/2034	5.000%	5,000,000	5,920,750
Long Island Power Authority
Refunding Revenue Bonds
Series 2016B
09/01/2030	5.000%	1,535,000	1,826,619
Revenue Bonds
Series 2012B
09/01/2026	5.000%	5,000,000	5,734,450
Nassau County Local Economic Assistance Corp.
Refunding Revenue Bonds
Catholic Health Services
Series 2011
07/01/2020	5.000%	9,390,000	10,213,973
New York City Transitional Finance Authority
Unrefunded Revenue Bonds
Future Tax Secured
Series 2009
05/01/2027	5.000%	7,355,000	7,779,825
New York City Transitional Finance Authority Future Tax Secured
Subordinated Revenue Bonds
Future Tax
Series 2016E-1
02/01/2032	5.000%	13,000,000	15,323,230
New York Counties Tobacco Trust VI
Tobacco Settlement Pass-Through Bonds
Series 2016
06/01/2045	5.000%	890,000	935,568
New York State Dormitory Authority
Prerefunded 05/01/19 Revenue Bonds
North Shore-Long Island Jewish Obligation Group
Series 2009A
05/01/2030	5.250%	4,750,000	5,041,935
Prerefunded 07/01/19 Revenue Bonds
Mount Sinai School of Medicine
Series 2009
07/01/2026	5.500%	14,635,000	15,675,988
07/01/2027	5.500%	10,675,000	11,434,313
Refunding Revenue Bonds
Consolidated Service Contract
Series 2009A
07/01/2024	5.000%	3,500,000	3,722,600
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
General Purpose
Series 2017A
02/15/2027	5.000%	10,000,000	12,406,200
North Shore - Long Island Jewish Obligation Group
Series 2015A
05/01/2031	5.000%	9,830,000	11,401,227
Revenue Bonds
St. John’s University
Series 2007C (NPFGC)
07/01/2023	5.250%	3,245,000	3,878,002
State University Educational Facilities
3rd General Series 2005A (NPFGC)
05/15/2022	5.500%	6,730,000	7,935,343
Upstate Community-State Supported
Series 2005B (NPFGC)
07/01/2021	5.500%	6,345,000	7,297,829
New York State Thruway Authority
Revenue Bonds
General
2nd Series 2005B (AMBAC)
04/01/2020	5.500%	10,840,000	11,962,048
Series 2012I
01/01/2024	5.000%	8,500,000	9,770,580
Junior Lien
Series 2016A
01/01/2033	5.000%	1,000,000	1,163,490
New York State Urban Development Corp.
Refunding Revenue Bonds
Service Contract
Series 2008B
01/01/2019	5.000%	4,000,000	4,104,760
01/01/2020	5.000%	10,460,000	10,733,215
Revenue Bonds
State Personal Income Tax-State Facilities
Series 2004A-2 (NPFGC)
03/15/2020	5.500%	20,000,000	22,017,600
Port Authority of New York & New Jersey
Revenue Bonds
Consolidated 154th
Series 2009
09/01/2026	4.750%	1,000,000	1,048,200
Total			210,876,909
North Carolina 2.7%
North Carolina Eastern Municipal Power Agency
Prerefunded 01/01/19 Revenue Bonds
Series 2009B
01/01/2026	5.000%	21,105,000	22,051,559

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free Intermediate Muni Bond Fund | Annual Report 2017	17

Portfolio of Investments  (continued)
October 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
North Carolina Medical Care Commission
Refunding Revenue Bonds
Presbyterian Homes
Series 2016C
10/01/2031	4.000%	1,000,000	1,040,310
North Carolina Municipal Power Agency No. 1
Refunding Revenue Bonds
Series 2015A
01/01/2031	5.000%	2,000,000	2,342,940
State of North Carolina
Refunding Revenue Bonds
Series 2014B
06/01/2025	5.000%	10,000,000	12,186,700
Series 2017B
05/01/2027	5.000%	10,000,000	12,485,200
University of North Carolina At Wilmington
Refunding Revenue Bonds
Student Housing Projects
Series 2016
06/01/2031	4.000%	2,040,000	2,210,952
06/01/2032	4.000%	500,000	538,745
Total			52,856,406
Ohio 1.8%
American Municipal Power, Inc.
Refunding Revenue Bonds
Series 2015A
02/15/2032	5.250%	12,000,000	13,588,680
Revenue Bonds
AMP Fremont Energy Center Project
Series 2012
02/15/2024	5.000%	2,000,000	2,262,800
Columbus City School District
Unlimited General Obligation Refunding Bonds
School Facilities Construction & Improvement
Series 2016
12/01/2031	5.000%	3,000,000	3,586,140
Mason City School District
Unlimited General Obligation Refunding Bonds
Series 2005 (NPFGC)
12/01/2019	5.250%	2,250,000	2,438,123
Ohio Turnpike & Infrastructure Commission
Refunding Revenue Bonds
Series 1998A (NPFGC)
02/15/2021	5.500%	2,000,000	2,272,100
State of Ohio
Refunding Revenue Bonds
Cleveland Clinic Health System
Series 2011
01/01/2025	5.000%	3,750,000	4,167,525
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2017
01/01/2029	5.000%	5,000,000	6,162,550
Total			34,477,918
Oklahoma 0.2%
Chickasaw Nation(c),(f)
Revenue Bonds
Health System
Series 2007
12/01/2017	5.375%	360,000	360,946
Norman Regional Hospital Authority
Refunding Revenue Bonds
Series 2016
09/01/2027	5.000%	2,000,000	2,345,460
09/01/2028	5.000%	1,575,000	1,833,646
Total			4,540,052
Oregon 0.5%
Hospital Facilities Authority of Multnomah County
Refunding Revenue Bonds
Mirabella at South Waterfront
Series 2014A
10/01/2034	5.125%	1,000,000	1,059,280
Multnomah & Clackamas Counties School District No. 10JT Gresham-Barlow(d)
Unlimited General Obligation Bonds
Series 2017A
06/15/2033	0.000%	7,160,000	4,032,226
Oregon Health & Science University
Refunding Revenue Bonds
Series 2016B
07/01/2034	5.000%	3,500,000	4,091,535
Total			9,183,041
Pennsylvania 3.7%
County of Westmoreland(d)
Unlimited General Obligation Bonds
Capital Appreciation
Series 1997 Escrowed to Maturity (NPFGC)
12/01/2018	0.000%	1,000,000	982,400
Cumberland County Municipal Authority
Refunding Revenue Bonds
Diakon Lutheran Ministries
Series 2015
01/01/2027	5.000%	2,500,000	2,837,300
01/01/2028	5.000%	3,840,000	4,323,725
Delaware River Joint Toll Bridge Commission
Revenue Bonds
Series 2017
07/01/2033	5.000%	2,250,000	2,656,035

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia AMT-Free Intermediate Muni Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
October 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Delaware River Port Authority
Refunding Revenue Bonds
Port District Project
Series 2012
01/01/2027	5.000%	1,835,000	2,018,500
Elizabeth Forward School District(d)
Unlimited General Obligation Bonds
Capital Appreciation
Series 1994B Escrowed to Maturity (NPFGC)
09/01/2021	0.000%	2,210,000	2,083,080
Lancaster County Solid Waste Management Authority
Revenue Bonds
Series 2013A
12/15/2029	5.250%	3,100,000	3,535,550
Northampton County General Purpose Authority
Prerefunded 08/15/18 Revenue Bonds
Saint Luke’s Hospital Project
Series 2008A
08/15/2021	5.125%	3,715,000	3,832,543
Refunding Revenue Bonds
St. Luke’s University Health Network
Series 2016
08/15/2026	5.000%	3,770,000	4,482,115
08/15/2027	5.000%	1,745,000	2,057,146
Pennsylvania Turnpike Commission(g)
Prerefunded 12/01/20 Revenue Bonds
Capital Appreciation
Subordinated Series 2010B-2
12/01/2024	5.350%	20,000,000	22,463,800
Pennsylvania Turnpike Commission
Prerefunded 12/01/20 Revenue Bonds
Series 2011A
12/01/2031	5.625%	1,460,000	1,649,581
Subordinated Series 2011A
12/01/2031	5.625%	4,875,000	5,508,019
Revenue Bonds
Series 2015B
12/01/2030	5.000%	525,000	617,542
Series 2016A-1
12/01/2035	5.000%	3,500,000	4,017,475
12/01/2036	5.000%	3,250,000	3,719,917
Series 2017A-1
12/01/2028	5.000%	1,500,000	1,812,960
12/01/2029	5.000%	1,650,000	1,982,920
Unrefunded Revenue Bonds
Subordinated Series 2011A
12/01/2031	5.625%	1,815,000	2,008,860
Total			72,589,468
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Rhode Island 0.5%
Rhode Island Commerce Corp.
Prerefunded 06/15/19 Revenue Bonds
Grant Anticipation-Department of Transportation
Series 2009A (AGM)
06/15/2021	5.250%	2,000,000	2,131,500
Rhode Island Depositors Economic Protection Corp.
Revenue Bonds
Series 1993A Escrowed to Maturity (AGM)
08/01/2021	5.750%	2,165,000	2,508,456
Rhode Island Health & Educational Building Corp.
Prerefunded 03/01/20 Revenue Bonds
New England Institute of Technology
Series 2010
03/01/2024	5.000%	1,145,000	1,243,573
Prerefunded 05/15/19 Revenue Bonds
Hospital Financing-Lifespan Obligation
Series 2009A (AGM)
05/15/2030	6.250%	500,000	539,275
Prerefunded 09/15/19 Revenue Bonds
University of Rhode Island
Series 2009A (AGM)
09/15/2024	4.750%	1,000,000	1,066,190
Rhode Island Turnpike & Bridge Authority
Refunding Revenue Bonds
Series 2016A
10/01/2033	5.000%	1,300,000	1,505,647
10/01/2034	4.000%	525,000	558,547
Total			9,553,188
South Carolina 2.0%
Beaufort-Jasper Water & Sewer Authority
Refunding Revenue Bonds
Series 2016B
03/01/2025	5.000%	1,000,000	1,213,460
County of Florence
Refunding Revenue Bonds
McLeod Regional Medical Center Project
Series 2014
11/01/2031	5.000%	3,250,000	3,731,228
11/01/2032	5.000%	5,000,000	5,712,900
County of Greenwood
Refunding Revenue Bonds
Self Regional Healthcare
Series 2012B
10/01/2031	5.000%	5,000,000	5,520,800
Greenville County School District
Refunding Revenue Bonds
Building Equity Sooner
Series 2005
12/01/2018	5.500%	5,000,000	5,237,300

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free Intermediate Muni Bond Fund | Annual Report 2017	19

Portfolio of Investments  (continued)
October 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
South Carolina Jobs-Economic Development Authority
Revenue Bonds
Lutheran Homes of South Carolina Obligation Group
Series 2013
05/01/2028	5.000%	3,500,000	3,692,395
York Preparatory Academy Project
Series 2014A
11/01/2033	7.000%	590,000	633,400
South Carolina Jobs-Economic Development Authority(c)
Revenue Bonds
Series 2015A
08/15/2025	4.500%	410,000	414,547
South Carolina Public Service Authority
Refunding Revenue Bonds
Series 2015A
12/01/2026	5.000%	7,000,000	8,175,230
Series 2016A
12/01/2030	5.000%	4,000,000	4,643,840
Total			38,975,100
South Dakota 0.5%
South Dakota Health & Educational Facilities Authority
Prerefunded 09/01/20 Revenue Bonds
Regional Health
Series 2011
09/01/2021	5.000%	1,000,000	1,104,250
Refunding Revenue Bonds
Sanford Obligated Group
Series 2015
11/01/2026	5.000%	1,000,000	1,199,320
11/01/2027	5.000%	530,000	630,578
Revenue Bonds
Regional Health
Series 2011 Escrowed to Maturity
09/01/2020	5.000%	1,250,000	1,380,313
Series 2017
09/01/2029	5.000%	1,700,000	2,025,159
09/01/2030	5.000%	2,250,000	2,661,930
Total			9,001,550
Tennessee 0.1%
Chattanooga Health Educational & Housing Facility Board
Refunding Revenue Bonds
Student Housing - CDFI Phase I
Series 2015
10/01/2029	5.000%	1,000,000	1,142,210
10/01/2030	5.000%	500,000	555,370
Total			1,697,580
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Texas 12.1%
Austin Convention Enterprises, Inc.
Refunding Revenue Bonds
Convention Center 1st Tier
Series 2017
01/01/2028	5.000%	1,850,000	2,186,737
Austin Independent School District
Unlimited General Obligation Bonds
Permanent School Fund Guaranteed
Series 2017
08/01/2027	5.000%	2,960,000	3,645,240
08/01/2028	5.000%	3,085,000	3,766,075
Central Texas Regional Mobility Authority
Prerefunded 01/01/21 Revenue Bonds
Senior Lien
Series 2011
01/01/2031	5.750%	15,230,000	17,339,050
Refunding Subordinated Revenue Bonds
Series 2016
01/01/2028	5.000%	1,000,000	1,169,070
01/01/2029	5.000%	1,680,000	1,949,338
01/01/2030	5.000%	2,045,000	2,358,335
Revenue Bonds
Senior Lien
Series 2010
01/01/2020	5.750%	1,250,000	1,365,187
Series 2010 Escrowed to Maturity
01/01/2019	5.750%	565,000	594,883
Series 2015A
01/01/2030	5.000%	1,550,000	1,790,622
Central Texas Turnpike System
Subordinated Refunding Revenue Bonds
Series 2015C
08/15/2031	5.000%	7,500,000	8,537,850
08/15/2032	5.000%	6,000,000	6,802,500
08/15/2034	5.000%	10,240,000	11,528,704
City of Arlington
Refunding Special Tax Bonds
Senior Lien
Series 2017 (AGM)
02/15/2030	5.000%	1,000,000	1,169,170
02/15/2031	5.000%	1,000,000	1,163,380
City of Austin Airport System
Revenue Bonds
Series 2017A
11/15/2034	5.000%	800,000	931,312
11/15/2035	5.000%	1,000,000	1,160,700

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia AMT-Free Intermediate Muni Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
October 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Houston
Refunding Revenue Bonds
Convention & Entertainment
Series 2015
09/01/2027	5.000%	1,215,000	1,411,222
09/01/2029	5.000%	1,500,000	1,721,895
Convention & Entertainment Facilities
Series 2014
09/01/2030	5.000%	1,000,000	1,143,900
City of Houston Airport System
Subordinated Refunding Revenue Bonds
Lien
Series 2012B
07/01/2028	5.000%	7,000,000	7,990,850
City of Houston Combined Utility System
Refunding Revenue Bonds
Combination 1st Lien
Series 2017B
11/15/2034	5.000%	2,710,000	3,238,938
11/15/2035	5.000%	4,055,000	4,834,695
First Lien
Series 2016B
11/15/2034	5.000%	10,000,000	11,780,500
City of Lubbock
Limited General Obligation Notes
CTFS Obligation
Series 2016
02/15/2033	4.000%	1,000,000	1,075,130
02/15/2034	4.000%	1,000,000	1,069,820
City of San Antonio Electric & Gas Systems
Revenue Bonds
Series 2017
02/01/2029	5.000%	1,000,000	1,234,520
02/01/2030	5.000%	1,820,000	2,230,792
Clifton Higher Education Finance Corp.
Revenue Bonds
International Leadership
Series 2015
08/15/2035	5.500%	11,500,000	12,291,545
Dallas/Fort Worth International Airport
Refunding Revenue Bonds
Series 2012B
11/01/2028	5.000%	21,380,000	23,565,036
Duncanville Independent School District(d)
Unlimited General Obligation Refunding Bonds
Capital Appreciation
Series 2005 (Permanent School Fund Guarantee)
02/15/2022	0.000%	2,000,000	1,867,480
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Harris County Industrial Development Corp.
Revenue Bonds
Deer Park Refining Project
Series 2008
05/01/2018	4.700%	12,000,000	12,186,480
Harris County-Houston Sports Authority
Refunding Revenue Bonds
2nd Lien
Series 2014C
11/15/2032	5.000%	500,000	565,710
Houston Higher Education Finance Corp.
Prerefunded 05/15/21 Revenue Bonds
Cosmos Foundation, Inc.
Series 2011
05/15/2031	6.500%	535,000	628,609
05/15/2031	6.500%	465,000	546,361
Lower Colorado River Authority
Refunding Revenue Bonds
LCRA Transmission Services Corp.
Series 2011
05/15/2027	5.000%	11,195,000	12,344,055
New Hope Cultural Education Facilities Finance Corp.
Revenue Bonds
Cardinal Bay, Inc. - Village on the Park
Series 2016
07/01/2036	4.000%	1,250,000	1,273,813
NCCD-College Station Properties LLC
Series 2015
07/01/2035	5.000%	4,000,000	3,981,160
Series 2015A
07/01/2030	5.000%	7,800,000	7,878,624
New Hope Cultural Education Facilities Finance Corp.(c)
Revenue Bonds
Jubilee Academic Center Project
Series 2017
08/15/2027	4.250%	615,000	620,043
08/15/2037	5.000%	530,000	533,821
North Harris County Regional Water Authority
Prerefunded 12/15/18 Revenue Bonds
Senior Lien
Series 2008
12/15/2020	5.250%	4,415,000	4,619,238
North Texas Tollway Authority
Prerefunded 01/01/18 Revenue Bonds
System-1st Tier
Series 2008
01/01/2022	6.000%	12,280,000	12,378,977
Refunding Revenue Bonds
2nd Tier
Series 2015A
01/01/2032	5.000%	16,800,000	19,277,328

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free Intermediate Muni Bond Fund | Annual Report 2017	21

Portfolio of Investments  (continued)
October 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2016A
01/01/2027	5.000%	2,550,000	2,985,030
System-2nd Tier
01/01/2031	5.000%	1,415,000	1,621,958
Unrefunded Revenue Bonds
System-1st Tier
Series 2008
01/01/2022	6.000%	1,720,000	1,734,018
North Texas Tollway Authority(h)
Refunding Revenue Bonds
1st Tier
Series 2017A
01/01/2034	5.000%	1,000,000	1,172,290
Sam Rayburn Municipal Power Agency
Refunding Revenue Bonds
Series 2012
10/01/2021	5.000%	2,300,000	2,575,977
San Juan Higher Education Finance Authority
Prerefunded 08/15/20 Revenue Bonds
Idea Public Schools
Series 2010A
08/15/2024	5.750%	1,590,000	1,781,563
Texas City Industrial Development Corp.
Refunding Revenue Bonds
Arco Pipe Line Co. Project
Series 1990
10/01/2020	7.375%	3,000,000	3,514,710
Uptown Development Authority
Prerefunded 09/01/19 Tax Allocation Bonds
Infrastructure Improvement Facilities
Series 2009
09/01/2022	5.000%	750,000	801,293
West Harris County Regional Water Authority
Revenue Bonds
Series 2009
12/15/2025	5.000%	1,000,000	1,074,690
Total			237,010,224
Utah 0.2%
Salt Lake City Corp. Airport
Revenue Bonds
Series 2017B
07/01/2031	5.000%	750,000	900,083
07/01/2032	5.000%	1,000,000	1,192,580
07/01/2033	5.000%	1,000,000	1,186,040
Total			3,278,703
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Vermont 0.7%
Vermont Educational & Health Buildings Financing Agency
Refunding Revenue Bonds
University of Vermont Medical Center
Series 2016A
12/01/2033	5.000%	12,445,000	14,234,342
Virgin Islands, U.S. 0.0%
Virgin Islands Water & Power Authority - Electric System(f)
Refunding Revenue Bonds
Series 2012A
07/01/2021	4.000%	455,000	302,611
Virginia 0.1%
Dulles Town Center Community Development Authority
Refunding Special Assessment Bonds
Dulles Town Center Project
Series 2012
03/01/2026	4.250%	1,000,000	1,003,880
Virginia Gateway Community Development Authority
Refunding Special Assessment Bonds
Series 2012
03/01/2030	5.000%	1,500,000	1,526,760
Total			2,530,640
Washington 2.0%
King County Public Hospital District No. 4
Revenue Bonds
Series 2015A
12/01/2025	5.000%	2,960,000	3,005,347
12/01/2030	5.750%	2,820,000	2,867,179
Port of Seattle
Refunding Revenue Bonds
Intermediate Lien
Series 2016
02/01/2027	5.000%	1,000,000	1,213,460
State of Washington
Prerefunded 08/01/19 Unlimited General Obligation Bonds
Motor Vehicle Fuel Tax
Series 2010B
08/01/2026	5.000%	18,270,000	19,482,945
Unlimited General Obligation Bonds
Series 2015A-1
08/01/2030	5.000%	8,720,000	10,463,913
Washington State Housing Finance Commission
Revenue Bonds
Heron’s Key
Series 2015A
07/01/2030	6.500%	320,000	336,496
07/01/2035	6.750%	1,090,000	1,153,231
Total			38,522,571

The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia AMT-Free Intermediate Muni Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
October 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
West Virginia 0.2%
West Virginia Hospital Finance Authority
Revenue Bonds
Charleston Area Medical Center, Inc.
Series 1993A Escrowed to Maturity
09/01/2023	6.500%	3,515,000	4,068,577
Wisconsin 1.1%
Public Finance Authority
Refunding Revenue Bonds
Celanese Project
Series 2016D
11/01/2030	4.050%	1,485,000	1,522,600
Public Finance Authority(c)
Refunding Revenue Bonds
Mary’s Woods at Marylhurst
Series 2017
05/15/2037	5.250%	1,000,000	1,081,790
State of Wisconsin
Revenue Bonds
Series 2009A
05/01/2022	5.000%	1,000,000	1,057,910
05/01/2023	5.125%	14,000,000	14,834,540
Wisconsin Health & Educational Facilities Authority
Refunding Revenue Bonds
ProHealth Care, Inc. Obligated Group
Series 2015
08/15/2031	5.000%	1,000,000	1,132,670
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Rogers Memorial Hospital, Inc.
Series 2014A
07/01/2034	5.000%	2,500,000	2,744,425
Total			22,373,935
Total Municipal Bonds (Cost $1,806,986,878)			1,912,173,327

Money Market Funds 0.0%
	Shares	Value ($)
Dreyfus Tax-Exempt Cash Management Fund, Institutional Shares, 0.680%(i)	102,986	102,986
Total Money Market Funds (Cost $102,986)		102,986
Total Investments (Cost $1,825,969,864)		1,931,156,313
Other Assets & Liabilities, Net		27,219,623
Net Assets		$1,958,375,936

Notes to Portfolio of Investments
(a)	The Fund is entitled to receive principal and interest from the guarantor after a day or a week’s notice or upon maturity. The maturity date disclosed represents the final maturity.
(b)	Represents a variable rate demand note where the coupon rate adjusts on specified dates (generally daily or weekly) using the prevailing money market rate.
(c)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At October 31, 2017, the value of these securities amounted to $15,442,353, which represents 0.79% of net assets.
(d)	Zero coupon bond.
(e)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At October 31, 2017, the value of these securities amounted to $1,472,701, which represents 0.08% of net assets.
(f)	Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At October 31, 2017, the value of these securities amounted to $663,557, which represents 0.03% of net assets.
(g)	Represents a step bond where the coupon rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter.
(h)	Represents a security purchased on a when-issued basis.
(i)	The rate shown is the seven-day current annualized yield at October 31, 2017.
Abbreviation Legend
AGM	Assured Guaranty Municipal Corporation
AMBAC	Ambac Assurance Corporation
NPFGC	National Public Finance Guarantee Corporation
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free Intermediate Muni Bond Fund | Annual Report 2017	23

Portfolio of Investments  (continued)
October 31, 2017
Abbreviation Legend  (continued)
VRDN	Variable Rate Demand Note
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
•	Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at October 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Total ($)
Investments
Floating Rate Notes	—	18,880,000	—	18,880,000
Municipal Bonds	—	1,912,173,327	—	1,912,173,327
Money Market Funds	102,986	—	—	102,986
Total Investments	102,986	1,931,053,327	—	1,931,156,313
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia AMT-Free Intermediate Muni Bond Fund | Annual Report 2017

Statement of Assets and Liabilities
October 31, 2017
Assets
Investments in unaffiliated issuers, at cost	$1,825,969,864
Investments in unaffiliated issuers, at value	1,931,156,313
Cash	7,559,780
Receivable for:
Investments sold	3,120,221
Capital shares sold	1,599,452
Regulatory settlements (Note 6)	485,268
Interest	24,974,352
Expense reimbursement due from Investment Manager	449
Prepaid expenses	11,041
Trustees’ deferred compensation plan	241,551
Other assets	10,735
Total assets	1,969,159,162
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	1,171,450
Capital shares purchased	3,696,371
Distributions to shareholders	5,059,917
Management services fees	24,801
Distribution and/or service fees	2,139
Transfer agent fees	197,802
Compensation of board members	338,954
Compensation of chief compliance officer	82
Other expenses	50,159
Trustees’ deferred compensation plan	241,551
Total liabilities	10,783,226
Net assets applicable to outstanding capital stock	$1,958,375,936
Represented by
Paid in capital	1,852,542,715
Undistributed net investment income	2,334,113
Accumulated net realized loss	(1,687,341)
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	105,186,449
Total - representing net assets applicable to outstanding capital stock	$1,958,375,936
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free Intermediate Muni Bond Fund | Annual Report 2017	25

Statement of Assets and Liabilities  (continued)
October 31, 2017
Class A
Net assets	$189,260,417
Shares outstanding	17,959,272
Net asset value per share	$10.54
Maximum offering price per share(a)	$10.87
Class C
Net assets	$44,950,511
Shares outstanding	4,264,910
Net asset value per share	$10.54
Class R4
Net assets	$17,306,024
Shares outstanding	1,643,462
Net asset value per share	$10.53
Class R5
Net assets	$12,401,461
Shares outstanding	1,178,214
Net asset value per share	$10.53
Class T
Net assets	$10,096
Shares outstanding	959
Net asset value per share	$10.53
Maximum offering price per share(b)	$10.80
Class V(c)
Net assets	$13,370,683
Shares outstanding	1,268,838
Net asset value per share	$10.54
Maximum offering price per share(d)	$11.07
Class Y
Net assets	$1,865,283
Shares outstanding	176,733
Net asset value per share	$10.55
Class Z
Net assets	$1,679,211,461
Shares outstanding	159,270,519
Net asset value per share	$10.54

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.00% for Class A shares.
(b)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 2.50% for Class T shares.
(c)	Prior to January 24, 2017, Class V shares were known as Class T shares.
(d)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 4.75% for Class V shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia AMT-Free Intermediate Muni Bond Fund | Annual Report 2017

Statement of Operations
Year Ended October 31, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$16,119
Interest	77,785,285
Total income	77,801,404
Expenses:
Management services fees	9,519,597
Distribution and/or service fees
Class A	417,368
Class B(a)	697
Class C	429,322
Class T(b)	15
Class V(c)	20,260
Transfer agent fees
Class A	337,473
Class B(a)	146
Class C	81,638
Class R4	19,615
Class R5	5,935
Class T(b)	8
Class V(c)	21,586
Class Y(d)	46
Class Z	2,849,425
Compensation of board members	94,916
Custodian fees	13,878
Printing and postage fees	37,883
Registration fees	145,597
Audit fees	33,635
Legal fees	59,170
Compensation of chief compliance officer	895
Other	(79,153)
Total expenses	14,009,952
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,306,973)
Expense reduction	(420)
Total net expenses	12,702,559
Net investment income	65,098,845
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	4,241,459
Net realized gain	4,241,459
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(48,655,281)
Net change in unrealized appreciation (depreciation)	(48,655,281)
Net realized and unrealized loss	(44,413,822)
Net increase in net assets resulting from operations	$20,685,023

(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Class T shares are based on operations from April 3, 2017 (commencement of operations) through the stated period end.
(c)	Prior to January 24, 2017, Class V shares were known as Class T shares.
(d)	Class Y shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free Intermediate Muni Bond Fund | Annual Report 2017	27

Statement of Changes in Net Assets
	Year Ended October 31, 2017 (a),(b)	Year Ended October 31, 2016
Operations
Net investment income	$65,098,845	$73,267,996
Net realized gain	4,241,459	2,926,895
Net change in unrealized appreciation (depreciation)	(48,655,281)	1,641,990
Net increase in net assets resulting from operations	20,685,023	77,836,881
Distributions to shareholders
Net investment income
Class A	(6,239,197)	(7,198,893)
Class B(c)	(1,954)	(5,552)
Class C	(1,181,887)	(1,350,483)
Class R4	(407,834)	(157,007)
Class R5	(335,530)	(249,006)
Class T	(166)	—
Class V(d)	(409,838)	(429,633)
Class Y	(7,625)	—
Class Z	(56,513,374)	(63,675,977)
Total distributions to shareholders	(65,097,405)	(73,066,551)
Increase (decrease) in net assets from capital stock activity	(422,610,896)	264,881,920
Total increase (decrease) in net assets	(467,023,278)	269,652,250
Net assets at beginning of year	2,425,399,214	2,155,746,964
Net assets at end of year	$1,958,375,936	$2,425,399,214
Undistributed net investment income	$2,334,113	$2,332,764

(a)	Class T shares are based on operations from April 3, 2017 (commencement of operations) through the stated period end.
(b)	Class Y shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
(c)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(d)	Prior to January 24, 2017, Class V shares were known as Class T shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia AMT-Free Intermediate Muni Bond Fund | Annual Report 2017

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	October 31, 2017 (a),(b)		October 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A(c)
Subscriptions (d)	2,570,293	26,877,782	5,760,798	62,298,226
Distributions reinvested	519,825	5,446,309	552,353	5,978,857
Redemptions	(8,171,580)	(85,202,656)	(5,099,783)	(55,156,978)
Net increase (decrease)	(5,081,462)	(52,878,565)	1,213,368	13,120,105
Class B(c)
Subscriptions	1,120	11,989	8,113	87,840
Distributions reinvested	85	887	331	3,573
Redemptions (d)	(15,677)	(164,915)	(22,713)	(245,627)
Net decrease	(14,472)	(152,039)	(14,269)	(154,214)
Class C
Subscriptions	585,715	6,131,549	1,385,776	14,989,421
Distributions reinvested	89,604	939,219	94,404	1,022,014
Redemptions	(1,985,921)	(20,806,435)	(938,916)	(10,165,555)
Net increase (decrease)	(1,310,602)	(13,735,667)	541,264	5,845,880
Class R4
Subscriptions	1,383,396	14,462,243	635,100	6,882,632
Distributions reinvested	38,763	406,969	14,472	156,685
Redemptions	(556,307)	(5,777,312)	(150,716)	(1,620,628)
Net increase	865,852	9,091,900	498,856	5,418,689
Class R5
Subscriptions	736,314	7,677,576	1,121,172	12,151,359
Distributions reinvested	31,984	335,207	23,005	248,664
Redemptions	(421,378)	(4,375,122)	(791,660)	(8,558,970)
Net increase	346,920	3,637,661	352,517	3,841,053
Class T
Subscriptions	959	10,000	—	—
Net increase	959	10,000	—	—
Class V(e)
Subscriptions	6,802	71,333	4,291	46,430
Distributions reinvested	27,858	292,067	27,649	299,218
Redemptions	(78,106)	(817,942)	(55,164)	(597,488)
Net decrease	(43,446)	(454,542)	(23,224)	(251,840)
Class Y
Subscriptions	184,037	1,957,117	—	—
Distributions reinvested	701	7,407	—	—
Redemptions	(8,005)	(85,094)	—	—
Net increase	176,733	1,879,430	—	—
Class Z
Subscriptions	28,400,360	296,799,286	47,084,746	509,343,454
Distributions reinvested	549,071	5,761,964	513,772	5,563,905
Redemptions	(64,397,697)	(672,570,324)	(25,659,009)	(277,845,112)
Net increase (decrease)	(35,448,266)	(370,009,074)	21,939,509	237,062,247
Total net increase (decrease)	(40,507,784)	(422,610,896)	24,508,021	264,881,920

(a)	Class T shares are based on operations from April 3, 2017 (commencement of operations) through the stated period end.
(b)	Class Y shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
(c)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(d)	Includes conversions of Class B shares to Class A shares, if any.
(e)	Prior to January 24, 2017, Class V shares were known as Class T shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free Intermediate Muni Bond Fund | Annual Report 2017	29

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income
Class A
10/31/2017	$10.71	0.31	(0.17)	0.14	(0.31)
10/31/2016	$10.68	0.32	0.03	0.35	(0.32)
10/31/2015	$10.81	0.34	(0.13)	0.21	(0.34)
10/31/2014	$10.54	0.36	0.27	0.63	(0.36)
10/31/2013	$11.03	0.34	(0.49)	(0.15)	(0.34)
Class C
10/31/2017	$10.72	0.25	(0.19)	0.06	(0.24)
10/31/2016	$10.68	0.25	0.04	0.29	(0.25)
10/31/2015	$10.82	0.27	(0.14)	0.13	(0.27)
10/31/2014	$10.54	0.30	0.28	0.58	(0.30)
10/31/2013	$11.03	0.32	(0.49)	(0.17)	(0.32)
Class R4
10/31/2017	$10.71	0.33	(0.18)	0.15	(0.33)
10/31/2016	$10.67	0.34	0.04	0.38	(0.34)
10/31/2015	$10.81	0.36	(0.14)	0.22	(0.36)
10/31/2014	$10.53	0.38	0.27	0.65	(0.37)
10/31/2013 (g)	$10.93	0.23	(0.41)	(0.18)	(0.22)
Class R5
10/31/2017	$10.70	0.34	(0.17)	0.17	(0.34)
10/31/2016	$10.66	0.35	0.04	0.39	(0.35)
10/31/2015	$10.80	0.37	(0.14)	0.23	(0.37)
10/31/2014	$10.52	0.39	0.28	0.67	(0.39)
10/31/2013 (i)	$11.07	0.37	(0.56)	(0.19)	(0.36)
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia AMT-Free Intermediate Muni Bond Fund | Annual Report 2017

Total distributions to shareholders	Proceeds from regulatory settlements	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.31)	—	$10.54	1.39%	0.84% (c)	0.77% (c),(d)	2.99%	11%	$189,260
(0.32)	—	$10.71	3.28%	0.86%	0.77% (d)	2.95%	6%	$246,873
(0.34)	0.00 (e)	$10.68	2.00% (f)	0.87%	0.75% (d)	3.19%	15%	$233,125
(0.36)	—	$10.81	6.03%	0.87%	0.75% (d)	3.34%	9%	$220,673
(0.34)	—	$10.54	(1.39%)	0.86%	0.74% (d)	3.14%	15%	$201,053

(0.24)	—	$10.54	0.64%	1.49% (c)	1.42% (c),(d)	2.34%	11%	$44,951
(0.25)	—	$10.72	2.70%	1.51%	1.42% (d)	2.29%	6%	$59,746
(0.27)	0.00 (e)	$10.68	1.24% (f)	1.52%	1.40% (d)	2.54%	15%	$53,774
(0.30)	—	$10.82	5.60%	1.52%	1.26% (d)	2.83%	9%	$52,507
(0.32)	—	$10.54	(1.58%)	1.51%	0.94% (d)	2.94%	15%	$51,706

(0.33)	—	$10.53	1.50%	0.63%	0.58% (d)	3.16%	11%	$17,306
(0.34)	—	$10.71	3.58%	0.66%	0.57% (d)	3.15%	6%	$8,325
(0.36)	0.00 (e)	$10.67	2.11% (f)	0.67%	0.55% (d)	3.42%	15%	$2,975
(0.37)	—	$10.81	6.31%	0.67%	0.55% (d)	3.55%	9%	$336
(0.22)	—	$10.53	(1.61%)	0.65% (h)	0.54% (d),(h)	3.66% (h)	15%	$306

(0.34)	—	$10.53	1.67%	0.54% (c)	0.50% (c)	3.26%	11%	$12,401
(0.35)	—	$10.70	3.68%	0.53%	0.48%	3.23%	6%	$8,895
(0.37)	0.00 (e)	$10.66	2.20% (f)	0.53%	0.45%	3.50%	15%	$5,106
(0.39)	—	$10.80	6.44%	0.53%	0.47%	3.62%	9%	$2,088
(0.36)	—	$10.52	(1.73%)	0.52% (h)	0.45% (h)	3.62% (h)	15%	$62
Columbia AMT-Free Intermediate Muni Bond Fund | Annual Report 2017	31

Financial Highlights  (continued)
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income
Class T
10/31/2017 (j)	$10.43	0.17	0.10 (k)	0.27	(0.17)
Class V(l)
10/31/2017	$10.71	0.32	(0.17)	0.15	(0.32)
10/31/2016	$10.68	0.33	0.02	0.35	(0.32)
10/31/2015	$10.81	0.35	(0.13)	0.22	(0.35)
10/31/2014	$10.54	0.36	0.27	0.63	(0.36)
10/31/2013	$11.03	0.35	(0.50)	(0.15)	(0.34)
Class Y
10/31/2017 (m)	$10.43	0.22	0.13 (k)	0.35	(0.23)
Class Z
10/31/2017	$10.72	0.33	(0.18)	0.15	(0.33)
10/31/2016	$10.69	0.34	0.03	0.37	(0.34)
10/31/2015	$10.82	0.36	(0.13)	0.23	(0.36)
10/31/2014	$10.54	0.38	0.28	0.66	(0.38)
10/31/2013	$11.04	0.36	(0.50)	(0.14)	(0.36)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

	Class A	Class C	Class R5	Class V	Class Z
10/31/2017	0.01%	0.01%	0.01%	0.01%	0.01%

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Rounds to zero.
(f)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.
(g)	Class R4 shares commenced operations on March 19, 2013. Per share data and total return reflect activity from that date.
(h)	Annualized.
(i)	Class R5 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
(j)	Class T shares commenced operations on April 3, 2017. Per share data and total return reflect activity from that date.
(k)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(l)	Prior to January 24, 2017, Class V shares were known as Class T shares.
(m)	Class Y shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
32	Columbia AMT-Free Intermediate Muni Bond Fund | Annual Report 2017

Total distributions to shareholders	Proceeds from regulatory settlements	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.17)	—	$10.53	2.63%	0.89% (h)	0.83% (d),(h)	2.86% (h)	11%	$10

(0.32)	—	$10.54	1.44%	0.79% (c)	0.72% (c),(d)	3.03%	11%	$13,371
(0.32)	—	$10.71	3.33%	0.81%	0.72% (d)	3.00%	6%	$14,060
(0.35)	0.00 (e)	$10.68	2.05% (f)	0.82%	0.70% (d)	3.24%	15%	$14,263
(0.36)	—	$10.81	6.09%	0.82%	0.70% (d)	3.39%	9%	$15,341
(0.34)	—	$10.54	(1.34%)	0.81%	0.69% (d)	3.19%	15%	$16,759

(0.23)	—	$10.55	3.35%	0.51% (h)	0.47% (h)	3.25% (h)	11%	$1,865

(0.33)	—	$10.54	1.50%	0.63% (c)	0.57% (c),(d)	3.18%	11%	$1,679,211
(0.34)	—	$10.72	3.48%	0.66%	0.57% (d)	3.15%	6%	$2,087,345
(0.36)	0.00 (e)	$10.69	2.20% (f)	0.67%	0.55% (d)	3.39%	15%	$1,846,198
(0.38)	—	$10.82	6.34%	0.67%	0.55% (d)	3.54%	9%	$1,803,380
(0.36)	—	$10.54	(1.28%)	0.66%	0.54% (d)	3.33%	15%	$1,889,934
Columbia AMT-Free Intermediate Muni Bond Fund | Annual Report 2017	33

Notes to Financial Statements
October 31, 2017
Note 1. Organization
Columbia AMT-Free Intermediate Muni Bond Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased without an initial sales charge are subject to a contingent deferred sales charge (CDSC) of 0.75% on certain investments of $500,000 or more if redeemed within 12 months after purchase.
Class B shares of the Fund are no longer offered for sale. When available, Class B shares were subject to a maximum CDSC of 3.00% based upon the holding period after purchase. Effective July 17, 2017, Class B shares were automatically converted to Class A shares without a CDSC. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class B shares was redeemed without a CDSC.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus. Effective November 1, 2017, Class R4 shares were renamed Advisor Class shares.
Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus. Effective November 1, 2017, Class R5 shares were renamed Institutional 2 Class shares.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares. Class T shares commenced operations on April 3, 2017.
Class V shares are subject to a maximum front-end sales charge of 4.75% based on the investment amount. Class V shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a CDSC if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase. Class V shares are available only to investors who received (and who have continuously held) Class V shares in connection with previous fund reorganizations. Prior to January 24, 2017, Class V shares were known as Class T shares. Class V shares have no relation to, or connection with, the Fund’s current Class T shares.
Class Y shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Class Y shares commenced operations on March 1, 2017. Effective November 1, 2017, Class Y shares were renamed Institutional 3 Class shares.
Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus. Effective November 1, 2017, Class Z shares were renamed Institutional Class shares.
34	Columbia AMT-Free Intermediate Muni Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
October 31, 2017
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund received a reimbursement for expenses overbilled by a third party. Such reimbursement is included as an offset to other expenses on the Statement of Operations. All fee waivers and expense reimbursements by Columbia Management Investment Advisers, LLC and its affiliates were applied before giving effect to the third party reimbursement.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
Columbia AMT-Free Intermediate Muni Bond Fund | Annual Report 2017	35

Notes to Financial Statements  (continued)
October 31, 2017
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its net tax-exempt and investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
36	Columbia AMT-Free Intermediate Muni Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
October 31, 2017
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.48% to 0.29% as the Fund’s net assets increase. The effective management services fee rate for the year ended October 31, 2017 was 0.46% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Transactions with affiliates
For the year ended October 31, 2017, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $2,258,267 and $0, respectively.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective August 1, 2017, total transfer agency fees for Class R5 and Class Y shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. From January 1, 2017 to July 31, 2017, these limitations were 0.075% for Class R5 shares and 0.025% for Class Y shares; and prior to January 1, 2017, the limitation was 0.05% for Class R5 shares.
Columbia AMT-Free Intermediate Muni Bond Fund | Annual Report 2017	37

Notes to Financial Statements  (continued)
October 31, 2017
For the year ended October 31, 2017, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.16
Class B	0.14 (a),(b)
Class C	0.16
Class R4	0.15
Class R5	0.06
Class T	0.13 (c)
Class V	0.16
Class Y	0.02 (c)
Class Z	0.16

(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Unannualized.
(c)	Annualized.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2017, these minimum account balance fees reduced total expenses of the Fund by $420.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.20% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class T shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.65% of the average daily net assets attributable to Class B and Class C shares of the Fund. As a result of all Class B shares of the Fund being redeemed or converted to Class A shares, August 4, 2017 was the last day the Fund paid a service fee or distribution fee for Class B shares.
Shareholder services fees
The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class V shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund’s average daily net assets attributable to Class V shares (comprised of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.15% of the Fund’s average daily net assets attributable to Class V shares.
38	Columbia AMT-Free Intermediate Muni Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
October 31, 2017
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended October 31, 2017, if any, are listed below:
Amount ($)
Class A	69,417
Class C	4,431
Class V	485
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	March 1, 2017 through February 28, 2018	Prior to March 1, 2017
Class A	0.78%	0.78%
Class C	1.43	1.43
Class R4	0.58	0.58
Class R5	0.525	0.49
Class T	0.83*	-
Class V	0.73	0.73
Class Y	0.475	-
Class Z	0.58	0.58
* Expense cap rate is contractual from April 3, 2017 (the commencement of operations of Class T shares) through February 28, 2018.
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes, but the Fund’s net operating expenses shall not exceed the contractual annual rates listed in the table above. This arrangement may be revised or discontinued at any time. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At October 31, 2017, these differences are primarily due to differing treatment for tax straddles, capital loss carryforwards, trustees’ deferred compensation and distributions. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
Columbia AMT-Free Intermediate Muni Bond Fund | Annual Report 2017	39

Notes to Financial Statements  (continued)
October 31, 2017
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(91)	832,864	(832,773)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended October 31, 2017				Year Ended October 31, 2016
Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)
785,209	64,312,196	—	65,097,405	181,886	72,884,665	—	73,066,551
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At October 31, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed tax- exempt income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	7,976,517	—	(1,684,697)	105,183,805
At October 31, 2017, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,825,972,508	108,323,524	(3,139,719)	105,183,805
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at October 31, 2017, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended October 31, 2017, capital loss carryforwards utilized, expired unused and permanently lost, if any, were as follows:
2018 ($)	2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
62,558	—	1,622,139	—	1,684,697	4,168,576	832,773	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $226,486,271 and $600,566,590, respectively, for the year ended October 31, 2017. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
40	Columbia AMT-Free Intermediate Muni Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
October 31, 2017
Note 6. Regulatory settlements
During the year ended October 31, 2015, the Fund recorded a receivable of $485,268 as a result of a regulatory settlement proceeding brought by the Securities and Exchange Commission against a third party relating to market timing and/or late trading of mutual funds. This amount represented the Fund’s portion of the proceeds from the settlement (neither the Fund nor the Investment Manager were a party to the proceeding) and is disclosed as a receivable on the Statement of Assets and Liabilities.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended October 31, 2017.
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Municipal securities risk
Securities issued by a particular state and its instrumentalities are subject to the risk of unfavorable developments in such state. A municipal security can be significantly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes in a particular state’s (state and its instrumentalities’) financial, economic or other condition and prospects.
Columbia AMT-Free Intermediate Muni Bond Fund | Annual Report 2017	41

Notes to Financial Statements  (continued)
October 31, 2017
Shareholder concentration risk
At October 31, 2017, one unaffiliated shareholder of record owned 76.4% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
42	Columbia AMT-Free Intermediate Muni Bond Fund | Annual Report 2017

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia AMT-Free Intermediate Muni Bond Fund
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia AMT-Free Intermediate Muni Bond Fund (the “Fund”, a series of Columbia Funds Series Trust I) as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Minneapolis, MN
December 21, 2017
Columbia AMT-Free Intermediate Muni Bond Fund | Annual Report 2017	43

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended October 31, 2017. Shareholders will be notified in early 2018 of the amounts for use in preparing 2017 income tax returns.
Exempt- interest dividends
98.79%
Exempt-interest dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes.
44	Columbia AMT-Free Intermediate Muni Bond Fund | Annual Report 2017

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) since September 2007	66	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	66	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	66	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	66	Director, CSX Corporation; Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Columbia AMT-Free Intermediate Muni Bond Fund | Annual Report 2017	45

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Charles R. Nelson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	66	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	66	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	66	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	66	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
46	Columbia AMT-Free Intermediate Muni Bond Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	66	Board of Governors, Gateway Healthcare since January 2016; Trustee, New Century Portfolios since March 2015; and Director, The Autism Project since March 2015
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Partners (investment consulting services to institutions) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	66	Healthcare Services for Children with Special Needs
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	189	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, contacting your financial intermediary or visiting
investor.columbiathreadneedleus.com.
Columbia AMT-Free Intermediate Muni Bond Fund | Annual Report 2017	47

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
48	Columbia AMT-Free Intermediate Muni Bond Fund | Annual Report 2017

Board Consideration and Approval of Management
Agreement
On June 14, 2017, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia AMT-Free Intermediate Muni Bond Fund (the Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager and others before determining to approve the continuation of the Management Agreement.
In connection with their deliberations regarding the continuation of the Management Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 27, 2017, April 26, 2017 and June 13, 2017 and at Board meetings held on March 28, 2017 and June 14, 2017. In addition, the Board considers matters bearing on the Management Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 13, 2017, the Committee recommended that the Board approve the continuation of the Management Agreement. On June 14, 2017, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement for the Fund.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement for the Fund included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through February 28, 2018 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Management Agreement;
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution, transfer agency and shareholder services to the Fund;
•	Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
Columbia AMT-Free Intermediate Muni Bond Fund | Annual Report 2017	49

Board Consideration and Approval of Management
Agreement  (continued)
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager’s compliance system by the Fund’s Chief Compliance Officer; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the Management Agreement
The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency and shareholder services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager’s experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the independent third-party data provider, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Committee and the Board noted that, through December 31, 2016, the Fund’s performance was in the forty-eighth, thirty-fifth and forty-first percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.
The Committee and the Board also considered the Investment Manager’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to warrant the continuation of the Management Agreement.
Investment management fee rates and other expenses
The Committee and the Board considered the management fees charged to the Fund under the Management Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund’s total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent third-party data provider and the independent fee consultant. The Committee and the Board noted that, as of December 31, 2016, the Fund’s actual management fee and net total expense ratio are ranked in the third and fourth quintiles, respectively,
50	Columbia AMT-Free Intermediate Muni Bond Fund | Annual Report 2017

Board Consideration and Approval of Management
Agreement  (continued)
(where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services it provides to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund, in light of other considerations, warranted the continuation of the Management Agreement.
Costs of services provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund.
The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2016 to profitability levels realized in 2015. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.
In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement.
Columbia AMT-Free Intermediate Muni Bond Fund | Annual Report 2017	51

Board Consideration and Approval of Management
Agreement  (continued)
Other benefits to the Investment Manager
The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide distribution, transfer agency and shareholder services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement.
52	Columbia AMT-Free Intermediate Muni Bond Fund | Annual Report 2017

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Columbia AMT-Free Intermediate Muni Bond Fund | Annual Report 2017	53

Columbia AMT-Free Intermediate Muni Bond Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2017 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN167_10_G01_(12/17)

Annual Report
October 31, 2017
Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The current outlook for financial markets is clouded by two primary concerns: the high valuation of equities and the direction of interest rates. Following the U.S. presidential election, U.S. equities rallied based on the assumption that the new administration’s policies would stimulate growth quickly. Unfortunately it’s unclear whether those measures will get passed, much less passed quickly. In fixed income, uncertainty stems from the possibility that interest rates won’t rise as rapidly as expected if the administration’s proposed growth policies are not implemented.
Given this uncertainty, investors value a consistent approach more than ever. Investors want strong, repeatable risk-adjusted returns. Consistency — not surprises. As a leading global asset manager, we believe our consistent, collaborative investment approach enables us to deliver the dependable experience your portfolio demands. So, how do we strive to deliver a consistent investment experience?
Better insights
Your portfolio benefits from the investment insights uncovered by our talented investment teams around the world.
Better decisions
Our collaborative, interactive environment enables our investment teams to construct portfolios that take advantage of the best investment ideas.
Better outcomes
We aim to deliver a consistent experience, which means fewer surprises, dependable insights, and products designed to do the thing you want.
Whether you’re trying to save money to help your children go to college or for your own retirement, it’s the consistency of the return that is most essential. People who chase higher returns are usually also the first to sell when that investment goes through a bad patch. We try to combat this behavioral tendency by offering strategies that aim for a more consistent return. Our goal is for investors to panic less during periods of volatility, which can have a significant effect on their long-term results.
Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets can do what matters most to them: build a nest egg, leave a legacy, and live confidently — now and throughout retirement. It’s why our talented professionals around the world work together to uncover uncommon opportunities and why our process encourages challenge and debate around our most compelling ideas to ensure better informed investment decisions, which hopefully lead to better outcomes for you.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2017 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund   |  Annual Report 2017

Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund (the Fund) seeks as high a level of current interest income exempt from federal income tax and, to the extent possible, from Massachusetts individual income tax, as is consistent with relative stability of principal.
Portfolio management
Brian McGreevy
Co-portfolio manager
Managed Fund since 2009
Paul Fuchs, CFA
Co-portfolio manager
Managed Fund since 2012
Effective December 29, 2017, Mr. McGreevy will no longer manage the Fund. Paul Fuchs will continue as co-portfolio manager of the Fund and on December 29, 2017, Deborah Vargo will be added as a co-portfolio manager of the Fund.
Average annual total returns (%) (for the period ended October 31, 2017)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	12/09/02	0.95	1.70	3.43
	Including sales charges		-2.11	1.08	3.12
Class C	Excluding sales charges	12/09/02	0.50	1.25	3.00
	Including sales charges		-0.48	1.25	3.00
Class R4*		03/19/13	1.20	1.95	3.69
Class R5*		03/01/16	1.28	1.98	3.70
Class V	Excluding sales charges	06/26/00	1.05	1.80	3.53
	Including sales charges		-3.73	0.80	3.03
Class Y*		03/01/17	1.26	1.96	3.70
Class Z		06/14/93	1.20	1.95	3.69
Bloomberg Barclays 3-15 Year Blend Municipal Bond Index			2.05	2.70	4.39
Returns for Class A are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C are shown with and without the 1.00% contingent deferred sales charge (CDSC) for the first year only. Returns for Class V are shown with and without the maximum initial sales charge of 4.75%. The Fund’s other classes are not subject to sales charges and have limited eligibility. Effective November 1, 2017, Class R4, Class R5, Class Y and Class Z shares were renamed Advisor Class, Institutional 2 Class, Institutional 3 Class and Institutional Class shares, respectively. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Barclays 3–15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990, with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund | Annual Report 2017

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (October 31, 2007 — October 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Quality breakdown (%) (at October 31, 2017)
AAA rating	5.2
AA rating	44.1
A rating	28.7
BBB rating	18.4
Not rated	3.6
Total	100.0
Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund | Annual Report 2017	3

Manager Discussion of Fund Performance
The Fund’s Class A shares returned 0.95% excluding sales charges during the 12-month period ended October 31, 2017. The Class Z shares of the Fund returned 1.20% for the same time period. By comparison, the Fund’s benchmark, the Bloomberg Barclays 3-15 Year Blend Municipal Bond Index, which is national in scope, returned 2.05% during the 12-month period. Massachusetts’ bond market lagged the United States as a whole, contributing to the Fund’s underperformance relative to the national benchmark.
Market overview
Despite a rocky start, municipal bonds posted positive returns in the past 12 months. The market initially sold off in the early weeks of the period after the surprising results of the U.S. presidential election raised the prospects of higher growth, tax reform and reduced regulation under a new administration. In the U.S. Treasury market, the yield on the 10-year note rose from 1.79% on the Friday before the election to 2.60% by mid-December. (Prices and yields move in opposite directions). Municipal bond yields followed Treasuries higher in that interval, with yields on AAA-rated, 10-year issues rising by 0.75 percentage points. The sharp sell-off fueled redemptions from municipal bond funds, exacerbating the downturn.
As 2017 progressed, the fear of higher rates began to abate once it became apparent that Congress and the Trump administration would be unable to enact their policy proposals as quickly as originally expected. Investors initially anticipated action on health care and tax reform early in the presidential term, which increased expectations for stronger growth and raised the possibility of higher interest rates. Yields started falling modestly in March 2017 when these developments failed to come to fruition, and the combination of a lower new issue supply and renewed inflows into mutual funds augmented the positive tone in the market. As of October 31, 2017, the year-to-date new-issue supply stood 15-20% below the level reached in the first ten months of 2016. At the same time, demand remained strong as older bonds matured or were called away and investors redeployed the cash back into the tax-exempt area. The ensuing recovery in municipal bonds enabled the asset class to finish in positive territory for the full year
Pension issues continued to dominate the headlines, with Illinois and Chicago struggling to adopt budgets and several other states, including New Jersey, Connecticut, Pennsylvania and Kentucky, experiencing wider credit spreads as fears of credit-rating downgrades began to emerge. After a drawn-out budget negotiation in Illinois, the state government approved budget and revenue packages in late July. While this favorable development provided some comfort to the market, the State of Connecticut continued to struggle with budget issues before eventually passing its budget four months late. Additionally, the City of Hartford explored the possibility of bankruptcy after its debt was downgraded below investment grade by the rating agencies. At the sector level, hospital bonds produced returns slightly better than the index, albeit with greater volatility than in past years due to the potential changes to the Affordable Care Act (ACA).
Massachusetts underperformed the national benchmark
The Massachusetts economy continued to perform well, with strong job creation and a robust housing market. The large presence of technology and health care companies provided exposure to two of the nation’s fastest-growing sectors, creating a positive underpinning for the employment market. The financial industry also made a large contribution to the expansion, with the strong performance of the U.S. equity market boosting revenues for banks and investment management firms.
Despite this favorable backdrop, the Commonwealth’s municipal bonds lagged the broader national benchmark. The market is heavily comprised of state general obligation (GO) debt that is highly rated by all three of the major rating agencies. These bonds produced returns much lower than both national GO debt and the U.S. market as a whole. At a time in which yield spreads on lower rated bonds compressed (indicating outperformance), Massachusetts GOs had little to no room to contract given that they were already trading at levels commensurate with their high quality.
Contributors and detractors
The Fund underperformed during the period, as it was unable keep pace with the national benchmark given the weak relative performance for Massachusetts. The Fund’s duration was slightly shorter than the benchmark, which also was a headwind in a rising market. (Duration is a measure of interest-rate sensitivity.) Positions in bonds with maturities of two years and below generally detracted from performance due in part to the minimal contribution from yield. Accordingly, we took advantage of any pick-up in issuance to reinvest the portfolio’s shorter term holdings into higher yielding market segments.
4	Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
The Fund’s allocations to hospital- and education-related issues provided exposure to two of the better performing sectors during the period. Both areas made meaningful contributions, as they are the Fund’s two largest sector weights due to the high representation of these issuers in Massachusetts. In addition, our positions in these sectors benefitted from having a longer maturity profile than their benchmark counterparts at a time in which longer term bonds outperformed.
Fund positioning
Our strategy remained consistent during the period, with a close to neutral duration and an emphasis on the lower quality tiers of the investment grade market. We invested in various issues in the education, land bank and retirement community sectors, and we reduced the Fund’s weighting in shorter maturity, lower yielding issues and state GO bonds. In addition, we eliminated all exposure to the Virgin Islands.
Massachusetts’ municipal market remains vibrant, with good credit fundamentals and strong demand from tax-sensitive investors. We have slight concerns about the current funding status of Massachusetts’ public employee pension system, but we believe that the strength of the Massachusetts economy more than offsets the slightly below-average funding status. However, we are carefully following the Trump Administration’s efforts to pass tax reform due to the possible implications for health care and education issuers.
Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state’s financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of the Fund’s portfolio may be more volatile than a more geographically diversified fund. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state or local taxes. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund | Annual Report 2017	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
May 1, 2017 — October 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,017.30	1,021.35	4.16	4.17	0.81
Class C	1,000.00	1,000.00	1,015.00	1,019.06	6.47	6.48	1.26
Class R4	1,000.00	1,000.00	1,018.60	1,022.63	2.88	2.89	0.56
Class R5	1,000.00	1,000.00	1,018.80	1,022.93	2.57	2.58	0.50
Class V (formerly Class T)	1,000.00	1,000.00	1,017.80	1,021.86	3.65	3.66	0.71
Class Y	1,000.00	1,000.00	1,019.10	1,023.19	2.32	2.32	0.45
Class Z	1,000.00	1,000.00	1,018.60	1,022.63	2.88	2.89	0.56
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund | Annual Report 2017

Portfolio of Investments
October 31, 2017
(Percentages represent value of investments compared to net assets)
Floating Rate Notes 1.2%
Issue Description	Effective Yield	Principal Amount ($)	Value ($)
Variable Rate Demand Notes 1.2%
Massachusetts Health & Educational Facilities Authority(a),(b)
Revenue Bonds
Partners Health
VRDN Series 2009P-2 (JPMorgan Chase Bank)
07/01/2027	0.900%	3,000,000	3,000,000
Total Floating Rate Notes (Cost $3,000,000)			3,000,000

Municipal Bonds 96.5%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Airport 1.3%
Massachusetts Port Authority
Refunding Revenue Bonds
Series 2014C
07/01/2031	5.000%	1,900,000	2,238,333
Revenue Bonds
Series 2015A
07/01/2026	5.000%	600,000	726,816
07/01/2027	5.000%	300,000	360,813
Total			3,325,962
Assisted Living 0.6%
Massachusetts Development Finance Agency
Refunding Revenue Bonds
1st Mortgage-VOA Concord
Series 2007
11/01/2017	5.000%	100,000	100,004
11/01/2027	5.125%	1,500,000	1,500,225
Total			1,600,229
Charter Schools 2.0%
Massachusetts Development Finance Agency
Refunding Revenue Bonds
International Charter School
Series 2015
04/15/2025	5.000%	500,000	570,275
04/15/2033	5.000%	1,335,000	1,467,178
Revenue Bonds
Foxborough Regional Charter School
Series 2010A
07/01/2030	6.375%	2,600,000	2,793,258
Total			4,830,711
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Higher Education 19.2%
Massachusetts Development Finance Agency
Refunding Revenue Bonds
Babson College
Series 2015A
10/01/2025	5.000%	600,000	719,952
10/01/2026	5.000%	200,000	240,306
Berklee College of Music
Series 2016
10/01/2028	5.000%	325,000	392,152
Boston University
Series 2006BB2
10/01/2037	4.000%	2,120,000	2,233,738
College of the Holy Cross
Series 2016A
09/01/2034	5.000%	500,000	593,255
Emerson College
Series 2017A
01/01/2033	5.000%	1,500,000	1,747,905
01/01/2034	5.000%	1,000,000	1,165,470
Simmons College
Series 2015K-1
10/01/2026	5.000%	3,005,000	3,548,424
10/01/2028	5.000%	1,100,000	1,272,326
Tufts University
Series 2015Q
08/15/2030	5.000%	1,000,000	1,182,060
Western New England University
Series 2015
09/01/2032	5.000%	500,000	557,755
09/01/2033	5.000%	1,225,000	1,358,464
09/01/2034	5.000%	1,285,000	1,420,221
Worcester Polytechnic Institute
Series 2016
09/01/2032	5.000%	880,000	1,031,254
09/01/2033	5.000%	700,000	817,334
09/01/2034	5.000%	500,000	581,265
Series 2017
09/01/2035	5.000%	230,000	270,402
09/01/2037	5.000%	290,000	338,244
Revenue Bonds
Bentley University
Series 2016
07/01/2035	4.000%	1,000,000	1,060,860
07/01/2036	4.000%	1,000,000	1,052,340
Berklee College of Music
Series 2016
10/01/2033	5.000%	1,150,000	1,354,286
Brandeis University
Series 2010O-2
10/01/2024	5.000%	5,000,000	5,368,250

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund | Annual Report 2017	7

Portfolio of Investments  (continued)
October 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Massachusetts College-Pharmacy & Allied Health
Series 2013
07/01/2025	5.000%	675,000	775,501
Merrimack College
Series 2012A
07/01/2027	5.000%	1,075,000	1,182,135
Simmons College
Series 2013J
10/01/2024	5.250%	500,000	588,980
10/01/2025	5.500%	450,000	532,467
Unrefunded Revenue Bonds
Suffolk University
Series 2009
07/01/2024	6.000%	745,000	799,616
Massachusetts Health & Educational Facilities Authority
Refunding Revenue Bonds
Berklee College of Music
Series 2007
10/01/2032	5.000%	170,000	170,564
Revenue Bonds
Boston College
Series 2008M-1
06/01/2024	5.500%	3,000,000	3,667,140
Massachusetts Institute of Technology
Series 2002K
07/01/2022	5.500%	1,000,000	1,185,460
Northeastern University
Series 2008T-1
10/01/2028	5.000%	1,750,000	2,004,222
Series 2008T-2
10/01/2029	5.000%	4,045,000	4,608,145
Massachusetts State College Building Authority
Revenue Bonds
Series 2012A
05/01/2029	5.000%	3,000,000	3,439,500
Total			47,259,993
Hospital 19.0%
Massachusetts Development Finance Agency
Refunding Revenue Bonds
Boston Medical Center
Series 2016E
07/01/2033	5.000%	2,000,000	2,262,360
Caregroup
Series 2015H-1
07/01/2030	5.000%	1,170,000	1,349,724
Series 2016I
07/01/2033	5.000%	3,000,000	3,465,270
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Lahey Clinic Obligation
Series 2015F
08/15/2031	5.000%	3,000,000	3,461,700
08/15/2034	5.000%	2,250,000	2,559,105
Partners HealthCare System
Series 2015
07/01/2032	5.000%	2,795,000	3,210,784
Series 2016
07/01/2031	5.000%	3,000,000	3,533,070
South Shore Hospital
Series 2016I
07/01/2029	5.000%	2,000,000	2,327,980
07/01/2030	5.000%	1,400,000	1,619,114
UMass Memorial Health Care
Series 2016I
07/01/2030	5.000%	2,295,000	2,635,280
Revenue Bonds
Baystate Medical Center
Series 2014N
07/01/2028	5.000%	1,000,000	1,152,510
07/01/2034	5.000%	1,500,000	1,687,020
Berkshire Health System
Series 2012G
10/01/2026	5.000%	1,200,000	1,338,816
Children’s Hospital
Series 2014P
10/01/2031	5.000%	1,200,000	1,403,868
Dana-Farber Cancer Institute
Series 2016
12/01/2032	5.000%	2,000,000	2,340,580
Milford Regional Medical Center
Series 2014F
07/15/2026	5.000%	315,000	346,396
Southcoast Health System Obligation Group
Series 2013
07/01/2027	5.000%	1,050,000	1,191,351
UMass Memorial Health Care Obligation
Series 2011H
07/01/2026	5.125%	2,000,000	2,190,000
Unrefunded Revenue Bonds
Boston Medical Center
Series 2012
07/01/2027	5.250%	1,850,000	2,066,542
Massachusetts Health & Educational Facilities Authority
Revenue Bonds
Milford Regional Medical Center
Series 2007E
07/15/2022	5.000%	1,500,000	1,504,320

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
October 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Partners HealthCare System
Series 2010J-2
07/01/2022	5.000%	5,000,000	5,314,550
Total			46,960,340
Human Service Provider 0.3%
Massachusetts Development Finance Agency
Revenue Bonds
Evergreen Center, Inc.
Series 2005
01/01/2020	5.500%	855,000	855,949
Joint Power Authority 3.8%
Berkshire Wind Power Cooperative Corp.
Revenue Bonds
Series 2010-1
07/01/2024	5.250%	3,785,000	4,099,533
07/01/2025	5.000%	2,000,000	2,152,900
Massachusetts Clean Energy Cooperative Corp.
Revenue Bonds
Municipal Lighting Plant Cooperative
Series 2013
07/01/2027	5.000%	2,720,000	3,158,002
Total			9,410,435
Local General Obligation 0.9%
City of Fall River
Limited General Obligation Refunding Bonds
State Qualified
Series 2012
03/01/2021	4.000%	335,000	363,813
Town of Braintree
Limited General Obligation Refunding Bonds
Series 2015
05/15/2027	5.000%	1,000,000	1,232,900
05/15/2028	5.000%	600,000	742,572
Total			2,339,285
Multi-Family 1.5%
Massachusetts Development Finance Agency
Revenue Bonds
UMass Boston Student Housing Project
Series 2016
10/01/2033	5.000%	1,235,000	1,376,766
10/01/2034	5.000%	2,000,000	2,221,500
Total			3,598,266
Municipal Power 0.3%
Guam Power Authority(c)
Refunding Revenue Bonds
Series 2012A (AGM)
10/01/2024	5.000%	630,000	710,149
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Other Bond Issue 4.9%
Boston Housing Authority
Revenue Bonds
Capital Fund Program
Series 2008 (AGM)
04/01/2020	5.000%	2,135,000	2,170,078
04/01/2023	5.000%	1,865,000	1,895,474
04/01/2024	5.000%	3,260,000	3,313,008
Martha’s Vineyard Land Bank
Refunding Revenue Bonds
Green Bonds
Series 2014
05/01/2029	5.000%	1,000,000	1,169,360
05/01/2031	5.000%	1,000,000	1,160,970
Series 2017 (BAM)
05/01/2034	5.000%	500,000	586,620
05/01/2035	5.000%	500,000	585,265
Massachusetts Development Finance Agency
Revenue Bonds
Broad Institute
Series 2011A
04/01/2023	5.250%	1,000,000	1,129,680
Total			12,010,455
Pool / Bond Bank 3.3%
Massachusetts Clean Water Trust (The)
Refunding Revenue Bonds
Pool Program
Series 2006
08/01/2020	5.250%	3,000,000	3,330,780
Revenue Bonds
Pool Program
Series 2005-11
08/01/2019	5.250%	4,465,000	4,786,346
Total			8,117,126
Prep School 0.7%
Massachusetts Development Finance Agency
Refunding Revenue Bonds
Dexter Southfield
Series 2015
05/01/2030	5.000%	1,035,000	1,179,765
Revenue Bonds
Park School
Series 2012
09/01/2020	5.000%	150,000	163,359
09/01/2021	5.000%	330,000	368,132
Total			1,711,256

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
October 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Refunded / Escrowed 6.2%
Massachusetts Development Finance Agency
Prerefunded 05/01/19 Revenue Bonds
Dominion Energy Brayton 1
Series 2009
12/01/2042	5.750%	3,460,000	3,693,965
Prerefunded 07/01/22 Revenue Bonds
Boston Medical Center
Series 2012
07/01/2027	5.250%	1,845,000	2,163,669
Revenue Bonds
Noble & Greenough School
Series 2011 Escrowed to Maturity
04/01/2021	4.000%	1,500,000	1,632,180
Massachusetts State College Building Authority(d)
Revenue Bonds
Capital Appreciation
Senior Series 1999A Escrowed to Maturity (NPFGC)
05/01/2028	0.000%	4,000,000	3,139,800
Massachusetts Water Pollution Abatement Trust (The)
Prerefunded 08/01/19 Revenue Bonds
State Revolving Fund
Series 2009-14
08/01/2024	5.000%	3,100,000	3,308,599
Puerto Rico Highway & Transportation Authority(c)
Refunding Revenue Bonds
Series 2005BB Escrowed to Maturity (AGM)
07/01/2022	5.250%	1,075,000	1,246,441
Total			15,184,654
Retirement Communities 0.6%
Massachusetts Development Finance Agency
Refunding Revenue Bonds
1st Mortgage-Berkshire Retirement Community
Series 2015
07/01/2031	5.000%	1,250,000	1,431,950
Sales Tax 6.2%
Massachusetts Bay Transportation Authority(d)
Refunding Revenue Bonds
Series 2016A
07/01/2029	0.000%	3,000,000	2,130,210
Massachusetts Bay Transportation Authority
Revenue Bonds
Senior Series 2005B (NPFGC)
07/01/2023	5.500%	2,890,000	3,499,645
Senior Series 2006A
07/01/2022	5.250%	3,500,000	4,097,625
Senior Series 2008B
07/01/2023	5.000%	910,000	1,076,339
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Massachusetts School Building Authority
Revenue Bonds
Senior Series 2011B
10/15/2027	5.000%	4,000,000	4,541,920
Total			15,345,739
Single Family 0.8%
Massachusetts Housing Finance Agency
Refunding Revenue Bonds
Series 2016-181
12/01/2044	4.000%	1,730,000	1,853,436
Special Non Property Tax 0.4%
Territory of Guam(c)
Revenue Bonds
Series 2011A
01/01/2031	5.000%	950,000	1,000,911
Special Property Tax 1.8%
Metropolitan Boston Transit Parking Corp.
Revenue Bonds
Series 2011
07/01/2025	5.000%	3,210,000	3,611,443
07/01/2027	5.000%	775,000	871,332
Total			4,482,775
State Appropriated 0.8%
Massachusetts Development Finance Agency
Revenue Bonds
Visual & Performing Arts Project
Series 2000
08/01/2021	6.000%	1,750,000	1,914,097
State General Obligation 12.6%
Commonwealth of Massachusetts
Limited General Obligation Bonds
Series 2016I
12/01/2030	5.000%	3,000,000	3,635,700
Limited General Obligation Refunding Bonds
Series 2003D (AMBAC)
10/01/2019	5.500%	5,000,000	5,412,500
Series 2003D (NPFGC)
10/01/2020	5.500%	2,500,000	2,803,825
Series 2004B
08/01/2020	5.250%	3,000,000	3,324,750
Series 2006B (AGM)
09/01/2022	5.250%	4,000,000	4,694,320
Series 2016A
07/01/2032	5.000%	2,500,000	2,981,925
Unlimited General Obligation Refunding Bonds
Series 2004C (AMBAC)
12/01/2024	5.500%	5,000,000	6,224,600

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
October 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2004C (NPFGC)
12/01/2019	5.500%	1,900,000	2,069,423
Total			31,147,043
Student Loan 2.0%
Massachusetts Educational Financing Authority
Revenue Bonds
Issue I
Series 2010A
01/01/2022	5.500%	4,625,000	4,972,106
Turnpike / Bridge / Toll Road 2.0%
Massachusetts Transportation Trust Fund Metropolitan Highway System
Revenue Bonds
Senior Series 2010B
01/01/2022	5.000%	2,180,000	2,355,904
01/01/2032	5.000%	2,400,000	2,579,208
Total			4,935,112
Water & Sewer 5.3%
Massachusetts Water Resources Authority
Refunding Revenue Bonds
General
Series 2007B (AGM / TCRS)
08/01/2023	5.250%	5,500,000	6,618,095
Series 2012B
08/01/2028	5.000%	5,000,000	5,793,900
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Springfield Water & Sewer Commission
Refunding Revenue Bonds
General
Series 2012C
07/15/2026	5.000%	365,000	434,117
Series 2014C
07/15/2024	5.000%	260,000	315,598
Total			13,161,710
Total Municipal Bonds (Cost $224,873,631)			238,159,689

Money Market Funds 0.5%
	Shares	Value ($)
Dreyfus Tax-Exempt Cash Management Fund, Institutional Shares, 0.680%(e)	1,083,215	1,083,215
Total Money Market Funds (Cost $1,083,215)		1,083,215
Total Investments (Cost: $228,956,846)		242,242,904
Other Assets & Liabilities, Net		4,493,016
Net Assets		246,735,920

Notes to Portfolio of Investments
(a)	The Fund is entitled to receive principal and interest from the guarantor after a day or a week’s notice or upon maturity. The maturity date disclosed represents the final maturity.
(b)	Represents a variable rate demand note where the coupon rate adjusts on specified dates (generally daily or weekly) using the prevailing money market rate.
(c)	Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At October 31, 2017, the value of these securities amounted to $2,957,501, which represents 1.20% of net assets.
(d)	Zero coupon bond.
(e)	The rate shown is the seven-day current annualized yield at October 31, 2017.
Abbreviation Legend
AGM	Assured Guaranty Municipal Corporation
AMBAC	Ambac Assurance Corporation
BAM	Build America Mutual Assurance Co.
NPFGC	National Public Finance Guarantee Corporation
TCRS	Transferable Custody Receipts
VRDN	Variable Rate Demand Note
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund | Annual Report 2017	11

Portfolio of Investments  (continued)
October 31, 2017
Fair value measurements  (continued)
pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
•	Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at October 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Total ($)
Investments
Floating Rate Notes	—	3,000,000	—	3,000,000
Municipal Bonds	—	238,159,689	—	238,159,689
Money Market Funds	1,083,215	—	—	1,083,215
Total Investments	1,083,215	241,159,689	—	242,242,904
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund | Annual Report 2017

Statement of Assets and Liabilities
October 31, 2017
Assets
Investments in unaffiliated issuers, at cost	$228,956,846
Investments in unaffiliated issuers, at value	242,242,904
Cash	2,338,596
Receivable for:
Capital shares sold	150,926
Interest	2,793,190
Expense reimbursement due from Investment Manager	518
Prepaid expenses	1,385
Trustees’ deferred compensation plan	57,502
Other assets	988
Total assets	247,586,009
Liabilities
Payable for:
Capital shares purchased	130,763
Distributions to shareholders	600,731
Management services fees	3,178
Distribution and/or service fees	343
Transfer agent fees	25,023
Compensation of chief compliance officer	10
Other expenses	32,539
Trustees’ deferred compensation plan	57,502
Total liabilities	850,089
Net assets applicable to outstanding capital stock	$246,735,920
Represented by
Paid in capital	232,888,349
Excess of distributions over net investment income	(8,158)
Accumulated net realized gain	569,671
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	13,286,058
Total - representing net assets applicable to outstanding capital stock	$246,735,920
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund | Annual Report 2017	13

Statement of Assets and Liabilities  (continued)
October 31, 2017
Class A
Net assets	$18,511,984
Shares outstanding	1,743,333
Net asset value per share	$10.62
Maximum offering price per share(a)	$10.95
Class C
Net assets	$7,469,919
Shares outstanding	703,634
Net asset value per share	$10.62
Class R4
Net assets	$3,501,603
Shares outstanding	330,036
Net asset value per share	$10.61
Class R5
Net assets	$9,647
Shares outstanding	907
Net asset value per share	$10.64
Class V(b)
Net assets	$17,933,556
Shares outstanding	1,688,951
Net asset value per share	$10.62
Maximum offering price per share(c)	$11.15
Class Y
Net assets	$109,777
Shares outstanding	10,289
Net asset value per share	$10.67
Class Z
Net assets	$199,199,434
Shares outstanding	18,760,012
Net asset value per share	$10.62

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.00% for Class A shares.
(b)	Prior to January 24, 2017, Class V shares were known as Class T shares.
(c)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 4.75% for Class V shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund | Annual Report 2017

Statement of Operations
Year Ended October 31, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$4,795
Interest	9,056,372
Total income	9,061,167
Expenses:
Management services fees	1,209,330
Distribution and/or service fees
Class A	49,870
Class B(a)	79
Class C	88,773
Class V(b)	26,998
Transfer agent fees
Class A	31,981
Class B(a)	13
Class C	14,298
Class R4	5,798
Class R5	6
Class V(b)	28,535
Class Y(c)	4
Class Z	328,974
Compensation of board members	23,239
Custodian fees	2,915
Printing and postage fees	14,640
Registration fees	31,100
Audit fees	32,488
Legal fees	7,355
Compensation of chief compliance officer	111
Other	(37,309)
Total expenses	1,859,198
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(311,514)
Fees waived by distributor
Class C	(26,642)
Expense reduction	(160)
Total net expenses	1,520,882
Net investment income	7,540,285
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	594,731
Net realized gain	594,731
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(6,297,286)
Net change in unrealized appreciation (depreciation)	(6,297,286)
Net realized and unrealized loss	(5,702,555)
Net increase in net assets resulting from operations	$1,837,730

(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Prior to January 24, 2017, Class V shares were known as Class T shares.
(c)	Class Y shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund | Annual Report 2017	15

Statement of Changes in Net Assets
	Year Ended October 31, 2017 (a)	Year Ended October 31, 2016
Operations
Net investment income	$7,540,285	$8,813,229
Net realized gain	594,731	1,781,950
Net change in unrealized appreciation (depreciation)	(6,297,286)	(3,252,034)
Net increase in net assets resulting from operations	1,837,730	7,343,145
Distributions to shareholders
Net investment income
Class A	(544,909)	(717,974)
Class B(b)	(157)	(214)
Class C	(202,778)	(230,616)
Class R4	(108,403)	(104,230)
Class R5	(293)	(205)
Class V(c)	(508,930)	(551,997)
Class Y	(527)	—
Class Z	(6,163,067)	(7,180,005)
Net realized gains
Class A	(163,084)	(850)
Class B(b)	(65)	—
Class C	(63,634)	(331)
Class R4	(21,971)	(108)
Class R5	(61)	—
Class V(c)	(114,602)	(669)
Class Z	(1,439,281)	(8,104)
Total distributions to shareholders	(9,331,762)	(8,795,303)
Increase (decrease) in net assets from capital stock activity	(41,475,364)	6,500,304
Total increase (decrease) in net assets	(48,969,396)	5,048,146
Net assets at beginning of year	295,705,316	290,657,170
Net assets at end of year	$246,735,920	$295,705,316
Excess of distributions over net investment income	$(8,158)	$(19,354)

(a)	Class Y shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
(b)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(c)	Prior to January 24, 2017, Class V shares were known as Class T shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund | Annual Report 2017

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	October 31, 2017 (a)		October 31, 2016 (b)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A(c)
Subscriptions (d)	543,332	5,764,010	866,200	9,536,816
Distributions reinvested	58,803	619,101	57,640	635,045
Redemptions	(1,377,530)	(14,464,743)	(563,151)	(6,207,831)
Net increase (decrease)	(775,395)	(8,081,632)	360,689	3,964,030
Class B(c)
Distributions reinvested	21	220	20	214
Redemptions (d)	(987)	(10,891)	(1)	(11)
Net increase (decrease)	(966)	(10,671)	19	203
Class C
Subscriptions	77,292	814,053	144,462	1,593,534
Distributions reinvested	21,250	223,877	17,403	191,726
Redemptions	(343,155)	(3,635,879)	(109,516)	(1,202,952)
Net increase (decrease)	(244,613)	(2,597,949)	52,349	582,308
Class R4
Subscriptions	168,660	1,764,767	156,771	1,724,772
Distributions reinvested	12,338	130,019	9,449	104,029
Redemptions	(200,856)	(2,115,771)	(87,269)	(959,498)
Net increase (decrease)	(19,858)	(220,985)	78,951	869,303
Class R5
Subscriptions	—	—	907	10,000
Net increase	—	—	907	10,000
Class V(e)
Subscriptions	32,910	347,975	50,171	551,114
Distributions reinvested	29,293	309,014	24,084	265,359
Redemptions	(91,842)	(971,689)	(111,092)	(1,223,438)
Net decrease	(29,639)	(314,700)	(36,837)	(406,965)
Class Y
Subscriptions	10,263	109,955	—	—
Distributions reinvested	30	323	—	—
Redemptions	(4)	(44)	—	—
Net increase	10,289	110,234	—	—
Class Z
Subscriptions	2,307,256	24,324,231	2,813,666	31,012,986
Distributions reinvested	51,257	541,600	30,903	340,528
Redemptions	(5,242,745)	(55,225,492)	(2,714,423)	(29,872,089)
Net increase (decrease)	(2,884,232)	(30,359,661)	130,146	1,481,425
Total net increase (decrease)	(3,944,414)	(41,475,364)	586,224	6,500,304

(a)	Class Y shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
(b)	Class R5 shares are based on operations from March 1, 2016 (commencement of operations) through the stated period end.
(c)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(d)	Includes conversions of Class B shares to Class A shares, if any.
(e)	Prior to January 24, 2017, Class V shares were known as Class T shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund | Annual Report 2017	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
10/31/2017	$10.88	0.29	(0.19)	0.10	(0.29)	(0.07)
10/31/2016	$10.93	0.31	(0.05)	0.26	(0.31)	(0.00) (e)
10/31/2015	$11.01	0.32	(0.08)	0.24	(0.32)	—
10/31/2014	$10.84	0.33	0.17	0.50	(0.33)	—
10/31/2013	$11.34	0.32	(0.50)	(0.18)	(0.31)	(0.01)
Class C
10/31/2017	$10.88	0.24	(0.19)	0.05	(0.24)	(0.07)
10/31/2016	$10.93	0.26	(0.05)	0.21	(0.26)	(0.00) (e)
10/31/2015	$11.01	0.27	(0.08)	0.19	(0.27)	—
10/31/2014	$10.84	0.28	0.17	0.45	(0.28)	—
10/31/2013	$11.34	0.27	(0.49)	(0.22)	(0.27)	(0.01)
Class R4
10/31/2017	$10.87	0.32	(0.20)	0.12	(0.31)	(0.07)
10/31/2016	$10.92	0.33	(0.05)	0.28	(0.33)	(0.00) (e)
10/31/2015	$11.01	0.35	(0.09)	0.26	(0.35)	—
10/31/2014	$10.83	0.35	0.18	0.53	(0.35)	—
10/31/2013 (f)	$11.19	0.21	(0.36)	(0.15)	(0.21)	—
Class R5
10/31/2017	$10.90	0.32	(0.19)	0.13	(0.32)	(0.07)
10/31/2016 (h)	$11.03	0.23	(0.13)	0.10	(0.23)	—
Class V(i)
10/31/2017	$10.88	0.30	(0.19)	0.11	(0.30)	(0.07)
10/31/2016	$10.93	0.32	(0.05)	0.27	(0.32)	(0.00) (e)
10/31/2015	$11.02	0.33	(0.09)	0.24	(0.33)	—
10/31/2014	$10.84	0.34	0.18	0.52	(0.34)	—
10/31/2013	$11.34	0.33	(0.50)	(0.17)	(0.32)	(0.01)
Class Y
10/31/2017 (j)	$10.56	0.22	0.11 (k)	0.33	(0.22)	—
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.36)	$10.62	0.95%	0.90% (c)	0.78% (c),(d)	2.74%	5%	$18,512
(0.31)	$10.88	2.34%	0.96%	0.81% (d)	2.77%	16%	$27,398
(0.32)	$10.93	2.21%	0.97%	0.81% (d)	2.93%	8%	$23,583
(0.33)	$11.01	4.65%	0.96%	0.81% (d)	2.99%	3%	$22,540
(0.32)	$10.84	(1.58%)	0.95%	0.79% (d)	2.86%	7%	$25,699

(0.31)	$10.62	0.50%	1.66% (c)	1.24% (c),(d)	2.29%	5%	$7,470
(0.26)	$10.88	1.88%	1.71%	1.26% (d)	2.32%	16%	$10,315
(0.27)	$10.93	1.76%	1.72%	1.26% (d)	2.48%	8%	$9,790
(0.28)	$11.01	4.20%	1.71%	1.24% (d)	2.56%	3%	$10,366
(0.28)	$10.84	(1.97%)	1.70%	1.19% (d)	2.46%	7%	$11,244

(0.38)	$10.61	1.20%	0.66% (c)	0.54% (c),(d)	2.98%	5%	$3,502
(0.33)	$10.87	2.60%	0.71%	0.56% (d)	3.02%	16%	$3,804
(0.35)	$10.92	2.38%	0.72%	0.56% (d)	3.19%	8%	$2,959
(0.35)	$11.01	5.01%	0.71%	0.56% (d)	3.26%	3%	$122
(0.21)	$10.83	(1.32%)	0.68% (g)	0.56% (d),(g)	3.19% (g)	7%	$60

(0.39)	$10.64	1.28%	0.56% (c)	0.47% (c)	3.05%	5%	$10
(0.23)	$10.90	0.86%	0.59% (g)	0.47% (g)	3.07% (g)	16%	$10

(0.37)	$10.62	1.05%	0.81% (c)	0.69% (c),(d)	2.83%	5%	$17,934
(0.32)	$10.88	2.45%	0.86%	0.71% (d)	2.88%	16%	$18,697
(0.33)	$10.93	2.22%	0.87%	0.71% (d)	3.03%	8%	$19,185
(0.34)	$11.02	4.85%	0.86%	0.71% (d)	3.10%	3%	$21,345
(0.33)	$10.84	(1.48%)	0.85%	0.69% (d)	2.96%	7%	$23,131

(0.22)	$10.67	3.10%	0.55% (g)	0.45% (g)	3.21% (g)	5%	$110
Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund | Annual Report 2017	19

Financial Highlights  (continued)
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class Z
10/31/2017	$10.88	0.32	(0.20)	0.12	(0.31)	(0.07)
10/31/2016	$10.93	0.33	(0.05)	0.28	(0.33)	(0.00) (e)
10/31/2015	$11.02	0.35	(0.09)	0.26	(0.35)	—
10/31/2014	$10.84	0.35	0.18	0.53	(0.35)	—
10/31/2013	$11.34	0.34	(0.49)	(0.15)	(0.34)	(0.01)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

	Class A	Class C	Class R4	Class R5	Class V	Class Z
10/31/2017	0.03%	0.02%	0.02%	0.02%	0.02%	0.02%

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Rounds to zero.
(f)	Class R4 shares commenced operations on March 19, 2013. Per share data and total return reflect activity from that date.
(g)	Annualized.
(h)	Class R5 shares commenced operations on March 1, 2016. Per share data and total return reflect activity from that date.
(i)	Prior to January 24, 2017, Class V shares were known as Class T shares.
(j)	Class Y shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(k)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.38)	$10.62	1.20%	0.66% (c)	0.54% (c),(d)	2.98%	5%	$199,199
(0.33)	$10.88	2.60%	0.71%	0.56% (d)	3.03%	16%	$235,472
(0.35)	$10.93	2.38%	0.72%	0.56% (d)	3.18%	8%	$235,129
(0.35)	$11.02	5.00%	0.71%	0.56% (d)	3.24%	3%	$240,304
(0.35)	$10.84	(1.33%)	0.70%	0.54% (d)	3.10%	7%	$257,624
Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund | Annual Report 2017	21

Notes to Financial Statements
October 31, 2017
Note 1. Organization
Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased without an initial sales charge are subject to a contingent deferred sales charge (CDSC) of 0.75% on certain investments of $500,000 or more if redeemed within 12 months after purchase.
Class B shares of the Fund are no longer offered for sale. When available, Class B shares were subject to a maximum CDSC of 3.00% based upon the holding period after purchase. Effective July 17, 2017, Class B shares were automatically converted to Class A shares without a CDSC. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class B shares was redeemed without a CDSC.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus. Effective November 1, 2017, Class R4 shares were renamed Advisor Class shares.
Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus. Effective November 1, 2017, Class R5 shares were renamed Institutional 2 Class shares.
Class V shares are subject to a maximum front-end sales charge of 4.75% based on the investment amount. Class V shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a CDSC if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase. Class V shares are available only to investors who received (and who have continuously held) Class V shares in connection with previous fund reorganizations. Prior to January 24, 2017, Class V shares were known as Class T shares.
Class Y shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Class Y shares commenced operations on March 1, 2017. Effective November 1, 2017, Class Y shares were renamed Institutional 3 Class shares.
Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus. Effective November 1, 2017, Class Z shares were renamed Institutional Class shares.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income
22	Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
October 31, 2017
and expenses during the reporting period. Actual results could differ from those estimates. The Fund received a reimbursement for expenses overbilled by a third party. Such reimbursement is included as an offset to other expenses on the Statement of Operations. All fee waivers and expense reimbursements by Columbia Management Investment Advisers, LLC and its affiliates were applied before giving effect to the third party reimbursement.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund | Annual Report 2017	23

Notes to Financial Statements  (continued)
October 31, 2017
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its net tax-exempt and investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.47% to 0.31% as the Fund’s net assets increase. The effective management services fee rate for the year ended October 31, 2017 was 0.47% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.
24	Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
October 31, 2017
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective August 1, 2017, total transfer agency fees for Class R5 and Class Y shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. From January 1, 2017 to July 31, 2017, these limitations were 0.075% for Class R5 shares and 0.025% for Class Y shares; and prior to January 1, 2017, the limitation was 0.05% for Class R5 shares.
For the year ended October 31, 2017, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.16
Class B	0.12 (a),(b)
Class C	0.16
Class R4	0.16
Class R5	0.07
Class V	0.16
Class Y	0.02 (c)
Class Z	0.16

(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Unannualized.
(c)	Annualized.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2017, these minimum account balance fees reduced total expenses of the Fund by $160.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the
Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund | Annual Report 2017	25

Notes to Financial Statements  (continued)
October 31, 2017
Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% of the average daily net assets attributable to Class B and Class C shares of the Fund. As a result of all Class B shares of the Fund being redeemed or converted to Class A shares, August 4, 2017 was the last day the Fund paid a service fee or distribution fee for Class B shares.
The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the distribution fee does not exceed 0.45% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.
Shareholder services fees
The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class V shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund’s average daily net assets attributable to Class V shares (comprised of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.15% of the Fund’s average daily net assets attributable to Class V shares.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended October 31, 2017, if any, are listed below:
Amount ($)
Class A	6,883
Class C	2,996
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	March 1, 2017 through February 28, 2018	Prior to March 1, 2017
Class A	0.81%	0.81%
Class C	1.56	1.56
Class R4	0.56	0.56
Class R5	0.505	0.47
Class V	0.71	0.71
Class Y	0.455	-
Class Z	0.56	0.56
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or
26	Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
October 31, 2017
unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods. Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At October 31, 2017, these differences are primarily due to differing treatment for trustees’ deferred compensation, principal and/or interest of fixed income securities and distributions. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(25)	26	(1)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended October 31, 2017				Year Ended October 31, 2016
Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)
12,799	7,516,265	1,802,698	9,331,762	10,513	8,774,728	10,062	8,795,303
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At October 31, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed tax- exempt income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	640,575	569,671	—	13,295,558
At October 31, 2017, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
228,947,346	13,638,361	(342,803)	13,295,558
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund | Annual Report 2017	27

Notes to Financial Statements  (continued)
October 31, 2017
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $12,899,205 and $56,445,260, respectively, for the year ended October 31, 2017. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended October 31, 2017.
Note 7. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Geographic concentration risk
Because the Fund invests substantially in municipal securities issued by the state identified in the Fund’s name and political sub-divisions of that state, the Fund will be particularly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes impacting the state’s financial, economic or other condition and prospects. In addition, because of the relatively small number of issuers of tax-exempt securities in the state, the Fund may invest a higher percentage of assets in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of municipal and other securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
28	Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
October 31, 2017
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.
Shareholder concentration risk
At October 31, 2017, one unaffiliated shareholder of record owned 76.7% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 8. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 9. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund | Annual Report 2017	29

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund (the “Fund”, a series of Columbia Funds Series Trust I) as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Minneapolis, MN
December 21, 2017
30	Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund | Annual Report 2017

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended October 31, 2017. Shareholders will be notified in early 2018 of the amounts for use in preparing 2017 income tax returns.
Capital gain dividend	Exempt- interest dividends
$624,496	99.83%
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Exempt-interest dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.
Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund | Annual Report 2017	31

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) since September 2007	66	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	66	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	66	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	66	Director, CSX Corporation; Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
32	Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Charles R. Nelson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	66	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	66	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	66	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	66	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund | Annual Report 2017	33

TRUSTEES AND OFFICERS  (continued)
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	66	Board of Governors, Gateway Healthcare since January 2016; Trustee, New Century Portfolios since March 2015; and Director, The Autism Project since March 2015
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Partners (investment consulting services to institutions) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	66	Healthcare Services for Children with Special Needs
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	189	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, contacting your financial intermediary or visiting
investor.columbiathreadneedleus.com.
34	Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund | Annual Report 2017	35

Board Consideration and Approval of Management
Agreement
On June 14, 2017, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund (the Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager and others before determining to approve the continuation of the Management Agreement.
In connection with their deliberations regarding the continuation of the Management Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 27, 2017, April 26, 2017 and June 13, 2017 and at Board meetings held on March 28, 2017 and June 14, 2017. In addition, the Board considers matters bearing on the Management Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 13, 2017, the Committee recommended that the Board approve the continuation of the Management Agreement. On June 14, 2017, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement for the Fund.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement for the Fund included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through February 28, 2018 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Management Agreement;
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution, transfer agency and shareholder services to the Fund;
•	Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
36	Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund | Annual Report 2017

Board Consideration and Approval of Management
Agreement  (continued)
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager’s compliance system by the Fund’s Chief Compliance Officer; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the Management Agreement
The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency and shareholder services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager’s experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the independent third-party data provider, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons. Although the Fund’s performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Management Agreement. Those factors included one or more of the following: (i) that the Fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund’s investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund’s investment strategy; (iii) that the Fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund’s investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.
The Committee and the Board noted that, through December 31, 2016, the Fund’s performance was in the ninety-seventh, fifty-fourth and seventy-fourth percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.
The Committee and the Board also considered the Investment Manager’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to warrant the continuation of the Management Agreement.
Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund | Annual Report 2017	37

Board Consideration and Approval of Management
Agreement  (continued)
Investment management fee rates and other expenses
The Committee and the Board considered the management fees charged to the Fund under the Management Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund’s total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent third-party data provider and the independent fee consultant. The Committee and the Board noted that, as of December 31, 2016, the Fund’s actual management fee and net total expense ratio are ranked in the second and first quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services it provides to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund, in light of other considerations, warranted the continuation of the Management Agreement.
Costs of services provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund.
The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2016 to profitability levels realized in 2015. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.
38	Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund | Annual Report 2017

Board Consideration and Approval of Management
Agreement  (continued)
In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement.
Other benefits to the Investment Manager
The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide distribution, transfer agency and shareholder services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement.
Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund | Annual Report 2017	39

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
40	Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund | Annual Report 2017

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Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2017 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN191_10_G01_(12/17)

Annual Report
October 31, 2017
Columbia New York Tax-Exempt Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The current outlook for financial markets is clouded by two primary concerns: the high valuation of equities and the direction of interest rates. Following the U.S. presidential election, U.S. equities rallied based on the assumption that the new administration’s policies would stimulate growth quickly. Unfortunately it’s unclear whether those measures will get passed, much less passed quickly. In fixed income, uncertainty stems from the possibility that interest rates won’t rise as rapidly as expected if the administration’s proposed growth policies are not implemented.
Given this uncertainty, investors value a consistent approach more than ever. Investors want strong, repeatable risk-adjusted returns. Consistency — not surprises. As a leading global asset manager, we believe our consistent, collaborative investment approach enables us to deliver the dependable experience your portfolio demands. So, how do we strive to deliver a consistent investment experience?
Better insights
Your portfolio benefits from the investment insights uncovered by our talented investment teams around the world.
Better decisions
Our collaborative, interactive environment enables our investment teams to construct portfolios that take advantage of the best investment ideas.
Better outcomes
We aim to deliver a consistent experience, which means fewer surprises, dependable insights, and products designed to do the thing you want.
Whether you’re trying to save money to help your children go to college or for your own retirement, it’s the consistency of the return that is most essential. People who chase higher returns are usually also the first to sell when that investment goes through a bad patch. We try to combat this behavioral tendency by offering strategies that aim for a more consistent return. Our goal is for investors to panic less during periods of volatility, which can have a significant effect on their long-term results.
Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets can do what matters most to them: build a nest egg, leave a legacy, and live confidently — now and throughout retirement. It’s why our talented professionals around the world work together to uncover uncommon opportunities and why our process encourages challenge and debate around our most compelling ideas to ensure better informed investment decisions, which hopefully lead to better outcomes for you.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2017 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia New York Tax-Exempt Fund   |  Annual Report 2017

Columbia New York Tax-Exempt Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia New York Tax-Exempt Fund (the Fund) seeks total return, consisting of current income exempt from federal income tax and New York individual income tax and of capital appreciation, consistent with moderate fluctuation of principal.
Portfolio management
Catherine Stienstra
Co-manager
Managed Fund since 2010
Anders Myhran, CFA
Co-manager
Managed Fund since 2016
Average annual total returns (%) (for the period ended October 31, 2017)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	09/26/86	1.59	2.96	4.55
	Including sales charges		-1.41	2.34	4.23
Class C	Excluding sales charges	08/01/97	1.13	2.50	4.08
	Including sales charges		0.15	2.50	4.08
Class R4*		03/19/13	1.84	3.20	4.67
Class R5*		11/08/12	1.98	3.25	4.70
Class Y*		03/01/17	1.78	3.00	4.57
Class Z*		09/01/11	1.84	3.22	4.71
Bloomberg Barclays New York Municipal Bond Index			2.17	2.99	4.44
Bloomberg Barclays Municipal Bond Index			2.19	3.00	4.50
Returns for Class A are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C are shown with and without the 1.00% contingent deferred slaes charge for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Effective November 1, 2017, Class R4, Class R5, Class Y and Class Z shares were renamed Advisor Class, Institutional 2 Class, Institutional 3 Class and Institutional Class shares, respectively. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Barclays New York Municipal Bond Index is a subset of the Barclays Municipal Bond Index consisting solely of bonds issued by obligors located in the state of New York.
The Bloomberg Barclays Municipal Bond Index is an unmanaged index considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia New York Tax-Exempt Fund | Annual Report 2017

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (October 31, 2007 — October 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia New York Tax-Exempt Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Quality breakdown (%) (at October 31, 2017)
AAA rating	1.3
AA rating	38.7
A rating	37.3
BBB rating	13.2
BB rating	1.9
Not rated	7.6
Total	100.0
Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
Columbia New York Tax-Exempt Fund | Annual Report 2017	3

Manager Discussion of Fund Performance
For the 12-month period that ended October 31, 2017, the Fund’s Class A shares returned 1.59% excluding sales charges. The Fund’s Class Z shares returned 1.84% for the same period. The Fund’s benchmark, the Bloomberg Barclays New York Municipal Bond Index, returned 2.17%, and the broad Bloomberg Barclays Municipal Bond Index returned 2.19% for the same period. While duration and yield curve positioning proved effective, credit quality positioning, sector allocation and security selection overall produced mixed results.
Tax-exempt bond market posted modest gains amid mixed macro backdrop
The tax-exempt fixed income market overall posted modest gains during the period amid mixed macro influences. The defining event of the period, though it came early on, was likely the U.S. presidential election. The market euphoria following the surprise results, driven by overnight re-evaluations around regulation, fiscal spending, inflation and pro-economic growth policies regarding health care, infrastructure spending and tax reform, sent equities higher and bond prices lower. Municipal bond yields were already under pressure from record new issue supply when the post-election sell-off in November 2016 sent the market into its worst month of total return since 2008. However, as often happens, financial markets got a little ahead of themselves and conditions started to reverse in December 2016. The Federal Reserve (the Fed) raised the targeted federal funds rate near the end of 2016, and markets barely blinked. This relative calm, along with an ongoing search for yield and Washington D.C. gridlock, tempered concerns about the potential for accelerating economic growth and higher inflation and produced positive returns in the municipal bond market in all but two months from December 2016 through October 2017, even as the Fed raised interest rates twice more — in March and June 2017. Market concerns about broad tax reform also ebbed, given proposals actively under consideration by Congress at the end of the period.
The municipal bond market was aided by subdued supply in the first ten months of 2017, down approximately 18% on a year-over-year basis, with less refunding, which was greeted by steady demand from investors, as evidenced by about $15 billion of mutual fund inflows. Despite unfunded liabilities and budgetary stress in some notable credits, municipal bond market fundamentals also remained sound, as the U.S. economy remained in a phase of steady, albeit gradual, improvement. It is also well worth noting that while New York State’s budget remained highly dependent on personal income taxes and capital gains, and its debt burden remained high, in our view, its financial and economic performance during the period was solid. New York State has well-funded pensions, healthy reserves and enacted a fiscal year 2018 budget that is conservative, holding spending growth to less than 2%.
Overall, AAA-rated municipal bond yields rose across all maturities during the period. Lower quality municipal bonds generally outperformed their higher quality counterparts. During the period, municipal bonds significantly outperformed U.S. Treasuries.
Security selection, sector allocation and credit quality positioning generated mixed results
The primary detractor from relative performance was issue selection among tobacco bonds, industrial development revenue bonds and pollution control revenue bonds. Having an overweight relative to the benchmark in the pre-refunded sector also hurt. (Pre-refunded bonds, also known as advance refunded bonds, involves a procedure in which a bond issuer floats a second bond at a lower interest rate, and the proceeds from the sale of the second bond are invested, usually in Treasury securities, which in turn, are held in escrow collateralizing the first bond. Advance refunded bonds no longer represent the credit risk profile of the original borrower, and given the high credit quality of the escrow account they often increase in value — sometimes significantly.)
On the positive side, security selection among local general obligation bonds and within the education and hospital sectors proved particularly effective during the period. Also boosting relative results was having an underweight to the local general obligations sector, which lagged the benchmark during the period. It is worth noting that the Fund did not hold any Puerto Rico bonds during the period.
From a credit quality perspective, issue selection among bonds rated A and Baa2 dampened relative results, partially offset by the positive contributions made by having underweight allocations to bonds rated AAA and AA, overweight allocations to bonds rated A and BBB and exposure to non-rated securities.
4	Columbia New York Tax-Exempt Fund | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
Duration and yield curve positioning overall added value
The Fund benefited from its combined duration and yield curve positioning. The Fund had a longer duration than the benchmark, which helped as longer maturity tax-exempt bonds modestly outperformed shorter term maturities during the period. For similar reasons, having an overweight relative to the benchmark in bonds with maturities of 10 to 20 years and a relative underweight in bonds with shorter maturities contributed positively.
Fundamental analysis drove portfolio changes
We adjusted the Fund’s duration during the period as market conditions shifted, ending the period with a longer duration relative to that of the benchmark than the Fund had at the start of the period. Heading into the November 2016 U.S. elections, we were particularly cautious. We then used the post-election sell-off in the market to purchase longer maturity bonds as we sought to lock in higher yields. We subsequently reduced the Fund’s duration ahead of tax season and then extended again after it appeared that the typical seasonal pattern of increased supply did not play out. The longer duration was maintained during the summer months as we believed this would be a strong period for the market based on technical, or supply/demand, factors. In the last few months of the period, we modestly shortened the Fund’s duration ahead of a potential increase in supply and on caution regarding potentially higher rates heading into the end of 2017.
We decreased the Fund’s exposure to bonds rated A and BBB and increased the Fund’s exposure to AA-rated securities. We also modestly increased the Fund’s allocation to non-investment-grade securities as we sought to buoy the Fund’s income. From a sector perspective, we increased the Fund’s exposure to transportation bonds subject to the alternative minimum tax based on the possibility that the alternative minimum tax might be repealed with tax reform. We also added to the Fund’s positions in the local general obligation sector. We reduced the Fund’s exposure to the special tax sector.
As always, the Fund’s emphasis remains on generating both a high level of income generally exempt from federal income tax and New York state and local taxes as well as capital appreciation, consistent with moderate fluctuation of principal.
Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state’s financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of the Fund’s portfolio may be more volatile than a more geographically diversified fund. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state or local taxes. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia New York Tax-Exempt Fund | Annual Report 2017	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
May 1, 2017 — October 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,024.10	1,021.40	4.13	4.12	0.80
Class C	1,000.00	1,000.00	1,021.80	1,019.11	6.44	6.43	1.25
Class R4	1,000.00	1,000.00	1,025.40	1,022.68	2.84	2.83	0.55
Class R5	1,000.00	1,000.00	1,025.40	1,022.68	2.84	2.83	0.55
Class Y	1,000.00	1,000.00	1,025.70	1,022.93	2.58	2.58	0.50
Class Z	1,000.00	1,000.00	1,026.80	1,022.68	2.84	2.83	0.55
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Columbia New York Tax-Exempt Fund | Annual Report 2017

Portfolio of Investments
October 31, 2017
(Percentages represent value of investments compared to net assets)
Floating Rate Notes 1.1%
Issue Description	Effective Yield	Principal Amount ($)	Value ($)
Variable Rate Demand Notes 1.1%
New York City Water & Sewer System(a),(b)
Revenue Bonds
2nd General Resolution
VRDN Series 2016BB (State Street Bank and Trust Co.)
06/15/2049	0.920%	2,300,000	2,300,000
Total Floating Rate Notes (Cost $2,300,000)			2,300,000

Municipal Bonds 96.5%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Air Transportation 2.7%
New York City Industrial Development Agency(c)
Refunding Revenue Bonds
Trips Obligated Group
Senior Series 2012A AMT
07/01/2028	5.000%	2,000,000	2,154,740
New York Transportation Development Corp.(c)
Refunding Revenue Bonds
American Airlines, Inc.
Series 2016 AMT
08/01/2031	5.000%	1,500,000	1,600,560
Port Authority of New York & New Jersey
Revenue Bonds
JFK International Air Terminal
Series 2010
12/01/2042	6.000%	2,000,000	2,217,240
Total			5,972,540
Airport 1.4%
New York Transportation Development Corp.(c)
Revenue Bonds
LaGuardia Airport Terminal B Redevelopment Project
Series 2016 AMT
07/01/2046	4.000%	3,000,000	3,058,830
Charter Schools 1.3%
Build NYC Resource Corp.
Revenue Bonds
Bronx Charter School for Excellence
Series 2013
04/01/2033	5.000%	1,000,000	1,059,190
International Leadership Charter School
Series 2013
07/01/2033	5.750%	1,500,000	1,465,095
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Build NYC Resource Corp.(d)
Revenue Bonds
International Leadership Charter School
Series 2016
07/01/2046	6.250%	265,000	258,086
Total			2,782,371
Health Services 0.8%
New York State Dormitory Authority
Refunding Revenue Bonds
Icahn School of Medicine at Mount Sinai
Series 2015
07/01/2040	5.000%	1,500,000	1,675,680
Higher Education 6.9%
Build NYC Resource Corp.
Refunding Revenue Bonds
City University of New York-Queens
Series 2014A
06/01/2043	5.000%	1,000,000	1,131,360
Manhattan College Project
Series 2017
08/01/2042	4.000%	750,000	780,083
Geneva Development Corp.
Refunding Revenue Bonds
Hobart & William Smith College
Series 2012
09/01/2025	5.000%	295,000	340,253
New York State Dormitory Authority
Refunding Revenue Bonds
New School
Series 2015A
07/01/2050	5.000%	1,500,000	1,711,695
Pratt Institute
Series 2015A
07/01/2044	5.000%	1,000,000	1,102,790
Series 2016
07/01/2039	5.000%	1,000,000	1,138,460
Series 2016A
07/01/2041	5.000%	500,000	574,545
St. John’s University
Series 2015A
07/01/2037	5.000%	1,000,000	1,145,560
Teachers College
Series 2017
07/01/2033	4.000%	500,000	537,745
The New School Project
Series 2016A
07/01/2028	5.000%	500,000	599,980

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia New York Tax-Exempt Fund | Annual Report 2017	7

Portfolio of Investments  (continued)
October 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds
Consolidated City University System 5th General Resolution
Series 2008B
07/01/2027	5.000%	1,000,000	1,026,120
Manhattan Marymount College
Series 2009
07/01/2029	5.250%	1,500,000	1,571,535
St. John’s University
Series 2007C (NPFGC)
07/01/2026	5.250%	1,205,000	1,509,636
Series 2012A
07/01/2027	5.000%	240,000	273,972
State University Dormitory Facilities
Series 2011A
07/01/2031	5.000%	1,000,000	1,120,500
Niagara Area Development Corp.
Revenue Bonds
Niagara University Project
Series 2012A
05/01/2035	5.000%	500,000	551,515
Total			15,115,749
Hospital 10.8%
Buffalo & Erie County Industrial Land Development Corp.
Revenue Bonds
Catholic Health System
Series 2015
07/01/2040	5.000%	1,000,000	1,092,290
Build NYC Resource Corp.
Refunding Revenue Bonds
New York Methodist Hospital Project
Series 2014
07/01/2029	5.000%	225,000	256,347
07/01/2030	5.000%	180,000	204,019
Dutchess County Local Development Corp.
Revenue Bonds
Health Quest Systems, Inc.
Series 2016B
07/01/2041	4.000%	2,000,000	2,071,180
Series 2014A
07/01/2044	5.000%	1,000,000	1,109,110
Monroe County Industrial Development Corp.
Refunding Revenue Bonds
Rochester General Hospital
Series 2013A
12/01/2032	5.000%	1,350,000	1,489,401
Revenue Bonds
Unity Hospital-Rochester Project
Series 2010 (FHA)
08/15/2035	5.750%	2,000,000	2,272,200
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Nassau County Local Economic Assistance Corp.
Revenue Bonds
Catholic Health Services-Long Island
Series 2014
07/01/2032	5.000%	750,000	835,650
New York State Dormitory Authority
Refunding Revenue Bonds
North Shore - Long Island Jewish Obligation Group
Series 2015A
05/01/2037	5.000%	2,000,000	2,275,840
NYU Hospitals Center
Series 2014
07/01/2036	5.000%	1,000,000	1,147,920
Series 2016
07/01/2040	4.000%	1,000,000	1,045,480
Revenue Bonds
Mount Sinai Hospital
Series 2010A
07/01/2026	5.000%	2,275,000	2,492,331
Series 2011A
07/01/2041	5.000%	2,000,000	2,173,120
Unrefunded Revenue Bonds
University of Rochester
Series 2009
07/01/2039	5.125%	130,000	138,068
New York State Dormitory Authority(d)
Refunding Revenue Bonds
Orange Regional Medical Center
Series 2017
12/01/2037	5.000%	400,000	433,884
Suffolk County Economic Development Corp.
Unrefunded Revenue Bonds
Catholic Health Services
Series 2011
07/01/2028	5.000%	2,990,000	3,300,182
Westchester County Healthcare Corp.
Unrefunded Revenue Bonds
Senior Lien
Series 2010C-2
11/01/2037	6.125%	205,000	226,769
Westchester County Local Development Corp.
Refunding Revenue Bonds
Westchester Medical Center
Series 2016
11/01/2037	3.750%	1,000,000	958,860
Total			23,522,651

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia New York Tax-Exempt Fund | Annual Report 2017

Portfolio of Investments  (continued)
October 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Human Service Provider 0.5%
Dutchess County Local Development Corp.
Revenue Bonds
Anderson Center Services, Inc. Project
Series 2010
10/01/2030	6.000%	1,000,000	1,023,760
Independent Power 0.3%
Suffolk County Industrial Development Agency(c)
Revenue Bonds
Nissequogue Cogen Partners Facility
Series 1998 AMT
01/01/2023	5.500%	700,000	700,287
Local Appropriation 1.1%
New York State Dormitory Authority(e)
Revenue Bonds
Capital Appreciation-Court Facilities-Westchester
Series 1998
08/01/2019	0.000%	1,200,000	1,174,152
Suffolk County Judicial Facilities Agency
Revenue Bonds
H. Lee Dennison Building
Series 2013
11/01/2025	5.000%	1,000,000	1,151,660
Total			2,325,812
Local General Obligation 6.6%
City of New York
Subordinated Unlimited General Obligation Bonds
Series 2009I-1
04/01/2027	5.125%	1,500,000	1,582,500
Unlimited General Obligation Bonds
Series 2016B1
12/01/2032	5.000%	500,000	597,385
Series 2017B-1
10/01/2041	4.000%	1,000,000	1,060,490
Unlimited General Obligation Refunding Bonds
Fiscal 2015
Series 2014A
08/01/2031	5.000%	500,000	587,325
City of Syracuse(c)
Unlimited General Obligation Bonds
Airport Terminal Security Access Improvement
Series 2011 AMT
11/01/2036	5.000%	1,750,000	1,853,162
County of Erie
Limited General Obligation Bonds
Public Improvement
Series 2015A
09/15/2028	5.000%	275,000	327,726
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
County of Nassau
Limited General Obligation Bonds
Series 2017B
04/01/2037	5.000%	2,000,000	2,302,860
Limited General Obligation Refunding Bonds
Series 2016A
01/01/2038	5.000%	1,000,000	1,143,830
Mount Sinai Union Free School District
Unlimited General Obligation Refunding Bonds
Series 1992 (AMBAC)
02/15/2019	6.200%	1,005,000	1,070,255
New York State Dormitory Authority
Refunding Revenue Bonds
School Districts Bond Financing Program
Series 2016
10/01/2033	5.000%	560,000	655,133
Revenue Bonds
School Districts Bond Financing Program
Series 2013F
10/01/2021	5.000%	1,000,000	1,139,500
Sullivan West Central School District
Unlimited General Obligation Refunding Bonds
Series 2012
04/15/2024	5.000%	500,000	595,380
Town of Oyster Bay
Limited General Obligation Bonds
BAN Series 2016C
06/01/2018	4.000%	1,500,000	1,516,275
Total			14,431,821
Multi-Family 3.2%
Albany Capital Resource Corp.
Refunding Revenue Bonds
Empire Commons Student Housing
Series 2016
05/01/2031	5.000%	350,000	404,432
Revenue Bonds
Empire Commons Student Housing
Series 2016
05/01/2032	5.000%	400,000	464,496
Amherst Development Corp.
Refunding Revenue Bonds
University of Buffalo Student Housing
Series 2017 (AGM)
10/01/2045	5.000%	500,000	581,005
Housing Development Corp.
Revenue Bonds
Gateway Apartments
Series 2009A
09/15/2025	4.500%	165,000	172,448
Series 2009C-1
11/01/2034	5.500%	500,000	519,875

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia New York Tax-Exempt Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
October 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2009M
11/01/2045	5.150%	1,250,000	1,276,775
New York State Housing Finance Agency
Revenue Bonds
Green Bond
Series 2017H
11/01/2047	3.650%	1,360,000	1,357,049
Onondaga Civic Development Corp.
Revenue Bonds
Upstate Properties Development, Inc.
Series 2011
12/01/2041	5.250%	1,945,000	2,201,273
Total			6,977,353
Municipal Power 3.7%
Long Island Power Authority
Refunding Revenue Bonds
Series 2014A
09/01/2044	5.000%	1,000,000	1,129,900
Series 2016B
09/01/2036	5.000%	1,000,000	1,157,470
Revenue Bonds
Electric System General Purpose
Series 2015B
09/01/2026	5.000%	1,030,000	1,233,919
09/01/2045	5.000%	1,380,000	1,567,169
Series 2009A
04/01/2023	5.000%	750,000	784,208
Series 2012A
09/01/2037	5.000%	2,000,000	2,207,900
Total			8,080,566
Other Bond Issue 0.5%
New York City Trust for Cultural Resources
Refunding Revenue Bonds
Alvin Ailey Dance Foundation
Series 2016
07/01/2041	4.000%	1,075,000	1,112,388
Other Industrial Development Bond 1.3%
New York Liberty Development Corp.
Revenue Bonds
Goldman Sachs Headquarters
Series 2007
10/01/2037	5.500%	260,000	343,905
Onondaga County Industrial Development Agency(c)
Revenue Bonds
Bristol-Meyers Squibb Co. Project
Series 1994 AMT
03/01/2024	5.750%	2,000,000	2,386,060
Total			2,729,965
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Other Revenue 1.0%
Brooklyn Arena Local Development Corp.
Refunding Revenue Bonds
Barclays Center Project
Series 2016A
07/15/2042	5.000%	2,000,000	2,232,520
Pool / Bond Bank 1.0%
New York State Dormitory Authority
Unrefunded Revenue Bonds
School Districts Bond Financing Program
Series 2009 (AGM)
10/01/2036	5.125%	15,000	16,072
New York State Environmental Facilities Corp.
Revenue Bonds
Series 2009A
06/15/2034	5.000%	2,000,000	2,120,180
Total			2,136,252
Ports 5.6%
Port Authority of New York & New Jersey(c)
Refunding Revenue Bonds
193rd Series 2015 AMT
10/15/2035	5.000%	3,135,000	3,609,169
195th Series 2016 AMT
04/01/2036	5.000%	2,000,000	2,307,400
Consolidated 186th
Series 2014 AMT
10/15/2044	5.000%	1,000,000	1,126,660
Port Authority of New York & New Jersey
Revenue Bonds
Consolidated 85th
Series 1993
03/01/2028	5.375%	2,000,000	2,447,580
Consolidated 93rd
Series 1994
06/01/2094	6.125%	2,250,000	2,797,605
Total			12,288,414
Prep School 1.3%
Build NYC Resource Corp.
Refunding Revenue Bonds
Series 2015
06/01/2033	5.000%	500,000	575,755
06/01/2035	5.000%	700,000	800,912
New York State Dormitory Authority
Revenue Bonds
Convent-Sacred Heart
Series 2011 (AGM)
11/01/2035	5.625%	750,000	850,357

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia New York Tax-Exempt Fund | Annual Report 2017

Portfolio of Investments  (continued)
October 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Rensselaer County Industrial Development Agency
Refunding Revenue Bonds
Emma Willard School Project
Series 2015A
01/01/2036	5.000%	500,000	574,085
Total			2,801,109
Recreation 2.4%
Build NYC Resource Corp.
Refunding Revenue Bonds
YMCA of Greater New York Project
Series 2015
08/01/2040	5.000%	900,000	1,014,948
Revenue Bonds
YMCA of Greater New York Project
Series 2012
08/01/2032	5.000%	500,000	549,025
New York City Industrial Development Agency
Revenue Bonds
Pilot-Queens Baseball Stadium
Series 2006 (AMBAC)
01/01/2024	5.000%	500,000	501,515
Pilot-Yankee Stadium
Series 2009 (AGM)
03/01/2049	7.000%	250,000	268,592
New York City Trust for Cultural Resources
Refunding Revenue Bonds
American Museum of Natural History
Series 2014S
07/01/2041	5.000%	2,000,000	2,245,040
Museum of Modern Art
Series 2016S
04/01/2031	4.000%	500,000	560,860
Total			5,139,980
Refunded / Escrowed 12.4%
Albany Industrial Development Agency
Prerefunded 11/15/17 Revenue Bonds
St. Peters Hospital Project
Series 2008A
11/15/2027	5.250%	1,000,000	1,001,550
Long Island Power Authority
Prerefunded 05/01/19 Revenue Bonds
Series 2008A
05/01/2033	6.000%	1,000,000	1,072,560
Metropolitan Transportation Authority
Prerefunded 11/15/18 Revenue Bonds
Series 2009A
11/15/2026	5.300%	700,000	730,576
Prerefunded 11/15/19 Revenue Bonds
Series 2009B
11/15/2034	5.000%	1,000,000	1,077,470
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Nassau County Industrial Development Agency
Prerefunded 05/01/20 Revenue Bonds
New York Institute of Technology Project
Series 2000A
03/01/2026	4.750%	1,210,000	1,308,119
Nassau County Interim Finance Authority
Prerefunded 05/15/19 Revenue Bonds
Sales Tax Secured
Series 2009
11/15/2024	5.000%	235,000	248,921
New York City Trust for Cultural Resources
Revenue Bonds
Lincoln Center
Escrowed to Maturity Series 2008C
12/01/2018	5.250%	750,000	783,750
New York City Water & Sewer System
Prerefunded 06/15/18 Revenue Bonds
Fiscal 2009
Series 2008A
06/15/2040	5.750%	230,000	236,698
New York State Dormitory Authority
Prerefunded 03/01/19 Revenue Bonds
Teacher’s College
Series 2009
03/01/2039	5.500%	500,000	529,040
Prerefunded 03/15/19 Revenue Bonds
Education
Series 2008B
03/15/2036	5.750%	500,000	531,580
Series 2009A
03/15/2028	5.000%	1,545,000	1,626,870
Prerefunded 05/01/19 Revenue Bonds
North Shore-Long Island Jewish Obligation Group
Series 2009A
05/01/2037	5.500%	2,000,000	2,130,320
Prerefunded 07/01/18 Revenue Bonds
Rochester Institute of Technology
Series 2008A
07/01/2033	6.000%	1,000,000	1,032,780
Prerefunded 07/01/19 Revenue Bonds
Mount Sinai School of Medicine
Series 2009
07/01/2039	5.125%	1,000,000	1,064,970
Pratt Institute
Series 2009C (AGM)
07/01/2039	5.125%	1,000,000	1,064,970
University of Rochester
Series 2009
07/01/2039	5.125%	870,000	926,524

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia New York Tax-Exempt Fund | Annual Report 2017	11

Portfolio of Investments  (continued)
October 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Prerefunded 07/01/20 Revenue Bonds
New York University Hospital Center
Series 2011A
07/01/2031	5.750%	800,000	894,016
The New School
Series 2010
07/01/2040	5.500%	1,500,000	1,666,485
Prerefunded 10/01/19 Revenue Bonds
School Districts Bond Financing Program
Series 2009 (AGM)
10/01/2036	5.125%	985,000	1,060,264
Prerefunded 12/01/18 Revenue Bonds
Orange Regional Medical Center
Series 2008
12/01/2029	6.125%	900,000	948,438
New York State Thruway Authority Highway & Bridge Trust Fund
Prerefunded 04/01/19 Revenue Bonds
Series 2009A-1
04/01/2029	5.000%	1,000,000	1,054,560
Onondaga Civic Development Corp.
Prerefunded 07/01/19 Revenue Bonds
St. Joseph’s Hospital Health Center Project
Series 2014
07/01/2031	5.125%	1,000,000	1,065,820
Saratoga County Industrial Development Agency
Prerefunded 12/01/17 Revenue Bonds
Saratoga Hospital Project
Series 2007B
12/01/2032	5.250%	500,000	501,745
Suffolk County Economic Development Corp.
Prerefunded 07/01/21 Revenue Bonds
Catholic Health Services
Series 2011
07/01/2028	5.000%	510,000	576,315
Triborough Bridge & Tunnel Authority
Prerefunded 01/01/22 Revenue Bonds
General Purpose
Series 1999B
01/01/2030	5.500%	1,800,000	2,065,788
Westchester County Healthcare Corp.
Prerefunded 11/01/20 Revenue Bonds
Senior Lien
Series 2010C
11/01/2037	6.125%	1,645,000	1,879,149
Total			27,079,278
Resource Recovery 0.9%
Build NYC Resource Corp.(c),(d)
Refunding Revenue Bonds
Pratt Paper, Inc. Project
Series 2014 AMT
01/01/2035	5.000%	750,000	804,000
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Jefferson County Industrial Development Agency(c)
Revenue Bonds
Green Bonds
Series 2014 AMT
01/01/2024	5.250%	1,280,000	1,206,490
Total			2,010,490
Retirement Communities 3.6%
Brookhaven Local Development Corp.
Refunding Revenue Bonds
Jeffersons Ferry Project
Series 2016
11/01/2036	5.250%	750,000	852,413
New York State Dormitory Authority
Revenue Bonds
Miriam Osborn Memorial Home Association
Series 2012
07/01/2029	5.000%	1,000,000	1,044,300
Suffolk County Economic Development Corp.
Refunding Revenue Bonds
Peconic Landing Southold
Series 2010
12/01/2040	6.000%	1,225,000	1,335,728
Tompkins County Development Corp.
Refunding Revenue Bonds
Kendal at Ithaca, Inc. Project
Series 2014
07/01/2044	5.000%	1,800,000	1,906,452
Ulster County Capital Resource Corp.(d),(e)
Refunding Revenue Bonds
Alliance Senior Living Co.
Series 2014A
09/15/2044	0.000%	1,100,000	1,005,092
Ulster County Industrial Development Agency
Revenue Bonds
Series 2007A
09/15/2042	6.000%	1,750,000	1,738,677
Total			7,882,662
Sales Tax 0.0%
Nassau County Interim Finance Authority
Unrefunded Revenue Bonds
Sales Tax Secured
Series 2009
11/15/2024	5.000%	15,000	15,863
Single Family 0.9%
State of New York Mortgage Agency
Refunding Revenue Bonds
Series 2016-195
10/01/2046	4.000%	1,810,000	1,958,999

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia New York Tax-Exempt Fund | Annual Report 2017

Portfolio of Investments  (continued)
October 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Special Non Property Tax 2.8%
Metropolitan Transportation Authority(e)
Refunding Revenue Bonds
Series 2012A
11/15/2032	0.000%	2,500,000	1,597,675
New York City Transitional Finance Authority
Refunded Revenue Bonds
Future Tax Secured
Subordinated Series 2012B
11/01/2030	5.000%	500,000	581,335
New York City Transitional Finance Authority Building Aid
Revenue Bonds
Fiscal 2009
Series 2009S-3
01/15/2022	5.000%	1,000,000	1,046,460
Series 2009S-5
01/15/2032	5.000%	1,000,000	1,043,140
New York Convention Center Development Corp.
Refunding Revenue Bonds
Hotel Unit Fee Secured
Series 2015
11/15/2045	5.000%	1,500,000	1,716,255
Total			5,984,865
Special Property Tax 1.8%
Glen Cove Local Economic Assistance Corp.
Refunding Revenue Bonds
Garview Point Public Improvement Project
Series 2016
01/01/2056	5.000%	1,000,000	1,018,340
Hudson Yards Infrastructure Corp.
Refunding Revenue Bonds
Series 2017A
02/15/2042	5.000%	2,500,000	2,917,950
Total			3,936,290
State Appropriated 1.5%
Erie County Industrial Development Agency (The)
Revenue Bonds
School District of Buffalo Project
Series 2011A
05/01/2032	5.250%	1,000,000	1,122,940
New York State Dormitory Authority
Revenue Bonds
Consolidated City University System 2nd Generation
Series 1993A
07/01/2020	6.000%	2,000,000	2,197,300
Total			3,320,240
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Student Loan 0.0%
State of New York Mortgage Agency
Revenue Bonds
New York State Higher Education Finance
Series 2009
11/01/2026	4.750%	75,000	77,836
Tobacco 2.4%
Chautauqua Tobacco Asset Securitization Corp.
Refunding Revenue Bonds
Series 2014
06/01/2034	5.000%	1,000,000	1,054,360
New York Counties Tobacco Trust VI
Refunding Revenue Bonds
Tobacco Settlement Pass-Through
Series 2016
06/01/2051	5.000%	2,000,000	2,063,280
TSASC, Inc.
Refunding Revenue Bonds
Series 2017A
06/01/2041	5.000%	2,000,000	2,204,680
Total			5,322,320
Transportation 7.3%
Metropolitan Transportation Authority
Refunding Revenue Bonds
Series 2015F
11/15/2033	5.000%	2,500,000	2,948,450
Revenue Bonds
Green Bonds
Series 2016A-1
11/15/2041	5.000%	1,000,000	1,143,950
Series 2005B (AMBAC)
11/15/2023	5.250%	1,250,000	1,504,338
Series 2011D
11/15/2036	5.000%	1,000,000	1,126,940
Series 2012E
11/15/2031	5.000%	2,000,000	2,297,440
Transportation
Series 2010D
11/15/2034	5.000%	1,350,000	1,488,024
Series 2014B
11/15/2044	5.000%	2,000,000	2,284,220
Series 2015B
11/15/2040	5.000%	1,675,000	1,926,233
Transportation Program
Subordinated Series 2015A-1
11/15/2045	5.000%	1,000,000	1,142,690
Total			15,862,285

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia New York Tax-Exempt Fund | Annual Report 2017	13

Portfolio of Investments  (continued)
October 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Turnpike / Bridge / Toll Road 6.2%
New York State Thruway Authority
Revenue Bonds
General
Series 2012I
01/01/2032	5.000%	2,000,000	2,253,880
Junior Lien
Series 2016A
01/01/2037	4.000%	4,165,000	4,335,640
Series 2014J
01/01/2041	5.000%	3,000,000	3,349,560
Triborough Bridge & Tunnel Authority
Refunding Revenue Bonds
General Purpose
Series 2016A
11/15/2041	5.000%	3,000,000	3,505,440
Total			13,444,520
Water & Sewer 4.3%
New York City Water & Sewer System
Refunding Revenue Bonds
2nd General Resolution
Series 2016
06/15/2033	4.000%	1,570,000	1,723,310
Series 2011AA
06/15/2044	5.000%	1,000,000	1,113,860
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds
Series 2008CC
06/15/2034	5.000%	3,500,000	3,587,535
Series 2009EE
06/15/2040	5.250%	500,000	531,290
Unrefunded Revenue Bonds
Fiscal 2009
Series 2008A
06/15/2040	5.750%	770,000	792,084
Niagara Falls Public Water Authority
Revenue Bonds
Series 2013A
07/15/2029	5.000%	1,000,000	1,141,780
Rensselaer County Water Service & Sewer Authority
Revenue Bonds
Water Service
Series 2008
09/01/2038	5.250%	535,000	544,780
Total			9,434,639
Total Municipal Bonds (Cost $199,441,520)			210,438,335

Total Investments (Cost: $201,741,520)	212,738,335
Other Assets & Liabilities, Net	5,212,518
Net Assets	217,950,853

Notes to Portfolio of Investments
(a)	The Fund is entitled to receive principal and interest from the guarantor after a day or a week’s notice or upon maturity. The maturity date disclosed represents the final maturity.
(b)	Represents a variable rate demand note where the coupon rate adjusts on specified dates (generally daily or weekly) using the prevailing money market rate.
(c)	Income from this security may be subject to alternative minimum tax.
(d)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At October 31, 2017, the value of these securities amounted to $2,501,062, which represents 1.15% of net assets.
(e)	Zero coupon bond.
Abbreviation Legend
AGM	Assured Guaranty Municipal Corporation
AMBAC	Ambac Assurance Corporation
AMT	Alternative Minimum Tax
BAN	Bond Anticipation Note
FHA	Federal Housing Authority
NPFGC	National Public Finance Guarantee Corporation
VRDN	Variable Rate Demand Note
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia New York Tax-Exempt Fund | Annual Report 2017

Portfolio of Investments  (continued)
October 31, 2017
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
•	Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at October 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Total ($)
Investments
Floating Rate Notes	—	2,300,000	—	2,300,000
Municipal Bonds	—	210,438,335	—	210,438,335
Total Investments	—	212,738,335	—	212,738,335
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia New York Tax-Exempt Fund | Annual Report 2017	15

Statement of Assets and Liabilities
October 31, 2017
Assets
Investments in unaffiliated issuers, at cost	$201,741,520
Investments in unaffiliated issuers, at value	212,738,335
Cash	3,017,098
Receivable for:
Capital shares sold	720,602
Interest	3,118,160
Expense reimbursement due from Investment Manager	14
Prepaid expenses	1,197
Trustees’ deferred compensation plan	48,555
Total assets	219,643,961
Liabilities
Payable for:
Capital shares purchased	1,008,713
Distributions to shareholders	578,956
Management services fees	2,811
Distribution and/or service fees	1,466
Transfer agent fees	9,357
Compensation of board members	139
Compensation of chief compliance officer	8
Other expenses	43,103
Trustees’ deferred compensation plan	48,555
Total liabilities	1,693,108
Net assets applicable to outstanding capital stock	$217,950,853
Represented by
Paid in capital	206,233,491
Undistributed net investment income	650,454
Accumulated net realized gain	70,093
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	10,996,815
Total - representing net assets applicable to outstanding capital stock	$217,950,853
Class A
Net assets	$134,601,553
Shares outstanding	18,058,620
Net asset value per share	$7.45
Maximum offering price per share(a)	$7.68
Class C
Net assets	$27,971,984
Shares outstanding	3,754,664
Net asset value per share	$7.45
Class R4
Net assets	$2,518,084
Shares outstanding	338,357
Net asset value per share	$7.44
Class R5
Net assets	$6,497,482
Shares outstanding	874,592
Net asset value per share	$7.43
Class Y
Net assets	$105,061
Shares outstanding	14,104
Net asset value per share	$7.45
Class Z
Net assets	$46,256,689
Shares outstanding	6,210,621
Net asset value per share	$7.45

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia New York Tax-Exempt Fund | Annual Report 2017

Statement of Assets and Liabilities  (continued)
October 31, 2017
(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.00% for Class A shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia New York Tax-Exempt Fund | Annual Report 2017	17

Statement of Operations
Year Ended October 31, 2017
Net investment income
Income:
Interest	$8,776,264
Total income	8,776,264
Expenses:
Management services fees	1,028,510
Distribution and/or service fees
Class A	370,617
Class B(a)	981
Class C	290,216
Transfer agent fees
Class A	106,303
Class B(a)	73
Class C	20,775
Class R4	679
Class R5	2,112
Class Y(b)	3
Class Z	26,276
Compensation of board members	22,493
Custodian fees	2,804
Printing and postage fees	22,554
Registration fees	24,222
Audit fees	32,488
Legal fees	6,243
Compensation of chief compliance officer	96
Other	18,250
Total expenses	1,975,695
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(122,135)
Fees waived by distributor
Class C	(87,092)
Fees waived by transfer agent
Class R5	(443)
Class Y(b)	(3)
Expense reduction	(160)
Total net expenses	1,765,862
Net investment income	7,010,402
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	409,274
Net realized gain	409,274
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(4,506,392)
Net change in unrealized appreciation (depreciation)	(4,506,392)
Net realized and unrealized loss	(4,097,118)
Net increase in net assets resulting from operations	$2,913,284

(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Class Y shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia New York Tax-Exempt Fund | Annual Report 2017

Statement of Changes in Net Assets
	Year Ended October 31, 2017 (a)	Year Ended October 31, 2016
Operations
Net investment income	$7,010,402	$6,767,469
Net realized gain	409,274	197,700
Net change in unrealized appreciation (depreciation)	(4,506,392)	1,626,192
Net increase in net assets resulting from operations	2,913,284	8,591,361
Distributions to shareholders
Net investment income
Class A	(4,691,145)	(5,224,520)
Class B(b)	(2,379)	(5,046)
Class C	(788,155)	(669,262)
Class R4	(34,265)	(4,119)
Class R5	(120,187)	(3,456)
Class Y	(513)	—
Class Z	(1,264,946)	(736,314)
Net realized gains
Class A	(235,506)	(373,161)
Class B(b)	(199)	(655)
Class C	(39,875)	(48,551)
Class R4	(445)	(102)
Class R5	(520)	(26)
Class Z	(32,751)	(43,669)
Total distributions to shareholders	(7,210,886)	(7,108,881)
Increase (decrease) in net assets from capital stock activity	(14,179,137)	51,199,867
Total increase (decrease) in net assets	(18,476,739)	52,682,347
Net assets at beginning of year	236,427,592	183,745,245
Net assets at end of year	$217,950,853	$236,427,592
Undistributed net investment income	$650,454	$541,642

(a)	Class Y shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
(b)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia New York Tax-Exempt Fund | Annual Report 2017	19

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	October 31, 2017 (a)		October 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A(b)
Subscriptions (c)	1,941,575	14,363,560	5,795,791	44,303,703
Distributions reinvested	575,053	4,248,591	620,952	4,738,843
Redemptions	(8,123,570)	(59,661,667)	(2,362,101)	(18,062,839)
Net increase (decrease)	(5,606,942)	(41,049,516)	4,054,642	30,979,707
Class B(b)
Subscriptions	163	1,201	241	1,839
Distributions reinvested	19	138	285	2,169
Redemptions (c)	(20,124)	(150,052)	(20,395)	(153,891)
Net decrease	(19,942)	(148,713)	(19,869)	(149,883)
Class C
Subscriptions	674,249	4,974,906	1,672,997	12,783,341
Distributions reinvested	87,453	646,379	69,162	528,007
Redemptions	(1,011,697)	(7,491,898)	(292,720)	(2,230,912)
Net increase (decrease)	(249,995)	(1,870,613)	1,449,439	11,080,436
Class R4
Subscriptions	310,382	2,307,386	32,428	250,650
Distributions reinvested	4,626	34,345	501	3,837
Redemptions	(15,037)	(110,379)	—	—
Net increase	299,971	2,231,352	32,929	254,487
Class R5
Subscriptions	887,417	6,541,450	49,897	385,310
Distributions reinvested	16,199	120,343	405	3,095
Redemptions	(80,710)	(600,842)	—	—
Net increase	822,906	6,060,951	50,302	388,405
Class Y
Subscriptions	14,974	111,587	—	—
Distributions reinvested	38	279	—	—
Redemptions	(908)	(6,772)	—	—
Net increase	14,104	105,094	—	—
Class Z
Subscriptions	4,017,550	29,462,507	1,370,822	10,481,242
Distributions reinvested	119,342	883,974	58,794	449,662
Redemptions	(1,335,606)	(9,854,173)	(299,596)	(2,284,189)
Net increase	2,801,286	20,492,308	1,130,020	8,646,715
Total net increase (decrease)	(1,938,612)	(14,179,137)	6,697,463	51,199,867

(a)	Class Y shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
(b)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(c)	Includes conversions of Class B shares to Class A shares, if any.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia New York Tax-Exempt Fund | Annual Report 2017

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Columbia New York Tax-Exempt Fund | Annual Report 2017	21

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
10/31/2017	$7.58	0.24	(0.13)	0.11	(0.23)	(0.01)
10/31/2016	$7.50	0.24	0.10	0.34	(0.24)	(0.02)
10/31/2015	$7.51	0.27	(0.01)	0.26	(0.27)	—
10/31/2014	$7.21	0.27	0.35	0.62	(0.27)	(0.05)
10/31/2013	$7.76	0.27	(0.51)	(0.24)	(0.27)	(0.04)
Class C
10/31/2017	$7.58	0.20	(0.12)	0.08	(0.20)	(0.01)
10/31/2016	$7.50	0.21	0.09	0.30	(0.20)	(0.02)
10/31/2015	$7.51	0.24	(0.02)	0.22	(0.23)	—
10/31/2014	$7.21	0.24	0.35	0.59	(0.24)	(0.05)
10/31/2013	$7.76	0.23	(0.51)	(0.28)	(0.23)	(0.04)
Class R4
10/31/2017	$7.57	0.26	(0.13)	0.13	(0.25)	(0.01)
10/31/2016	$7.49	0.25	0.11	0.36	(0.26)	(0.02)
10/31/2015	$7.50	0.29	(0.02)	0.27	(0.28)	—
10/31/2014	$7.20	0.29	0.35	0.64	(0.29)	(0.05)
10/31/2013 (d)	$7.63	0.18	(0.43)	(0.25)	(0.18)	—
Class R5
10/31/2017	$7.55	0.26	(0.12)	0.14	(0.25)	(0.01)
10/31/2016	$7.48	0.25	0.10	0.35	(0.26)	(0.02)
10/31/2015	$7.49	0.29	(0.01)	0.28	(0.29)	—
10/31/2014	$7.20	0.29	0.34	0.63	(0.29)	(0.05)
10/31/2013 (f)	$7.79	0.28	(0.55)	(0.27)	(0.28)	(0.04)
Class Y
10/31/2017 (g)	$7.33	0.17	0.12 (h)	0.29	(0.17)	—
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia New York Tax-Exempt Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.24)	$7.45	1.59%	0.85%	0.79% (c)	3.21%	7%	$134,602
(0.26)	$7.58	4.53%	0.91%	0.80% (c)	3.17%	9%	$179,419
(0.27)	$7.50	3.46%	0.92%	0.78% (c)	3.60%	11%	$147,143
(0.32)	$7.51	8.80%	0.92%	0.78% (c)	3.73%	11%	$147,024
(0.31)	$7.21	(3.20%)	0.91%	0.78% (c)	3.57%	15%	$145,384

(0.21)	$7.45	1.13%	1.60%	1.24% (c)	2.76%	7%	$27,972
(0.22)	$7.58	4.07%	1.66%	1.25% (c)	2.69%	9%	$30,350
(0.23)	$7.50	3.00%	1.67%	1.23% (c)	3.15%	11%	$19,165
(0.29)	$7.51	8.32%	1.66%	1.23% (c)	3.28%	11%	$16,578
(0.27)	$7.21	(3.64%)	1.66%	1.23% (c)	3.12%	15%	$16,254

(0.26)	$7.44	1.84%	0.59%	0.55% (c)	3.46%	7%	$2,518
(0.28)	$7.57	4.80%	0.66%	0.56% (c)	3.32%	9%	$291
(0.28)	$7.49	3.72%	0.67%	0.53% (c)	3.86%	11%	$41
(0.34)	$7.50	9.09%	0.65%	0.53% (c)	3.95%	11%	$10
(0.18)	$7.20	(3.35%)	0.69% (e)	0.53% (c),(e)	3.88% (e)	15%	$2

(0.26)	$7.43	1.98%	0.59%	0.54%	3.46%	7%	$6,497
(0.28)	$7.55	4.71%	0.60%	0.51%	3.33%	9%	$390
(0.29)	$7.48	3.76%	0.58%	0.49%	3.89%	11%	$10
(0.34)	$7.49	8.98%	0.62%	0.49%	4.13%	11%	$10
(0.32)	$7.20	(3.52%)	0.62% (e)	0.50% (e)	3.85% (e)	15%	$2

(0.17)	$7.45	4.00%	0.54% (e)	0.50% (e)	3.62% (e)	7%	$105
Columbia New York Tax-Exempt Fund | Annual Report 2017	23

Financial Highlights  (continued)
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class Z
10/31/2017	$7.58	0.26	(0.13)	0.13	(0.25)	(0.01)
10/31/2016	$7.50	0.26	0.10	0.36	(0.26)	(0.02)
10/31/2015	$7.51	0.29	(0.02)	0.27	(0.28)	—
10/31/2014	$7.21	0.29	0.35	0.64	(0.29)	(0.05)
10/31/2013	$7.76	0.29	(0.51)	(0.22)	(0.29)	(0.04)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Class R4 shares commenced operations on March 19, 2013. Per share data and total return reflect activity from that date.
(e)	Annualized.
(f)	Class R5 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
(g)	Class Y shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(h)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia New York Tax-Exempt Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.26)	$7.45	1.84%	0.60%	0.55% (c)	3.48%	7%	$46,257
(0.28)	$7.58	4.79%	0.66%	0.55% (c)	3.40%	9%	$25,827
(0.28)	$7.50	3.72%	0.67%	0.53% (c)	3.85%	11%	$17,088
(0.34)	$7.51	9.07%	0.67%	0.53% (c)	3.98%	11%	$13,961
(0.33)	$7.21	(2.96%)	0.65%	0.53% (c)	3.86%	15%	$7,791
Columbia New York Tax-Exempt Fund | Annual Report 2017	25

Notes to Financial Statements
October 31, 2017
Note 1. Organization
Columbia New York Tax-Exempt Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased without an initial sales charge are subject to a contingent deferred sales charge (CDSC) of 0.75% on certain investments of $500,000 or more if redeemed within 12 months after purchase.
Class B shares of the Fund are no longer offered for sale. When available, Class B shares were subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Effective July 17, 2017, Class B shares were automatically converted to Class A shares without a CDSC. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class B shares was redeemed without a CDSC.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus. Effective November 1, 2017, Class R4 shares were renamed Advisor Class shares.
Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus. Effective November 1, 2017, Class R5 shares were renamed Institutional 2 Class shares.
Class Y shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Class Y shares commenced operations on March 1, 2017. Effective November 1, 2017, Class Y shares were renamed Institutional 3 Class shares.
Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus. Effective November 1, 2017, Class Z shares were renamed Institutional Class shares.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
26	Columbia New York Tax-Exempt Fund | Annual Report 2017

Notes to Financial Statements  (continued)
October 31, 2017
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its net tax-exempt and investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Columbia New York Tax-Exempt Fund | Annual Report 2017	27

Notes to Financial Statements  (continued)
October 31, 2017
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.47% to 0.31% as the Fund’s net assets increase. The effective management services fee rate for the year ended October 31, 2017 was 0.47% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
28	Columbia New York Tax-Exempt Fund | Annual Report 2017

Notes to Financial Statements  (continued)
October 31, 2017
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective August 1, 2017, total transfer agency fees for Class R5 and Class Y shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. From January 1, 2017 to July 31, 2017, these limitations were 0.075% for Class R5 shares and 0.025% for Class Y shares. Prior to January 1, 2017, the limitation was 0.05% for Class R5 shares. In addition, effective March 1, 2017 through February 28, 2018, Class R5 shares are subject to a contractual transfer agency fee annual limitation of not more than 0.05% and Class Y shares are subject to a contractual transfer agency fee annual limitation of not more than 0.00% of the average daily net assets attributable to each share class.
For the year ended October 31, 2017, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.07
Class B	0.06 (a),(b)
Class C	0.07
Class R4	0.07
Class R5	0.05
Class Y	0.00 (c)
Class Z	0.07

(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Unannualized.
(c)	Annualized.
The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds’ former transfer agent.
The lease and the Guaranty expire in January 2019. At October 31, 2017, the Fund’s total potential future obligation over the life of the Guaranty is $17,684. The liability remaining at October 31, 2017 for non-recurring charges associated with the lease amounted to $7,654 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2017, these minimum account balance fees reduced total expenses of the Fund by $160.
Columbia New York Tax-Exempt Fund | Annual Report 2017	29

Notes to Financial Statements  (continued)
October 31, 2017
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% of the average daily net assets attributable to Class B and Class C shares of the Fund. As a result of all Class B shares of the Fund being redeemed or converted to Class A shares, August 4, 2017 was the last day the Fund paid a service fee or distribution fee for Class B shares.
The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the distribution fee does not exceed 0.45% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended October 31, 2017, if any, are listed below:
Amount ($)
Class A	62,246
Class C	4,944
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	March 1, 2017 through February 28, 2018	Prior to March 1, 2017
Class A	0.80%	0.81%
Class C	1.55	1.56
Class R4	0.55	0.56
Class R5	0.55	0.51
Class Y	0.50	—
Class Z	0.55	0.56
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level
30	Columbia New York Tax-Exempt Fund | Annual Report 2017

Notes to Financial Statements  (continued)
October 31, 2017
expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes, but the Fund’s net operating expenses shall not exceed the contractual annual rates listed in the table above. This arrangement may be revised or discontinued at any time. Reflected in the contractual cap commitment, effective March 1, 2017 through February 28, 2018, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.05% for Class R5 and 0.00% for Class Y of the average daily net assets attributable to each share class, unless sooner terminated at the sole discretion of the Board of Trustees. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods. Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At October 31, 2017, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, tax straddles, trustees’ deferred compensation, distributions and principal and/or interest from fixed income securities. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
The Fund did not have any permanent differences; therefore, no reclassifications were made to the Statement of Assets and Liabilities.
The tax character of distributions paid during the years indicated was as follows:
Year Ended October 31, 2017				Year Ended October 31, 2016
Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)
26,506	6,875,084	309,296	7,210,886	11,970	6,630,747	466,164	7,108,881
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At October 31, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed tax- exempt income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	692,391	371,159	—	11,281,323
At October 31, 2017, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
201,457,012	12,168,173	(886,850)	11,281,323
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Columbia New York Tax-Exempt Fund | Annual Report 2017	31

Notes to Financial Statements  (continued)
October 31, 2017
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $14,333,845 and $23,255,476, respectively, for the year ended October 31, 2017. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended October 31, 2017.
Note 7. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Geographic concentration risk
Because the Fund invests substantially in municipal securities issued by the state identified in the Fund’s name and political sub-divisions of that state, the Fund will be particularly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes impacting the state’s financial, economic or other condition and prospects. In addition, because of the relatively small number of issuers of tax-exempt securities in the state, the Fund may invest a higher percentage of assets in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of municipal and other securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
32	Columbia New York Tax-Exempt Fund | Annual Report 2017

Notes to Financial Statements  (continued)
October 31, 2017
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.
Shareholder concentration risk
At October 31, 2017, one unaffiliated shareholder of record owned 10.3% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 30.3% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 8. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 9. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia New York Tax-Exempt Fund | Annual Report 2017	33

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia New York Tax-Exempt Fund
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia New York Tax-Exempt Fund (the “Fund”, a series of Columbia Funds Series Trust I) as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Minneapolis, MN
December 21, 2017
34	Columbia New York Tax-Exempt Fund | Annual Report 2017

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended October 31, 2017. Shareholders will be notified in early 2018 of the amounts for use in preparing 2017 income tax returns.
Capital gain dividend	Exempt- interest dividends
$410,817	99.62%
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Exempt-interest dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.
Columbia New York Tax-Exempt Fund | Annual Report 2017	35

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) since September 2007	66	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	66	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	66	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	66	Director, CSX Corporation; Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
36	Columbia New York Tax-Exempt Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Charles R. Nelson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	66	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	66	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	66	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	66	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
Columbia New York Tax-Exempt Fund | Annual Report 2017	37

TRUSTEES AND OFFICERS  (continued)
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	66	Board of Governors, Gateway Healthcare since January 2016; Trustee, New Century Portfolios since March 2015; and Director, The Autism Project since March 2015
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Partners (investment consulting services to institutions) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	66	Healthcare Services for Children with Special Needs
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	189	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, contacting your financial intermediary or visiting
investor.columbiathreadneedleus.com.
38	Columbia New York Tax-Exempt Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia New York Tax-Exempt Fund | Annual Report 2017	39

Board Consideration and Approval of Management
Agreement
On June 14, 2017, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia New York Tax-Exempt Fund (the Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager and others before determining to approve the continuation of the Management Agreement.
In connection with their deliberations regarding the continuation of the Management Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 27, 2017, April 26, 2017 and June 13, 2017 and at Board meetings held on March 28, 2017 and June 14, 2017. In addition, the Board considers matters bearing on the Management Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 13, 2017, the Committee recommended that the Board approve the continuation of the Management Agreement. On June 14, 2017, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement for the Fund.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement for the Fund included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through February 28, 2018 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Management Agreement;
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution, transfer agency and shareholder services to the Fund;
•	Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
40	Columbia New York Tax-Exempt Fund | Annual Report 2017

Board Consideration and Approval of Management
Agreement  (continued)
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager’s compliance system by the Fund’s Chief Compliance Officer; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the Management Agreement
The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency and shareholder services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager’s experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the independent third-party data provider, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons. Although the Fund’s performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Management Agreement. Those factors included one or more of the following: (i) that the Fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund’s investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund’s investment strategy; (iii) that the Fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund’s investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.
The Committee and the Board noted that, through December 31, 2016, the Fund’s performance was in the fifty-sixth, forty-ninth and thirty-second percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.
The Committee and the Board also considered the Investment Manager’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to warrant the continuation of the Management Agreement.
Columbia New York Tax-Exempt Fund | Annual Report 2017	41

Board Consideration and Approval of Management
Agreement  (continued)
Investment management fee rates and other expenses
The Committee and the Board considered the management fees charged to the Fund under the Management Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund’s total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent third-party data provider and the independent fee consultant. The Committee and the Board noted that, as of December 31, 2016, the Fund’s actual management fee and net total expense ratio are ranked in the first and third quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services it provides to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund, in light of other considerations, warranted the continuation of the Management Agreement.
Costs of services provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund.
The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2016 to profitability levels realized in 2015. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.
42	Columbia New York Tax-Exempt Fund | Annual Report 2017

Board Consideration and Approval of Management
Agreement  (continued)
In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement.
Other benefits to the Investment Manager
The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide distribution, transfer agency and shareholder services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement.
Columbia New York Tax-Exempt Fund | Annual Report 2017	43

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
44	| Annual Report 2017

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia New York Tax-Exempt Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2017 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN205_10_G01_(12/17)

Annual Report
October 31, 2017
Columbia AMT-Free New York Intermediate Muni Bond Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The current outlook for financial markets is clouded by two primary concerns: the high valuation of equities and the direction of interest rates. Following the U.S. presidential election, U.S. equities rallied based on the assumption that the new administration’s policies would stimulate growth quickly. Unfortunately it’s unclear whether those measures will get passed, much less passed quickly. In fixed income, uncertainty stems from the possibility that interest rates won’t rise as rapidly as expected if the administration’s proposed growth policies are not implemented.
Given this uncertainty, investors value a consistent approach more than ever. Investors want strong, repeatable risk-adjusted returns. Consistency — not surprises. As a leading global asset manager, we believe our consistent, collaborative investment approach enables us to deliver the dependable experience your portfolio demands. So, how do we strive to deliver a consistent investment experience?
Better insights
Your portfolio benefits from the investment insights uncovered by our talented investment teams around the world.
Better decisions
Our collaborative, interactive environment enables our investment teams to construct portfolios that take advantage of the best investment ideas.
Better outcomes
We aim to deliver a consistent experience, which means fewer surprises, dependable insights, and products designed to do the thing you want.
Whether you’re trying to save money to help your children go to college or for your own retirement, it’s the consistency of the return that is most essential. People who chase higher returns are usually also the first to sell when that investment goes through a bad patch. We try to combat this behavioral tendency by offering strategies that aim for a more consistent return. Our goal is for investors to panic less during periods of volatility, which can have a significant effect on their long-term results.
Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets can do what matters most to them: build a nest egg, leave a legacy, and live confidently — now and throughout retirement. It’s why our talented professionals around the world work together to uncover uncommon opportunities and why our process encourages challenge and debate around our most compelling ideas to ensure better informed investment decisions, which hopefully lead to better outcomes for you.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2017 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia AMT-Free New York Intermediate Muni Bond Fund   |  Annual Report 2017

Columbia AMT-Free New York Intermediate Muni Bond Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia AMT-Free New York Intermediate Muni Bond Fund (the Fund) seeks as high a level of current interest income exempt from federal income tax and, to the extent possible, from New York individual income tax, as is consistent with relative stability of principal.
Portfolio management
Brian McGreevy
Co-manager
Managed Fund since 1998
Paul Fuchs, CFA
Co-manager
Managed Fund since 2012
Effective December 29, 2017, Mr. McGreevy will no longer manage the Fund. Paul Fuchs will continue as portfolio manager of the Fund and on December 29, 2017, Deborah Vargo will be added as a portfolio manager of the Fund.
Average annual total returns (%) (for the period ended October 31, 2017)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/25/02	1.24	1.89	3.47
	Including sales charges		-1.77	1.27	3.15
Class C	Excluding sales charges	11/25/02	0.78	1.44	3.03
	Including sales charges		-0.20	1.44	3.03
Class R4*		03/19/13	1.49	2.14	3.72
Class R5*		03/01/16	1.56	2.15	3.73
Class V	Excluding sales charges	12/31/91	1.33	1.99	3.57
	Including sales charges		-3.46	0.99	3.06
Class Y*		03/01/17	1.46	2.14	3.72
Class Z		12/31/91	1.49	2.14	3.73
Bloomberg Barclays New York 3-15 Year Blend Municipal Bond Index			1.94	2.60	4.28
Bloomberg Barclays 3-15 Year Blend Municipal Bond Index			2.05	2.70	4.39
Returns for Class A are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C are shown with and without the 1.00% contingent deferred sales charge for the first year only. Returns for Class V are shown with and without the maximum initial sales charge of 4.75%. The Fund’s other classes are not subject to sales charges and have limited eligibility. Effective November 1, 2017, Class R4, Class R5, Class Y and Class Z shares were renamed Advisor Class, Institutional 2 Class, Institutional 3 Class and Institutional Class shares, respectively. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class Z shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Barclays New York 3-15 Year Blend Municipal Bond Index tracks investment grade bonds from the state of New York and its municipalities.
The Bloomberg Barclays 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990, with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia AMT-Free New York Intermediate Muni Bond Fund | Annual Report 2017

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (October 31, 2007 — October 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia AMT-Free New York Intermediate Muni Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Quality breakdown (%) (at October 31, 2017)
AAA rating	3.9
AA rating	36.4
A rating	48.5
BBB rating	5.4
BB rating	0.9
Not rated	4.9
Total	100.0
Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
Columbia AMT-Free New York Intermediate Muni Bond Fund | Annual Report 2017	3

Manager Discussion of Fund Performance
The Fund’s Class A shares returned 1.24% excluding sales charges during the 12-month period ended October 31, 2017. The Fund’s Class Z shares returned 1.49% during the same time period. During the same 12-month period, the Bloomberg Barclays New York 3-15 Year Blend Municipal Bond Index (New York benchmark) returned 1.94% and the Bloomberg Barclays 3-15 Year Blend Municipal Bond Index, which is national in scope, returned 2.05%. New York’s bond market slightly lagged the United States as a whole, contributing to the Fund’s modest underperformance relative to the national benchmark.
Market overview
Despite a rocky start, municipal bonds posted positive returns in the past 12 months. The market initially sold off in the early weeks of the period after the surprising results of the U.S. presidential election raised the prospects of higher growth, tax reform and reduced regulation under a new administration. In the U.S. Treasury market, the yield on the 10-year note rose from 1.79% on the Friday before the election to 2.60% by mid-December. (Prices and yields move in opposite directions.) Municipal bond yields followed Treasuries higher in that interval, with yields on AAA-rated, 10-year issues rising by 0.75 percentage points. The sharp sell-off fueled redemptions from municipal bond funds, exacerbating the downturn.
As 2017 progressed, the fear of higher rates began to abate once it became apparent that Congress and the Trump administration would be unable to enact their policy proposals as quickly as originally expected. Investors initially anticipated action on healthcare and tax reform early in the presidential term, which increased expectations for stronger growth and raised the possibility of higher interest rates. Yields started falling modestly in March 2017 when these developments failed to come to fruition, and the combination of lower new issue supply and renewed inflows into mutual funds augmented the positive tone in the market. As of October 31, 2017, year-to-date new issue supply stood 15-20% below the level reached in the first ten months of 2016. At the same time, demand remained strong as older bonds matured or were called away and investors redeployed the cash back into the tax-exempt area. The ensuing recovery in municipal bonds enabled the asset class to finish in positive territory for the full year.
Pension issues continued to dominate the headlines, with Illinois and Chicago struggling to adopt budgets and several other states, including New Jersey, Connecticut, Pennsylvania and Kentucky, experiencing wider credit spreads as fears of credit-rating downgrades began to emerge. After a drawn-out budget negotiation in Illinois, the state government approved budget and revenue packages in late July. While this favorable development provided some comfort to the market, the State of Connecticut continued to struggle with budget issues before eventually passing its budget four months late. Additionally, the City of Hartford explored the possibility of bankruptcy after its debt was downgraded below investment grade by the rating agencies. At the sector level, hospital bonds produced returns slightly better than the New York benchmark, albeit with greater volatility than in past years due to the potential changes to the Affordable Care Act (ACA).
New York’s finances remained strong, but its municipal market lagged
New York continued to benefit from solid economic growth and positive employment trends in comparison to other states in the Northeast, thanks in part to the strength in the technology and financial sectors. However, the state remained hampered by weak population trends and high business costs.
The New York municipal market slightly underperformed the broader national benchmark. Local general obligation (GOs) and transportation-related issues, which account for a large portion of the New York municipal market, trailed their national counterparts. Returns for local New York GOs are largely driven by issues related to New York City. New York City, which accounts for roughly 90% of the benchmark-eligible local GOs, is highly rated by all three of the major rating agencies. At a time in which higher quality bonds lagged, this factor detracted from New York’s relative performance.
Contributors and detractors
The Fund underperformed during the period, as it was unable keep pace with the national benchmark given the weak relative performance for New York. The Fund’s duration was slightly shorter than the New York benchmark, which also was a headwind in a rising market. (Duration is a measure of interest-rate sensitivity). Positions in bonds with maturities of two years and below generally detracted due in part to the minimal contribution from yield. Accordingly, we took advantage of any pick-up in issuance to reinvest the portfolio’s shorter term holdings into higher yielding market segments.
4	Columbia AMT-Free New York Intermediate Muni Bond Fund | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
The Fund had an overweight in lower rated investment-grade bonds in the single A category. This allocation largely consisted of hospital-, transportation- and education-related securities, which were three of the better performing sectors during the period. These areas made meaningful contributions, as they are three of the Fund’s largest sector weights due to the high representation of these issuers in New York. In addition, our positions in these sectors benefitted from having a longer maturity profile than their New York benchmark counterparts at a time in which longer term bonds outperformed.
Fund positioning
Our strategy remained consistent throughout the period, with a close to neutral duration and an emphasis on the lower quality tiers of the investment-grade market. We invested in various issues in the local GO, tobacco and student housing sectors, while reducing exposure to shorter maturity, lower yielding issues and special non-property tax bonds. In addition, we eliminated all exposure to the Virgin Islands.
New York’s municipal market remained vibrant, with good credit fundamentals and strong demand from tax-sensitive investors. We do not currently have concerns about the current funding status of New York’s public employee pension system, as its funding status is one of the highest in the country. However, we are watching closely the education sector due to the passage of legislation providing free tuition at state universities, which could have an impact on private universities as some will likely lose students to state schools.
Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state’s financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a Fund that invests more broadly. The value of the Fund’s portfolio may be more volatile than a more geographically diversified fund. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state or local taxes. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia AMT-Free New York Intermediate Muni Bond Fund | Annual Report 2017	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
May 1, 2017 — October 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,018.50	1,021.66	3.86	3.86	0.75
Class C	1,000.00	1,000.00	1,016.20	1,019.36	6.16	6.17	1.20
Class R4	1,000.00	1,000.00	1,020.70	1,022.93	2.57	2.58	0.50
Class R5	1,000.00	1,000.00	1,021.00	1,023.24	2.27	2.27	0.44
Class V (formerly Class T)	1,000.00	1,000.00	1,019.90	1,022.17	3.35	3.35	0.65
Class Y	1,000.00	1,000.00	1,020.30	1,023.49	2.01	2.01	0.39
Class Z	1,000.00	1,000.00	1,020.70	1,022.93	2.57	2.58	0.50
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Columbia AMT-Free New York Intermediate Muni Bond Fund | Annual Report 2017

Portfolio of Investments
October 31, 2017
(Percentages represent value of investments compared to net assets)
Floating Rate Notes 2.4%
Issue Description	Effective Yield	Principal Amount ($)	Value ($)
Local General Obligation 0.5%
City of New York(a),(b)
Unlimited General Obligation Bonds
Subordinated Series 1994H-3 (AGM) (State Street Bank and Trust Co.)
08/01/2020	0.930%	1,200,000	1,200,000
Variable Rate Demand Notes 1.9%
City of New York(a),(b)
Unlimited General Obligation Bonds
Fiscal 2015
VRDN Subordinated Series 2015 (JPMorgan Chase Bank)
06/01/2044	0.900%	2,100,000	2,100,000
New York City Transitional Finance Authority Future Tax Secured(a),(b)
Revenue Bonds
NYC Recovery
VRDN Subordinated Series 20021-C (JPMorgan Chase Bank)
11/01/2022	0.900%	2,475,000	2,475,000
Total			4,575,000
Total Floating Rate Notes (Cost $5,775,000)			5,775,000

Municipal Bonds 95.5%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Charter Schools 1.1%
Build NYC Resource Corp.
Revenue Bonds
International Leadership Charter School
Series 2013
07/01/2023	5.000%	2,085,000	2,098,136
Build NYC Resource Corp.(c)
Revenue Bonds
International Leadership Charter School
Series 2016
07/01/2046	6.250%	420,000	409,042
Total			2,507,178
Disposal 0.8%
Oneida-Herkimer Solid Waste Management Authority
Revenue Bonds
Series 2011
04/01/2019	5.000%	830,000	873,359
04/01/2020	5.000%	870,000	944,725
Total			1,818,084
Health Services 2.1%
New York State Dormitory Authority
Refunding Revenue Bonds
Icahn School of Medicine at Mount Sinai
Series 2015
07/01/2030	5.000%	3,400,000	3,917,650
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds
Mount Sinai School of Medicine
Series 2010A
07/01/2021	5.000%	1,000,000	1,091,870
Total			5,009,520
Higher Education 7.8%
Albany Capital Resource Corp.
Refunding Revenue Bonds
Albany College of Pharmacy & Health Services
Series 2014
12/01/2031	5.000%	500,000	559,295
Build NYC Resource Corp.
Refunding Revenue Bonds
City University of New York-Queens
Series 2014A
06/01/2029	5.000%	225,000	266,423
06/01/2030	5.000%	300,000	354,015
Manhattan College Project
Series 2017
08/01/2033	5.000%	400,000	467,528
County of Saratoga
Refunding Revenue Bonds
Skidmore College
Series 2014B
07/01/2021	5.000%	200,000	225,470
07/01/2022	5.000%	220,000	253,482
Dutchess County Local Development Corp.
Refunding Revenue Bonds
Vassar College Project
Series 2017
07/01/2034	5.000%	500,000	592,550
Revenue Bonds
Marist College Project
Series 2015A
07/01/2029	5.000%	1,000,000	1,178,690
Geneva Development Corp.
Refunding Revenue Bonds
Hobart & William Smith College
Series 2012
09/01/2024	5.000%	600,000	695,364
09/01/2025	5.000%	300,000	346,020
Hempstead Town Local Development Corp.
Revenue Bonds
Hofstra University Project
Series 2013
07/01/2028	5.000%	1,170,000	1,340,843
New York State Dormitory Authority
Refunding Revenue Bonds
Barnard College
Series 2015A
07/01/2030	5.000%	700,000	828,303

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free New York Intermediate Muni Bond Fund | Annual Report 2017	7

Portfolio of Investments  (continued)
October 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New School
Series 2015A
07/01/2029	5.000%	450,000	530,411
Pratt Institute
Series 2015A
07/01/2034	5.000%	2,000,000	2,255,340
St. John’s University
Series 2015A
07/01/2030	5.000%	2,340,000	2,747,417
Teachers College
Series 2017
07/01/2029	5.000%	175,000	212,013
07/01/2030	5.000%	150,000	180,441
Revenue Bonds
Cornell University
Series 2009A
07/01/2025	5.000%	1,000,000	1,063,250
Culinary Institute of America
Series 2012
07/01/2028	5.000%	500,000	556,555
New York University
Series 1998A (NPFGC)
07/01/2020	5.750%	2,000,000	2,235,040
Rochester Institute of Technology
Series 2010
07/01/2021	5.000%	1,000,000	1,099,590
St. John’s University
Series 2012A
07/01/2027	5.000%	470,000	536,528
Total			18,524,568
Hospital 11.1%
Buffalo & Erie County Industrial Land Development Corp.
Revenue Bonds
Catholic Health System
Series 2015
07/01/2027	5.000%	400,000	459,116
07/01/2028	5.000%	360,000	410,278
Build NYC Resource Corp.
Refunding Revenue Bonds
New York Methodist Hospital Project
Series 2014
07/01/2028	5.000%	150,000	171,587
07/01/2029	5.000%	175,000	199,381
County of Saratoga
Revenue Bonds
Saratoga Hospital Project
Series 2013A
12/01/2024	5.000%	1,085,000	1,264,144
12/01/2025	5.000%	1,115,000	1,292,932
12/01/2027	5.000%	1,225,000	1,405,173
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Dutchess County Local Development Corp.
Revenue Bonds
Series 2014A
07/01/2034	5.000%	300,000	338,109
Monroe County Industrial Development Corp.
Refunding Revenue Bonds
Highland Hospital Rochester Project
Series 2015
07/01/2025	5.000%	450,000	539,266
07/01/2026	5.000%	350,000	416,563
Revenue Bonds
Rochester General Hospital (The)
Series 2017
12/01/2035	5.000%	1,000,000	1,140,200
Nassau County Local Economic Assistance Corp.
Refunding Revenue Bonds
Catholic Health Services
Series 2011
07/01/2019	5.000%	1,840,000	1,944,770
07/01/2020	5.000%	2,815,000	3,062,016
Revenue Bonds
Catholic Health Services of Long Island
Series 2014
07/01/2032	5.000%	1,250,000	1,392,750
07/01/2033	5.000%	675,000	748,649
New York State Dormitory Authority
Refunding Revenue Bonds
North Shore - Long Island Jewish Obligation Group
Series 2015A
05/01/2031	5.000%	3,000,000	3,479,520
NYU Hospitals Center
Series 2014
07/01/2030	5.000%	1,000,000	1,167,250
07/01/2031	5.000%	1,000,000	1,163,220
Revenue Bonds
Memorial Sloan-Kettering Cancer Center
Series 2012
07/01/2027	5.000%	500,000	566,155
Mount Sinai Hospital
Series 2010A
07/01/2026	5.000%	1,725,000	1,889,789
Series 2011A
07/01/2031	5.000%	2,000,000	2,197,520
New York State Dormitory Authority(c)
Refunding Revenue Bonds
Orange Regional Medical Center
Series 2017
12/01/2031	5.000%	1,000,000	1,111,710
Total			26,360,098

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia AMT-Free New York Intermediate Muni Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
October 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Investor Owned 0.6%
New York State Energy Research & Development Authority
Refunding Revenue Bonds
New York State Electric & Gas
Series 1994
02/01/2029	2.000%	1,500,000	1,520,145
Local Appropriation 1.1%
New York State Dormitory Authority
Revenue Bonds
Municipal Health Facilities
Subordinated Series 2001-2
01/15/2021	5.000%	2,500,000	2,520,825
Local General Obligation 13.7%
City of New York
Unlimited General Obligation Refunding Bonds
Series 2014J
08/01/2030	5.000%	1,500,000	1,760,940
Unlimited Obligation Refunding Notes
Series 2016C
08/01/2032	5.000%	2,000,000	2,357,420
Unrefunded Unlimited General Obligation Bonds
Subordinated Series 2007D-1
12/01/2021	5.000%	810,000	812,908
Subordinated Series 2008I-1
02/01/2023	5.000%	1,810,000	1,828,390
City of Schenectady
Limited General Obligation Refunding Bonds
Series 2016 (AGM)
05/15/2026	5.000%	1,000,000	1,223,790
City of Syracuse
Limited General Obligation Refunding & Public Improvement Bonds
Series 2014
08/15/2023	5.000%	405,000	481,537
Limited General Obligation Refunding Bonds
Series 2015A
03/01/2024	5.000%	1,000,000	1,203,230
City of Yonkers
Limited General Obligation Bonds
Series 2016A (AGM)
11/15/2028	5.000%	1,780,000	2,122,045
Series 2017A (BAM)
09/01/2028	5.000%	2,090,000	2,526,622
County of Allegany
Limited General Obligation Refunding Bonds
Public Improvement
Series 2014 (BAM)
09/15/2028	5.000%	1,375,000	1,616,312
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
County of Erie
Limited General Obligation Bonds
Public Improvement
Series 2012A
04/01/2025	5.000%	500,000	571,475
County of Monroe
Limited General Obligation Bonds
Series 2016 (BAM)
06/01/2026	5.000%	2,330,000	2,835,517
County of Nassau
Limited General Obligation Bonds
Series 2017B
04/01/2033	5.000%	2,000,000	2,333,040
Limited General Obligation Refunding Bonds
Series 2016A
01/01/2032	5.000%	1,640,000	1,910,731
County of Rockland
Limited General Obligation Bonds
Series 2014A (AGM)
03/01/2024	5.000%	1,450,000	1,695,195
New York State Dormitory Authority
Refunding Revenue Bonds
School Districts Bond Financing
Series 2013E (AGM)
10/01/2031	5.000%	500,000	580,970
School Districts Financing Program
Series 2015B (AGM)
10/01/2027	5.000%	2,010,000	2,426,412
Ramapo Local Development Corp.
Refunding Revenue Bonds
Guaranteed
Series 2013
03/15/2028	5.000%	2,180,000	2,320,043
Town of Oyster Bay
Limited General Obligation Refunding & Public Improvement Bonds
Series 2014B
08/15/2023	5.000%	1,850,000	2,126,667
Total			32,733,244
Multi-Family 2.6%
Amherst Development Corp.
Refunding Revenue Bonds
University of Buffalo Student Housing
Series 2017 (AGM)
10/01/2028	5.000%	730,000	898,002
10/01/2029	5.000%	1,290,000	1,575,413
New York State Dormitory Authority
Revenue Bonds
Residential Institution for Children
Series 2008A-1
06/01/2033	5.000%	1,700,000	1,736,346

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free New York Intermediate Muni Bond Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
October 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Onondaga County Trust for Cultural Resources
Refunding Revenue Bonds
Abby Lane Housing Corp. Project
Series 2017
05/01/2030	5.000%	420,000	488,972
05/01/2031	5.000%	400,000	462,824
Tompkins County Development Corp.
Revenue Bonds
Tompkins Cortland Community College
Series 2013
07/01/2018	5.000%	1,045,000	1,061,156
Total			6,222,713
Municipal Power 4.8%
Long Island Power Authority
Refunding Revenue Bonds
Series 2014A
09/01/2034	5.000%	2,000,000	2,287,800
Series 2016B
09/01/2030	5.000%	4,500,000	5,354,910
Revenue Bonds
Electric System General Purpose
Series 2015B
09/01/2032	5.000%	765,000	887,828
Series 2011A
05/01/2021	5.000%	1,000,000	1,122,090
Series 2012B
09/01/2026	5.000%	1,510,000	1,731,804
Total			11,384,432
Other Bond Issue 1.7%
Build NYC Resource Corp.
Revenue Bonds
Series 2015
07/01/2029	5.000%	545,000	642,386
07/01/2031	5.000%	715,000	837,308
New York Liberty Development Corp.
Refunding Revenue Bonds
4 World Trade Center Project
Series 2011
11/15/2031	5.000%	2,350,000	2,651,246
Total			4,130,940
Other Revenue 1.0%
Brooklyn Arena Local Development Corp.
Refunding Revenue Bonds
Barclays Center Project
Series 2016A
07/15/2027	5.000%	2,000,000	2,358,260
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Pool / Bond Bank 2.8%
New York State Dormitory Authority
Revenue Bonds
School Districts Financing Program
Series 2012B
10/01/2026	5.000%	3,000,000	3,428,220
Unrefunded Revenue Bonds
School Districts Bond Financing Program
Series 2009 (AGM)
10/01/2022	5.000%	180,000	192,618
New York State Environmental Facilities Corp.
Revenue Bonds
Revolving Funds-New York City Municipal Water
Series 2008B
06/15/2021	5.000%	3,000,000	3,076,350
Total			6,697,188
Ports 2.5%
Port Authority of New York & New Jersey
Refunding Revenue Bonds
Consolidated 184th
Series 2014
09/01/2030	5.000%	2,000,000	2,371,420
Revenue Bonds
Consolidated 161st
Series 2009
10/15/2031	5.000%	3,390,000	3,640,623
Total			6,012,043
Prep School 1.3%
Build NYC Resource Corp.
Refunding Revenue Bonds
Horace Mann School Project
Series 2014
07/01/2026	5.000%	475,000	573,354
07/01/2027	5.000%	600,000	717,552
Series 2015
06/01/2026	5.000%	225,000	267,725
06/01/2028	5.000%	250,000	294,045
Rensselaer County Industrial Development Agency
Refunding Revenue Bonds
Emma Willard School Project
Series 2015A
01/01/2034	5.000%	450,000	518,571
01/01/2035	5.000%	590,000	679,078
Total			3,050,325

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia AMT-Free New York Intermediate Muni Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
October 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Recreation 0.7%
Build NYC Resource Corp.
Refunding Revenue Bonds
YMCA of Greater New York Project
Series 2015
08/01/2029	5.000%	430,000	500,335
Revenue Bonds
YMCA of Greater New York Project
Series 2012
08/01/2032	5.000%	500,000	549,025
New York City Trust for Cultural Resources
Refunding Revenue Bonds
Museum of Modern Art
Series 2016S
04/01/2031	4.000%	500,000	560,860
Total			1,610,220
Refunded / Escrowed 12.3%
City of New York
Prerefunded 02/01/18 Unlimited General Obligation Bonds
Series 2008I-1
02/01/2023	5.000%	190,000	191,854
City of Yonkers
Prerefunded 03/15/21 Limited General Obligation Notes
Series 2015A (AGM)
03/15/2023	5.000%	1,250,000	1,403,738
Elizabeth Forward School District(d)
Unlimited General Obligation Bonds
Capital Appreciation
Series 1994B Escrowed to Maturity (NPFGC)
09/01/2020	0.000%	2,210,000	2,122,042
Long Island Power Authority
Prerefunded 04/01/19 Revenue Bonds
Series 2009A
04/01/2021	5.250%	1,000,000	1,053,850
04/01/2022	5.500%	3,000,000	3,168,510
Metropolitan Transportation Authority
Prerefunded 11/15/18 Revenue Bonds
Series 2008
11/15/2023	6.250%	30,000	31,603
Prerefunded 11/15/20 Revenue Bonds
Transportation
Series 2010D
11/15/2028	5.250%	3,000,000	3,359,250
New York State Dormitory Authority
Prerefunded 03/01/19 Revenue Bonds
Teacher’s College
Series 2009
03/01/2024	5.000%	1,000,000	1,051,490
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Prerefunded 05/01/19 Revenue Bonds
North Shore-Long Island Jewish Obligation Group
Series 2009A
05/01/2030	5.250%	4,000,000	4,245,840
Prerefunded 07/01/19 Revenue Bonds
Mount Sinai School of Medicine
Series 2009
07/01/2027	5.500%	4,000,000	4,284,520
Prerefunded 07/01/20 Revenue Bonds
New York University Hospital Center
Series 2011A
07/01/2023	5.125%	1,000,000	1,101,200
Prerefunded 10/01/18 Revenue Bonds
School Districts Bond Financing Program
Series 2008 (AGM)
10/01/2023	5.000%	1,370,000	1,419,074
New York State Dormitory Authority(d)
Revenue Bonds
Capital Appreciation-Memorial Sloan-Kettering Cancer Center
Series 2003-1 Escrowed to Maturity (NPFGC)
07/01/2025	0.000%	3,750,000	3,234,225
Puerto Rico Highway & Transportation Authority(e)
Refunding Revenue Bonds
Series 2005BB Escrowed to Maturity (AGM)
07/01/2022	5.250%	355,000	411,615
Triborough Bridge & Tunnel Authority
Prerefunded 01/01/22 Revenue Bonds
General Purpose
Series 1999B
01/01/2030	5.500%	2,000,000	2,295,320
Total			29,374,131
Retirement Communities 3.1%
Brookhaven Local Development Corp.
Refunding Revenue Bonds
Jeffersons Ferry Project
Series 2016
11/01/2036	5.250%	750,000	852,412
Buffalo & Erie County Industrial Land Development Corp.
Refunding Revenue Bonds
Orchard Park
Series 2015
11/15/2029	5.000%	550,000	621,319
11/15/2030	5.000%	650,000	730,854
New York State Dormitory Authority
Revenue Bonds
Miriam Osborn Memorial Home Association
Series 2012
07/01/2026	5.000%	740,000	776,504
07/01/2027	5.000%	700,000	733,355

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free New York Intermediate Muni Bond Fund | Annual Report 2017	11

Portfolio of Investments  (continued)
October 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Tompkins County Development Corp.
Refunding Revenue Bonds
Kendal at Ithaca, Inc. Project
Series 2014
07/01/2029	5.000%	1,000,000	1,093,400
07/01/2034	5.000%	1,000,000	1,073,660
Ulster County Industrial Development Agency
Revenue Bonds
Series 2007A
09/15/2027	6.000%	1,615,000	1,616,405
Total			7,497,909
Sales Tax 1.0%
Sales Tax Asset Receivable Corp.
Refunding Revenue Bonds
Fiscal 2015
Series 2014A
10/15/2024	5.000%	2,000,000	2,435,460
Special Non Property Tax 5.7%
New York City Transitional Finance Authority
Unrefunded Revenue Bonds
Future Tax Secured
Series 2009
05/01/2027	5.000%	3,525,000	3,728,604
New York City Transitional Finance Authority Future Tax Secured
Subordinated Revenue Bonds
Future Tax
Series 2016E-1
02/01/2032	5.000%	3,000,000	3,536,130
New York Convention Center Development Corp.
Refunding Revenue Bonds
Hotel Unit Fee Secured
Series 2015
11/15/2027	5.000%	4,120,000	4,968,802
New York State Dormitory Authority
Refunding Revenue Bonds
Education
Series 2005B (AMBAC)
03/15/2026	5.500%	1,000,000	1,267,590
Total			13,501,126
Special Property Tax 0.5%
Hudson Yards Infrastructure Corp.
Refunding Revenue Bonds
Series 2017A
02/15/2033	5.000%	1,000,000	1,189,560
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
State Appropriated 5.0%
Erie County Industrial Development Agency (The)
Revenue Bonds
School District of Buffalo Project
Series 2011A
05/01/2030	5.250%	1,440,000	1,629,633
New York State Dormitory Authority
Refunding Revenue Bonds
Consolidated Service Contract
Series 2009A
07/01/2024	5.000%	3,000,000	3,190,800
Revenue Bonds
Schools Program
Series 2000
07/01/2020	6.250%	665,000	667,966
State University Educational Facilities
3rd General Series 2005A (NPFGC)
05/15/2021	5.500%	1,000,000	1,145,810
New York State Urban Development Corp.
Refunding Revenue Bonds
Service Contract
Series 2008B
01/01/2026	5.000%	3,125,000	3,205,344
Series 2008C
01/01/2022	5.000%	2,000,000	2,051,960
Total			11,891,513
Tobacco 2.3%
Chautauqua Tobacco Asset Securitization Corp.
Refunding Revenue Bonds
Series 2014
06/01/2029	5.000%	3,000,000	3,082,050
TSASC, Inc.
Refunding Revenue Bonds
Series 2017A
06/01/2031	5.000%	2,000,000	2,303,900
Total			5,385,950
Transportation 4.1%
Metropolitan Transportation Authority
Revenue Bonds
Series 2005B (AMBAC)
11/15/2024	5.250%	750,000	914,190
Series 2014C
11/15/2029	5.000%	3,000,000	3,583,620
Series 2016C-1
11/15/2036	5.000%	3,000,000	3,492,420
Transportation
Series 2014B
11/15/2022	5.000%	1,000,000	1,163,350

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia AMT-Free New York Intermediate Muni Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
October 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Unrefunded Revenue Bonds
Series 2008
11/15/2023	6.250%	685,000	722,339
Total			9,875,919
Turnpike / Bridge / Toll Road 4.6%
New York State Thruway Authority
Refunding Revenue Bonds
Series 2014K
01/01/2029	5.000%	1,850,000	2,188,846
01/01/2032	5.000%	1,000,000	1,165,870
Revenue Bonds
Junior Lien
Series 2016A
01/01/2033	5.000%	3,500,000	4,072,215
Triborough Bridge & Tunnel Authority
Refunding Revenue Bonds
General Purpose
Series 2011A
01/01/2025	5.000%	3,000,000	3,423,540
Total			10,850,471
Water & Sewer 1.2%
Buffalo Municipal Water Finance Authority
Refunding Revenue Bonds
Series 2015A
07/01/2028	5.000%	700,000	832,083
Rensselaer County Water Service & Sewer Authority
Revenue Bonds
Sewer Service
Series 2008
09/01/2028	5.100%	1,155,000	1,178,239
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Water Service
Series 2008
09/01/2028	5.100%	570,000	581,468
Western Nassau County Water Authority
Revenue Bonds
Series 2015A
04/01/2027	5.000%	145,000	172,959
04/01/2028	5.000%	175,000	207,296
Total			2,972,045
Total Municipal Bonds (Cost $217,407,302)			227,433,867

Money Market Funds 0.1%
	Shares	Value ($)
Dreyfus Tax-Exempt Cash Management Fund, Institutional Shares, 0.680%(f)	340,568	340,568
Total Money Market Funds (Cost $340,568)		340,568
Total Investments (Cost: $223,522,870)		233,549,435
Other Assets & Liabilities, Net		4,663,588
Net Assets		238,213,023

Notes to Portfolio of Investments
(a)	The Fund is entitled to receive principal and interest from the guarantor after a day or a week’s notice or upon maturity. The maturity date disclosed represents the final maturity.
(b)	Represents a variable rate demand note where the coupon rate adjusts on specified dates (generally daily or weekly) using the prevailing money market rate.
(c)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At October 31, 2017, the value of these securities amounted to $1,520,752, which represents 0.64% of net assets.
(d)	Zero coupon bond.
(e)	Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At October 31, 2017, the value of these securities amounted to $411,615, which represents 0.17% of net assets.
(f)	The rate shown is the seven-day current annualized yield at October 31, 2017.
Abbreviation Legend
AGM	Assured Guaranty Municipal Corporation
AMBAC	Ambac Assurance Corporation
BAM	Build America Mutual Assurance Co.
NPFGC	National Public Finance Guarantee Corporation
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free New York Intermediate Muni Bond Fund | Annual Report 2017	13

Portfolio of Investments  (continued)
October 31, 2017
Abbreviation Legend  (continued)
VRDN	Variable Rate Demand Note
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
•	Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at October 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Total ($)
Investments
Floating Rate Notes	—	5,775,000	—	5,775,000
Municipal Bonds	—	227,433,867	—	227,433,867
Money Market Funds	340,568	—	—	340,568
Total Investments	340,568	233,208,867	—	233,549,435
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia AMT-Free New York Intermediate Muni Bond Fund | Annual Report 2017

Statement of Assets and Liabilities
October 31, 2017
Assets
Investments in unaffiliated issuers, at cost	$223,522,870
Investments in unaffiliated issuers, at value	233,549,435
Cash	2,203,934
Receivable for:
Capital shares sold	226,645
Interest	3,138,106
Expense reimbursement due from Investment Manager	920
Prepaid expenses	1,364
Trustees’ deferred compensation plan	49,087
Total assets	239,169,491
Liabilities
Payable for:
Capital shares purchased	270,448
Distributions to shareholders	573,896
Management services fees	3,068
Distribution and/or service fees	460
Transfer agent fees	26,188
Compensation of board members	163
Compensation of chief compliance officer	10
Other expenses	33,148
Trustees’ deferred compensation plan	49,087
Total liabilities	956,468
Net assets applicable to outstanding capital stock	$238,213,023
Represented by
Paid in capital	227,886,130
Undistributed net investment income	212,096
Accumulated net realized gain	88,232
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	10,026,565
Total - representing net assets applicable to outstanding capital stock	$238,213,023
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free New York Intermediate Muni Bond Fund | Annual Report 2017	15

Statement of Assets and Liabilities  (continued)
October 31, 2017
Class A
Net assets	$15,638,923
Shares outstanding	1,313,047
Net asset value per share	$11.91
Maximum offering price per share(a)	$12.28
Class C
Net assets	$17,014,937
Shares outstanding	1,428,594
Net asset value per share	$11.91
Class R4
Net assets	$1,296,393
Shares outstanding	108,981
Net asset value per share	$11.90
Class R5
Net assets	$214,981
Shares outstanding	18,023
Net asset value per share	$11.93
Class V(b)
Net assets	$6,533,205
Shares outstanding	548,628
Net asset value per share	$11.91
Maximum offering price per share(c)	$12.50
Class Y
Net assets	$334,665
Shares outstanding	28,000
Net asset value per share	$11.95
Class Z
Net assets	$197,179,919
Shares outstanding	16,557,925
Net asset value per share	$11.91

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.00% for Class A shares.
(b)	Prior to January 24, 2017, Class V shares were known as Class T shares.
(c)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 4.75% for Class V shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia AMT-Free New York Intermediate Muni Bond Fund | Annual Report 2017

Statement of Operations
Year Ended October 31, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$5,311
Interest	8,650,707
Total income	8,656,018
Expenses:
Management services fees	1,183,001
Distribution and/or service fees
Class A	45,609
Class B(a)	120
Class C	198,779
Class V(b)	10,047
Transfer agent fees
Class A	27,425
Class B(a)	18
Class C	29,972
Class R4	1,872
Class R5	133
Class V(b)	10,045
Class Y(c)	10
Class Z	308,128
Compensation of board members	23,178
Custodian fees	2,925
Printing and postage fees	16,138
Registration fees	25,874
Audit fees	32,488
Legal fees	7,198
Compensation of chief compliance officer	109
Other	(7,274)
Total expenses	1,915,795
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(430,003)
Fees waived by distributor
Class C	(59,655)
Fees waived by transfer agent
Class R5	(31)
Class Y	(10)
Expense reduction	(120)
Total net expenses	1,425,976
Net investment income	7,230,042
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	102,528
Net realized gain	102,528
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(4,847,359)
Net change in unrealized appreciation (depreciation)	(4,847,359)
Net realized and unrealized loss	(4,744,831)
Net increase in net assets resulting from operations	$2,485,211

(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Prior to January 24, 2017, Class V shares were known as Class T shares.
(c)	Class Y shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free New York Intermediate Muni Bond Fund | Annual Report 2017	17

Statement of Changes in Net Assets
	Year Ended October 31, 2017 (a)	Year Ended October 31, 2016 (b)
Operations
Net investment income	$7,230,042	$8,468,968
Net realized gain	102,528	876,420
Net change in unrealized appreciation (depreciation)	(4,847,359)	(1,711,125)
Net increase in net assets resulting from operations	2,485,211	7,634,263
Distributions to shareholders
Net investment income
Class A	(493,942)	(801,732)
Class B(c)	(238)	(486)
Class C	(447,909)	(515,793)
Class R4	(36,585)	(33,340)
Class R5	(5,703)	(356)
Class V(d)	(187,400)	(206,884)
Class Y	(1,514)	—
Class Z	(6,056,635)	(6,886,351)
Net realized gains
Class A	(7,887)	—
Class B(c)	(7)	—
Class C	(6,700)	—
Class R4	(476)	—
Class R5	(50)	—
Class V(d)	(2,028)	—
Class Z	(65,762)	—
Total distributions to shareholders	(7,312,836)	(8,444,942)
Increase (decrease) in net assets from capital stock activity	(50,620,657)	17,056,634
Total increase (decrease) in net assets	(55,448,282)	16,245,955
Net assets at beginning of year	293,661,305	277,415,350
Net assets at end of year	$238,213,023	$293,661,305
Undistributed net investment income	$212,096	$212,630

(a)	Class Y shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
(b)	Class R5 shares are based on operations from March 1, 2016 (commencement of operations) through the stated period end.
(c)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(d)	Prior to January 24, 2017, Class V shares were known as Class T shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia AMT-Free New York Intermediate Muni Bond Fund | Annual Report 2017

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	October 31, 2017 (a)		October 31, 2016 (b)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions (c)	522,194	6,160,607	1,082,201	13,212,993
Distributions reinvested	37,576	444,401	60,869	744,775
Redemptions	(1,716,305)	(20,164,940)	(1,427,256)	(17,321,753)
Net decrease	(1,156,535)	(13,559,932)	(284,186)	(3,363,985)
Class B(d)
Distributions reinvested	8	90	23	281
Redemptions (c)	(1,992)	(23,573)	—	—
Net increase (decrease)	(1,984)	(23,483)	23	281
Class C
Subscriptions	153,381	1,814,068	594,386	7,275,053
Distributions reinvested	24,726	292,862	25,387	310,634
Redemptions	(735,795)	(8,710,713)	(270,020)	(3,299,559)
Net increase (decrease)	(557,688)	(6,603,783)	349,753	4,286,128
Class R4
Subscriptions	81,558	961,688	102,041	1,255,622
Distributions reinvested	3,111	36,767	2,702	33,032
Redemptions	(109,081)	(1,280,902)	(27,684)	(336,874)
Net increase (decrease)	(24,412)	(282,447)	77,059	951,780
Class R5
Subscriptions	7,686	91,416	12,888	156,293
Distributions reinvested	459	5,457	12	149
Redemptions	(3,022)	(36,179)	—	—
Net increase	5,123	60,694	12,900	156,442
Class V(e)
Subscriptions	3,735	44,143	1,996	24,352
Distributions reinvested	9,700	114,909	10,166	124,338
Redemptions	(45,784)	(543,062)	(42,885)	(523,704)
Net decrease	(32,349)	(384,010)	(30,723)	(375,014)
Class Y
Subscriptions	27,903	335,492	—	—
Distributions reinvested	110	1,310	—	—
Redemptions	(13)	(154)	—	—
Net increase	28,000	336,648	—	—
Class Z
Subscriptions	2,674,461	31,564,618	3,297,115	40,311,823
Distributions reinvested	89,179	1,056,922	86,560	1,058,859
Redemptions	(5,316,232)	(62,785,884)	(2,125,165)	(25,969,680)
Net increase (decrease)	(2,552,592)	(30,164,344)	1,258,510	15,401,002
Total net increase (decrease)	(4,292,437)	(50,620,657)	1,383,336	17,056,634

(a)	Class Y shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
(b)	Class R5 shares are based on operations from March 1, 2016 (commencement of operations) through the stated period end.
(c)	Includes conversions of Class B shares to Class A shares, if any.
(d)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(e)	Prior to January 24, 2017, Class V shares were known as Class T shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free New York Intermediate Muni Bond Fund | Annual Report 2017	19

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
10/31/2017	$12.09	0.32	(0.18)	0.14	(0.32)	(0.00) (c)
10/31/2016	$12.11	0.34	(0.02)	0.32	(0.34)	—
10/31/2015	$12.21	0.36	(0.10)	0.26	(0.36)	—
10/31/2014	$12.00	0.38	0.21	0.59	(0.38)	—
10/31/2013	$12.55	0.37	(0.55)	(0.18)	(0.37)	—
Class C
10/31/2017	$12.09	0.27	(0.18)	0.09	(0.27)	(0.00) (c)
10/31/2016	$12.11	0.28	(0.02)	0.26	(0.28)	—
10/31/2015	$12.20	0.30	(0.09)	0.21	(0.30)	—
10/31/2014	$12.00	0.33	0.20	0.53	(0.33)	—
10/31/2013	$12.55	0.32	(0.55)	(0.23)	(0.32)	—
Class R4
10/31/2017	$12.08	0.35	(0.18)	0.17	(0.35)	(0.00) (c)
10/31/2016	$12.10	0.37	(0.02)	0.35	(0.37)	—
10/31/2015	$12.19	0.39	(0.09)	0.30	(0.39)	—
10/31/2014	$11.99	0.41	0.20	0.61	(0.41)	—
10/31/2013 (f)	$12.42	0.25	(0.43)	(0.18)	(0.25)	—
Class R5
10/31/2017	$12.11	0.36	(0.18)	0.18	(0.36)	(0.00) (c)
10/31/2016 (h)	$12.23	0.25	(0.12)	0.13	(0.25)	—
Class V(i)
10/31/2017	$12.09	0.33	(0.17)	0.16	(0.34)	(0.00) (c)
10/31/2016	$12.11	0.35	(0.02)	0.33	(0.35)	—
10/31/2015	$12.20	0.37	(0.09)	0.28	(0.37)	—
10/31/2014	$11.99	0.39	0.21	0.60	(0.39)	—
10/31/2013	$12.55	0.38	(0.56)	(0.18)	(0.38)	—
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia AMT-Free New York Intermediate Muni Bond Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.32)	$11.91	1.24%	0.91% (d)	0.74% (d),(e)	2.70%	9%	$15,639
(0.34)	$12.09	2.63%	0.95%	0.75% (e)	2.76%	13%	$29,857
(0.36)	$12.11	2.15%	0.96%	0.75% (e)	2.95%	12%	$33,348
(0.38)	$12.21	5.01%	0.96%	0.75% (e)	3.17%	14%	$19,873
(0.37)	$12.00	(1.49%)	0.95%	0.75% (e)	2.98%	13%	$18,084

(0.27)	$11.91	0.78%	1.66% (d)	1.19% (d),(e)	2.25%	9%	$17,015
(0.28)	$12.09	2.17%	1.71%	1.20% (e)	2.31%	13%	$24,011
(0.30)	$12.11	1.77%	1.71%	1.20% (e)	2.50%	12%	$19,817
(0.33)	$12.20	4.47%	1.71%	1.18% (e)	2.74%	14%	$18,833
(0.32)	$12.00	(1.88%)	1.70%	1.15% (e)	2.58%	13%	$18,498

(0.35)	$11.90	1.49%	0.66% (d)	0.49% (d),(e)	2.96%	9%	$1,296
(0.37)	$12.08	2.89%	0.71%	0.50% (e)	3.00%	13%	$1,611
(0.39)	$12.10	2.49%	0.72%	0.50% (e)	3.20%	12%	$682
(0.41)	$12.19	5.19%	0.72%	0.50% (e)	3.39%	14%	$477
(0.25)	$11.99	(1.48%)	0.67% (g)	0.50% (e),(g)	3.43% (g)	13%	$44

(0.36)	$11.93	1.56%	0.58% (d)	0.42% (d)	3.02%	9%	$215
(0.25)	$12.11	1.08%	0.58% (g)	0.41% (g)	3.19% (g)	13%	$156

(0.34)	$11.91	1.33%	0.81% (d)	0.64% (d),(e)	2.80%	9%	$6,533
(0.35)	$12.09	2.74%	0.86%	0.65% (e)	2.87%	13%	$7,022
(0.37)	$12.11	2.33%	0.87%	0.65% (e)	3.05%	12%	$7,406
(0.39)	$12.20	5.12%	0.86%	0.65% (e)	3.27%	14%	$7,744
(0.38)	$11.99	(1.47%)	0.85%	0.65% (e)	3.08%	13%	$8,319
Columbia AMT-Free New York Intermediate Muni Bond Fund | Annual Report 2017	21

Financial Highlights  (continued)
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class Y
10/31/2017 (j)	$11.81	0.24	0.14 (k)	0.38	(0.24)	—
Class Z
10/31/2017	$12.09	0.35	(0.18)	0.17	(0.35)	(0.00) (c)
10/31/2016	$12.11	0.37	(0.02)	0.35	(0.37)	—
10/31/2015	$12.20	0.39	(0.09)	0.30	(0.39)	—
10/31/2014	$11.99	0.41	0.21	0.62	(0.41)	—
10/31/2013	$12.55	0.40	(0.56)	(0.16)	(0.40)	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Rounds to zero.
(d)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

	Class A	Class C	Class R4	Class R5	Class V	Class Z
10/31/2017	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
(f)	Class R4 shares commenced operations on March 19, 2013. Per share data and total return reflect activity from that date.
(g)	Annualized.
(h)	Class R5 shares commenced operations on March 1, 2016. Per share data and total return reflect activity from that date.
(i)	Prior to January 24, 2017, Class V shares were known as Class T shares.
(j)	Class Y shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(k)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia AMT-Free New York Intermediate Muni Bond Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.24)	$11.95	3.24%	0.52% (g)	0.39% (g)	3.06% (g)	9%	$335

(0.35)	$11.91	1.49%	0.66% (d)	0.49% (d),(e)	2.95%	9%	$197,180
(0.37)	$12.09	2.89%	0.71%	0.50% (e)	3.02%	13%	$230,980
(0.39)	$12.11	2.49%	0.72%	0.50% (e)	3.20%	12%	$216,139
(0.41)	$12.20	5.27%	0.71%	0.50% (e)	3.42%	14%	$214,517
(0.40)	$11.99	(1.32%)	0.70%	0.50% (e)	3.22%	13%	$215,024
Columbia AMT-Free New York Intermediate Muni Bond Fund | Annual Report 2017	23

Notes to Financial Statements
October 31, 2017
Note 1. Organization
Columbia AMT-Free New York Intermediate Muni Bond Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased without an initial sales charge are subject to a contingent deferred sales charge (CDSC) of 0.75% on certain investments of $500,000 or more if redeemed within 12 months after purchase.
Class B shares of the Fund are no longer offered for sale. When available, Class B shares were subject to a maximum CDSC of 3.00% based upon the holding period after purchase. Effective July 17, 2017, Class B shares were automatically converted to Class A shares without a CDSC. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class B shares was redeemed without a CDSC.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus. Effective November 1, 2017, Class R4 shares were renamed Advisor Class shares.
Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus. Effective November 1, 2017, Class R5 shares were renamed Institutional 2 Class shares.
Class V shares are subject to a maximum front-end sales charge of 4.75% based on the investment amount. Class V shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a CDSC if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase. Class V shares are available only to investors who received (and who have continuously held) Class V shares in connection with previous fund reorganizations. Prior to January 24, 2017, Class V shares were known as Class T shares.
Class Y shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Class Y shares commenced operations on March 1, 2017. Effective November 1, 2017, Class Y shares were renamed Institutional 3 Class shares.
Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus. Effective November 1, 2017, Class Z shares were renamed Institutional Class shares.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income
24	Columbia AMT-Free New York Intermediate Muni Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
October 31, 2017
and expenses during the reporting period. Actual results could differ from those estimates. The Fund received a reimbursement for expenses overbilled by a third party. Such reimbursement is included as an offset to other expenses on the Statement of Operations. All fee waivers and expense reimbursements by Columbia Management Investment Advisers, LLC and its affiliates were applied before giving effect to the third party reimbursement.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Columbia AMT-Free New York Intermediate Muni Bond Fund | Annual Report 2017	25

Notes to Financial Statements  (continued)
October 31, 2017
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its net tax-exempt and investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.47% to 0.31% as the Fund’s net assets increase. The effective management services fee rate for the year ended October 31, 2017 was 0.47% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.
26	Columbia AMT-Free New York Intermediate Muni Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
October 31, 2017
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective August 1, 2017, total transfer agency fees for Class R5 shares and Class Y shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. From January 1, 2017 to July 31, 2017, these limitations were 0.075% for Class R5 shares and 0.025% for Class Y shares. Prior to January 1, 2017, the limitation was 0.05% for Class R5 shares. In addition, effective March 1, 2017 through February 28, 2018, Class R5 shares are subject to a contractual transfer agency fee annual limitation of not more than 0.05% and Class Y shares are subject to a contractual transfer agency fee annual limitation of not more than 0.00% of the average daily net assets attributable to each share class.
For the year ended October 31, 2017, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.15
Class B	0.12 (a),(b)
Class C	0.15
Class R4	0.15
Class R5	0.05
Class V	0.15
Class Z	0.15

(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Unannualized.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2017, these minimum account balance fees reduced total expenses of the Fund by $120.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the
Columbia AMT-Free New York Intermediate Muni Bond Fund | Annual Report 2017	27

Notes to Financial Statements  (continued)
October 31, 2017
Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% of the average daily net assets attributable to Class B and Class C shares of the Fund. As a result of all Class B shares of the Fund being redeemed or converted to Class A shares, August 4, 2017 was the last day the Fund paid a service fee or distribution fee for Class B shares.
The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the distribution fee does not exceed 0.45% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.
Shareholder services fees
The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class V shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund’s average daily net assets attributable to Class V shares (comprised of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.15% of the Fund’s average daily net assets attributable to Class V shares.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended October 31, 2017, if any, are listed below:
Amount ($)
Class A	19,323
Class C	3,508
Class V	449
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	March 1, 2017 through February 28, 2018	Prior to March 1, 2017
Class A	0.75%	0.75%
Class C	1.50	1.50
Class R4	0.50	0.50
Class R5	0.44	0.41
Class V	0.65	0.65
Class Y	0.39	—
Class Z	0.50	0.50
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short,
28	Columbia AMT-Free New York Intermediate Muni Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
October 31, 2017
inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Reflected in the contractual cap commitment, effective March 1, 2017 through February 28, 2018, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.05% for Class R5 and 0.00% for Class Y of the average daily net assets attributable to each share class, unless sooner terminated at the sole discretion of the Board of Trustees. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods. Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At October 31, 2017, these differences are primarily due to differing treatment for trustees’ deferred compensation and distributions. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(650)	649	1
The Fund did not have any permanent differences; therefore, no reclassifications were made to the Statement of Assets and Liabilities.
The tax character of distributions paid during the years indicated was as follows:
Year Ended October 31, 2017				Year Ended October 31, 2016
Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)
5,536	7,224,390	82,910	7,312,836	—	8,444,942	—	8,444,942
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At October 31, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed tax- exempt income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	835,079	88,232	—	10,026,565
At October 31, 2017, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
223,522,870	10,339,623	(313,058)	10,026,565
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Columbia AMT-Free New York Intermediate Muni Bond Fund | Annual Report 2017	29

Notes to Financial Statements  (continued)
October 31, 2017
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $21,486,861 and $68,672,380, respectively, for the year ended October 31, 2017. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended October 31, 2017.
Note 7. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Geographic concentration risk
Because the Fund invests substantially in municipal securities issued by the state identified in the Fund’s name and political sub-divisions of that state, the Fund will be particularly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes impacting the state’s financial, economic or other condition and prospects. In addition, because of the relatively small number of issuers of tax-exempt securities in the state, the Fund may invest a higher percentage of assets in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of municipal and other securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
30	Columbia AMT-Free New York Intermediate Muni Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
October 31, 2017
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.
Shareholder concentration risk
At October 31, 2017, one unaffiliated shareholder of record owned 70.5% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 8. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 9. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia AMT-Free New York Intermediate Muni Bond Fund | Annual Report 2017	31

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia AMT-Free New York Intermediate Muni Bond Fund
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia AMT-Free New York Intermediate Muni Bond Fund (the “Fund”, a series of Columbia Funds Series Trust I) as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Minneapolis, MN
December 21, 2017
32	Columbia AMT-Free New York Intermediate Muni Bond Fund | Annual Report 2017

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended October 31, 2017. Shareholders will be notified in early 2018 of the amounts for use in preparing 2017 income tax returns.
Capital gain dividend	Exempt- interest dividends
$107,654	99.92%
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Exempt-interest dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes.
Columbia AMT-Free New York Intermediate Muni Bond Fund | Annual Report 2017	33

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) since September 2007	66	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	66	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	66	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	66	Director, CSX Corporation; Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
34	Columbia AMT-Free New York Intermediate Muni Bond Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Charles R. Nelson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	66	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	66	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	66	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	66	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
Columbia AMT-Free New York Intermediate Muni Bond Fund | Annual Report 2017	35

TRUSTEES AND OFFICERS  (continued)
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	66	Board of Governors, Gateway Healthcare since January 2016; Trustee, New Century Portfolios since March 2015; and Director, The Autism Project since March 2015
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Partners (investment consulting services to institutions) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	66	Healthcare Services for Children with Special Needs
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	189	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, contacting your financial intermediary or visiting
investor.columbiathreadneedleus.com.
36	Columbia AMT-Free New York Intermediate Muni Bond Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia AMT-Free New York Intermediate Muni Bond Fund | Annual Report 2017	37

Board Consideration and Approval of Management
Agreement
On June 14, 2017, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia AMT-Free New York Intermediate Muni Bond Fund (the Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager and others before determining to approve the continuation of the Management Agreement.
In connection with their deliberations regarding the continuation of the Management Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 27, 2017, April 26, 2017 and June 13, 2017 and at Board meetings held on March 28, 2017 and June 14, 2017. In addition, the Board considers matters bearing on the Management Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 13, 2017, the Committee recommended that the Board approve the continuation of the Management Agreement. On June 14, 2017, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement for the Fund.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement for the Fund included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through February 28, 2018 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Management Agreement;
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution, transfer agency and shareholder services to the Fund;
•	Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
38	Columbia AMT-Free New York Intermediate Muni Bond Fund | Annual Report 2017

Board Consideration and Approval of Management
Agreement  (continued)
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager’s compliance system by the Fund’s Chief Compliance Officer; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the Management Agreement
The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency and shareholder services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager’s experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the independent third-party data provider, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons. Although the Fund’s performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Management Agreement. Those factors included one or more of the following: (i) that the Fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund’s investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund’s investment strategy; (iii) that the Fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund’s investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.
The Committee and the Board noted that, through December 31, 2016, the Fund’s performance was in the seventieth, fortieth and fiftieth percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.
The Committee and the Board also considered the Investment Manager’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to warrant the continuation of the Management Agreement.
Columbia AMT-Free New York Intermediate Muni Bond Fund | Annual Report 2017	39

Board Consideration and Approval of Management
Agreement  (continued)
Investment management fee rates and other expenses
The Committee and the Board considered the management fees charged to the Fund under the Management Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund’s total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent third-party data provider and the independent fee consultant. The Committee and the Board noted that, as of December 31, 2016, the Fund’s actual management fee and net total expense ratio are ranked in the first and third quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services it provides to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund, in light of other considerations, warranted the continuation of the Management Agreement.
Costs of services provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund.
The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2016 to profitability levels realized in 2015. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.
40	Columbia AMT-Free New York Intermediate Muni Bond Fund | Annual Report 2017

Board Consideration and Approval of Management
Agreement  (continued)
In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement.
Other benefits to the Investment Manager
The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide distribution, transfer agency and shareholder services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement.
Columbia AMT-Free New York Intermediate Muni Bond Fund | Annual Report 2017	41

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
42	Columbia AMT-Free New York Intermediate Muni Bond Fund | Annual Report 2017

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Columbia AMT-Free New York Intermediate Muni Bond Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2017 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN204_10_G01_(12/17)

Annual Report
October 31, 2017
Columbia AMT-Free Connecticut Intermediate Muni Bond Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The current outlook for financial markets is clouded by two primary concerns: the high valuation of equities and the direction of interest rates. Following the U.S. presidential election, U.S. equities rallied based on the assumption that the new administration’s policies would stimulate growth quickly. Unfortunately it’s unclear whether those measures will get passed, much less passed quickly. In fixed income, uncertainty stems from the possibility that interest rates won’t rise as rapidly as expected if the administration’s proposed growth policies are not implemented.
Given this uncertainty, investors value a consistent approach more than ever. Investors want strong, repeatable risk-adjusted returns. Consistency — not surprises. As a leading global asset manager, we believe our consistent, collaborative investment approach enables us to deliver the dependable experience your portfolio demands. So, how do we strive to deliver a consistent investment experience?
Better insights
Your portfolio benefits from the investment insights uncovered by our talented investment teams around the world.
Better decisions
Our collaborative, interactive environment enables our investment teams to construct portfolios that take advantage of the best investment ideas.
Better outcomes
We aim to deliver a consistent experience, which means fewer surprises, dependable insights, and products designed to do the thing you want.
Whether you’re trying to save money to help your children go to college or for your own retirement, it’s the consistency of the return that is most essential. People who chase higher returns are usually also the first to sell when that investment goes through a bad patch. We try to combat this behavioral tendency by offering strategies that aim for a more consistent return. Our goal is for investors to panic less during periods of volatility, which can have a significant effect on their long-term results.
Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets can do what matters most to them: build a nest egg, leave a legacy, and live confidently — now and throughout retirement. It’s why our talented professionals around the world work together to uncover uncommon opportunities and why our process encourages challenge and debate around our most compelling ideas to ensure better informed investment decisions, which hopefully lead to better outcomes for you.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2017 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia AMT-Free Connecticut Intermediate Muni Bond Fund   |  Annual Report 2017

Columbia AMT-Free Connecticut Intermediate Muni Bond Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia AMT-Free Connecticut Intermediate Muni Bond Fund (the Fund) seeks as high a level of current interest income exempt from federal income tax and, to the extent possible, from Connecticut individual income tax, as is consistent with relative stability of principal.
Portfolio management
Brian McGreevy
Co-manager
Managed Fund since 2009
Paul Fuchs, CFA
Co-manager
Managed Fund since October 2012
Effective December 29, 2017, Mr. McGreevy will no longer manage the Fund. Paul Fuchs will continue as co-portfolio manager of the Fund and on December 29, 2017, Deborah Vargo will be added as a co-portfolio manager of the Fund.
Average annual total returns (%) (for the period ended October 31, 2017)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/18/02	0.28	1.53	3.05
	Including sales charges		-2.76	0.92	2.74
Class C	Excluding sales charges	11/18/02	-0.27	1.07	2.61
	Including sales charges		-1.24	1.07	2.61
Class R4*		03/19/13	0.54	1.77	3.31
Class V	Excluding sales charges	06/26/00	0.28	1.62	3.15
	Including sales charges		-4.47	0.62	2.65
Class Y*		03/01/17	0.59	1.80	3.32
Class Z		08/01/94	0.44	1.77	3.30
Bloomberg Barclays 3-15 Year Blend Municipal Bond Index			2.05	2.70	4.39
Returns for Class A are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C are shown with and without the 1.00% contingent deferred sales charge (CDSC) for the first year only. Returns for Class V are shown with and without the maximum initial sales charge of 4.75%. The Fund’s other classes are not subject to sales charges and have limited eligibility. Effective November 1, 2017, Class R4, Class Y and Class Z shares were renamed Advisor Class, Institutional 3 Class and Institutional Class shares, respectively. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Barclays 3–15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990, with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia AMT-Free Connecticut Intermediate Muni Bond Fund | Annual Report 2017

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (October 31, 2007 — October 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia AMT-Free Connecticut Intermediate Muni Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Quality breakdown (%) (at October 31, 2017)
AAA rating	13.8
AA rating	22.1
A rating	55.1
BBB rating	0.3
BB rating	0.9
CC rating	4.3
Not rated	3.5
Total	100.0
Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
Columbia AMT-Free Connecticut Intermediate Muni Bond Fund | Annual Report 2017	3

Manager Discussion of Fund Performance
The Fund’s Class A shares returned 0.28% excluding sales charges during the 12-month period ended October 31, 2017. The Fund’s Class Z shares returned 0.44% during the same time period. By comparison, the Fund’s benchmark, the Bloomberg Barclays 3-15 Year Blend Municipal Bond Index, which is national in scope, gained 2.05% for the same 12 months. Connecticut’s bond market lagged the United States as a whole, contributing to the Fund’s underperformance relative to the national benchmark.
Market overview
Despite a rocky start, municipal bonds posted positive returns in the past 12 months. The market initially sold off in the early weeks of the period after the surprising results of the U.S. presidential election raised the prospects of higher growth, tax reform and reduced regulation under a new administration. In the U.S. Treasury market, the yield on the 10-year note rose from 1.79% on the Friday before the election to 2.60% by mid-December. (Prices and yields move in opposite directions). Municipal bond yields followed Treasuries higher in that interval, with yields on AAA-rated, 10-year issues rising by 0.75 percentage points. The sharp sell-off fueled redemptions from municipal bond funds, exacerbating the downturn.
As 2017 progressed, the fear of higher rates began to abate once it became apparent that Congress and the Trump administration would be unable to enact their policy proposals as quickly as originally expected. Investors initially anticipated action on health care and tax reform early in the presidential term, which increased expectations for stronger growth and raised the possibility of higher interest rates. Yields started falling modestly in March 2017 when these developments failed to come to fruition, and the combination of a lower new issue supply and renewed inflows into mutual funds augmented the positive tone in the market. As of October 31, 2017, the year-to-date new-issue supply stood 15-20% below the level reached in the first ten months of 2016. At the same time, demand remained strong as older bonds matured or were called away and investors redeployed the cash back into the tax-exempt area. The ensuing recovery in municipal bonds enabled the asset class to finish in positive territory for the full year.
Pension issues continued to dominate the headlines, with Illinois and Chicago struggling to adopt budgets and several other states, including New Jersey, Connecticut, Pennsylvania and Kentucky, experiencing wider credit spreads as fears of credit-rating downgrades began to emerge. After a drawn-out budget negotiation in Illinois, the state government approved budget and revenue packages in late July. While this favorable development provided some comfort to the market, the ongoing budget issues in Connecticut were a headwind. At the sector level, hospital bonds produced returns slightly better than the benchmark, albeit with greater volatility than in past years due to the potential changes to the Affordable Care Act (ACA).
Weak growth, fiscal woes weighed on Connecticut’s municipal market
Connecticut’s economic growth remained below the national average, with subpar job growth and reduced employment in the struggling public sector. Private industry performed somewhat better, but business costs reduced economic dynamism, which caused corporations to leave the state and contributed to below-average gains in housing prices.
With this backdrop, Connecticut struggled versus the national market for the majority of the year. While most issues experienced tightening yield spreads over the period, spreads on state and local general obligations (GOs) — where the issuers’ budgets are tied to large state budget allotments — widened. As of October 31, the state was rated A1/A+ by Moody’s and Standard & Poor’s, which placed it higher than only Illinois and New Jersey, after the three major rating agencies downgraded Connecticut out of the AA category in May. Further, the state budget, which is normally passed before July 1, was delayed until late October by disagreements between the legislature and the governor. This delay prompted Moody’s to place over 25 cities and towns on negative outlook and put 25 more on review. The city of Hartford also experienced difficulties. The city’s debt was rated below investment grade, as Moody’s dropped its credit rating six notches from A3 to Caa3 in the last two years. Additionally, the mayor hired a bankruptcy specialist to review the possibility of restructuring the city’s debt and other obligations. As a result of these developments, the Connecticut issues in the national benchmark returned almost 0.80 percentage points less than the benchmark as a whole.
4	Columbia AMT-Free Connecticut Intermediate Muni Bond Fund | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
Contributors and detractors
Consistent with Connecticut’s weak performance, the Fund lagged the national benchmark during the year. Positions in the city of Hartford were the largest detractors from performance. We reduced the Fund’s exposure to Hartford GOs, but the market for the city’s issues was limited for most of the year. The Fund also held a shorter duration than the index, as we maintained a higher cash weighting and a tilt toward more liquid securities in order to offset the credit deterioration that was occurring across the state. (Duration is a measure of interest-rate sensitivity). At a time in which yields fell, this aspect of our positioning detracted.
The Fund’s holdings in state GOs lagged versus their national counterparts, as we had shorter maturity investments in this area. We decreased this position during the year to purchase higher quality bonds such as the AAA rated debt issued by the Connecticut Housing Finance Authority and the Connecticut (State) Revolving Fund.
At the sector level, hospital issues matched the broader benchmark and were the best performing area for the Fund. Housing bonds delivered healthy returns, as well. Fund holdings in higher quality securities that were not tied to the state budget also generated results in line with the average.
Fund positioning
We maintained above-average liquidity and a shorter duration profile to help offset the credit risks in Connecticut. We selectively decreased exposure to issues linked to the state budget, and we focused our new purchases on higher quality issues we believed would not be subject to downgrades if the budget did not pass.
We carefully monitored the budget negotiations throughout the year, and we were pleased that the state passed a budget in October that included resources and money to aid Hartford through its crisis. Prices rebounded on this news late in the period, which we saw as a positive sign. However, we believed the state still faced significant hurdles given its limited capacity for tax or revenue increases and weak growth relative to the rest of the country. We therefore remained cautious on our outlook for the state and its obligations, a stance that was reflected in our preference for higher quality issues.
Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state’s financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of the Fund’s portfolio may be more volatile than a more geographically diversified fund. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state or local taxes. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia AMT-Free Connecticut Intermediate Muni Bond Fund | Annual Report 2017	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
May 1, 2017 — October 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,010.40	1,021.40	4.10	4.12	0.80
Class C	1,000.00	1,000.00	1,007.20	1,019.06	6.44	6.48	1.26
Class R4	1,000.00	1,000.00	1,010.80	1,022.63	2.87	2.89	0.56
Class V (formerly Class T)	1,000.00	1,000.00	1,010.00	1,021.86	3.64	3.66	0.71
Class Y	1,000.00	1,000.00	1,011.30	1,023.19	2.31	2.32	0.45
Class Z	1,000.00	1,000.00	1,010.80	1,022.63	2.87	2.89	0.56
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Columbia AMT-Free Connecticut Intermediate Muni Bond Fund | Annual Report 2017

Portfolio of Investments
October 31, 2017
(Percentages represent value of investments compared to net assets)
Municipal Bonds 97.6%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Higher Education 10.2%
Connecticut State Health & Educational Facility Authority
Refunding Revenue Bonds
Connecticut College
Series 2016L
07/01/2033	4.000%	500,000	526,170
Connecticut State University
Series 2014O
11/01/2025	4.000%	2,000,000	2,207,700
Quinnipiac University
Series 2016M
07/01/2029	5.000%	2,000,000	2,339,700
Yale University
Series 2016A-2
07/01/2042	2.000%	2,000,000	1,951,540
Revenue Bonds
Fairfield University
Series 2008N
07/01/2022	5.000%	2,500,000	2,561,750
Sacred Heart University
Series 2011G
07/01/2020	5.000%	1,190,000	1,285,355
Trinity College
Series 1998F (NPFGC)
07/01/2021	5.500%	355,000	387,092
Unrefunded Revenue Bonds
Quinnipiac University
Series 2008 (NPFGC)
07/01/2028	5.000%	1,105,000	1,132,216
Total			12,391,523
Hospital 18.0%
Connecticut State Health & Educational Facility Authority
Revenue Bonds
Bridgeport Hospital
Series 2012D
07/01/2022	5.000%	1,400,000	1,611,330
Hartford Healthcare
Series 2014E
07/01/2034	5.000%	2,360,000	2,640,557
Health System Catholic East
Series 2010
11/15/2029	4.750%	3,420,000	3,631,014
Lawrence & Memorial Hospital
Series 2011S
07/01/2031	5.000%	2,000,000	2,156,340
Middlesex Hospital
Series 2011N
07/01/2020	5.000%	1,365,000	1,489,925
07/01/2021	5.000%	1,000,000	1,120,570
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Trinity Health Corp.
Series 2016
12/01/2032	5.000%	2,000,000	2,334,000
Western Connecticut Health Network
Series 2011
07/01/2019	5.000%	1,760,000	1,864,720
07/01/2020	5.000%	1,630,000	1,763,953
Yale-New Haven Health
Series 2014A
07/01/2031	5.000%	2,500,000	2,885,425
Yale-New Haven Hospital
Series 2013N
07/01/2025	5.000%	300,000	346,077
Total			21,843,911
Investor Owned 4.5%
Connecticut State Development Authority
Refunding Revenue Bonds
Connecticut Light & Power Co. Project
Series 2011
09/01/2028	4.375%	5,000,000	5,476,350
Joint Power Authority 0.9%
Connecticut Municipal Electric Energy Cooperative
Revenue Bonds
Series 2012A
01/01/2027	5.000%	1,000,000	1,114,600
Local General Obligation 22.1%
City of Bridgeport
Unlimited General Obligation Bonds
Series 2014A (AGM)
07/01/2031	5.000%	1,350,000	1,542,577
Unlimited General Obligation Refunding Bonds
Series 2004C (NPFGC)
08/15/2021	5.500%	700,000	790,797
City of Danbury
Unlimited General Obligation Refunding Bonds
Series 2017B
07/15/2029	3.000%	750,000	770,273
City of Hartford
Unlimited General Obligation Bonds
Series 2011A
04/01/2022	5.250%	1,325,000	1,290,391
Unlimited General Obligation Refunding Bonds
Series 2005C (NPFGC)
09/01/2019	5.000%	1,585,000	1,660,066
Series 2013A
04/01/2026	5.000%	810,000	784,112

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free Connecticut Intermediate Muni Bond Fund | Annual Report 2017	7

Portfolio of Investments  (continued)
October 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Middletown
Unlimited General Obligation Bonds
Series 2015
04/01/2026	5.000%	2,000,000	2,474,700
City of New Britain
Unrefunded Unlimited General Obligation Bonds
Series 2016A (BAM)
03/01/2025	5.000%	490,000	584,595
City of New Haven
Unlimited General Obligation Bonds
Series 2015 (AGM)
09/01/2027	5.000%	1,200,000	1,400,964
Unlimited General Obligation Refunding Bonds
Series 2008 (AGM)
11/01/2018	5.000%	1,750,000	1,811,460
Series 2015B (BAM)
08/15/2027	5.000%	750,000	874,957
City of Norwalk
Unlimited General Obligation Refunding Bonds
Series 2017B
07/01/2026	4.000%	750,000	858,368
City of Waterbury
Unlimited General Obligation Bonds
Lot A
Series 2015 (BAM)
08/01/2031	5.000%	500,000	585,990
08/01/2032	5.000%	500,000	582,930
Town of Bloomfield
Unlimited General Obligation Refunding Bonds
Series 2017
08/01/2029	4.000%	450,000	509,724
Town of Brookfield
Unlimited General Obligation Refunding Bonds
Series 2014
08/01/2025	5.000%	325,000	398,304
Town of Fairfield
Unlimited General Obligation Refunding Bonds
Series 2008
01/01/2020	5.000%	1,000,000	1,083,150
01/01/2022	5.000%	500,000	574,520
Town of Guilford
Unlimited General Obligation Refunding Bonds
Series 2016A
08/15/2029	4.000%	450,000	501,057
Town of Hamden
Unlimited General Obligation Bonds
Series 2014A (BAM)
08/15/2023	5.000%	320,000	365,168
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Town of North Haven
Unlimited General Obligation Bonds
Series 2007
07/15/2024	4.750%	1,150,000	1,356,114
07/15/2025	4.750%	1,150,000	1,370,167
Town of Ridgefield
Unlimited General Obligation Refunding Bonds
Series 2009
09/15/2020	5.000%	2,130,000	2,358,229
Town of Stratford
Unlimited General Obligation Refunding Bonds
Series 2014
12/15/2032	5.000%	600,000	681,528
Town of Trumbull
Unlimited General Obligation Refunding Bonds
Series 2009
09/15/2020	4.000%	575,000	605,216
09/15/2021	4.000%	600,000	630,390
Series 2017B
09/01/2030	4.000%	350,000	393,131
Total			26,838,878
Multi-Family 1.7%
Bridgeport Housing Authority
Revenue Bonds
Custodial Receipts Energy Performance
Series 2009
06/01/2022	5.000%	1,035,000	1,032,226
06/01/2023	5.000%	1,085,000	1,076,928
Total			2,109,154
Municipal Power 0.3%
Guam Power Authority(a)
Refunding Revenue Bonds
Series 2012A (AGM)
10/01/2024	5.000%	315,000	355,074
Pool / Bond Bank 2.9%
State of Connecticut Clean Water Fund - State Revolving Fund
Revenue Bonds
Green Bond
Series 2017A
05/01/2034	5.000%	3,000,000	3,577,410
Prep School 4.4%
Connecticut State Health & Educational Facility Authority
Revenue Bonds
Greenwich Academy
Series 2007E (AGM)
03/01/2026	5.250%	2,770,000	3,229,183

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia AMT-Free Connecticut Intermediate Muni Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
October 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Loomis Chaffe School
Series 2005F (AMBAC)
07/01/2027	5.250%	1,670,000	2,070,149
Total			5,299,332
Refunded / Escrowed 3.3%
City of Hartford
Prerefunded 04/01/21 Unlimited General Obligation Bonds
Series 2011A
04/01/2023	5.250%	1,325,000	1,489,737
04/01/2024	5.250%	1,325,000	1,489,737
City of New Britain
Unlimited General Obligation Refunding Bonds
Series 2016A Escrowed to Maturity (BAM)
03/01/2025	5.000%	10,000	12,211
Puerto Rico Highway & Transportation Authority(a)
Refunding Revenue Bonds
Series 2005BB Escrowed to Maturity (AGM)
07/01/2022	5.250%	895,000	1,037,735
Total			4,029,420
Retirement Communities 0.8%
Connecticut State Health & Educational Facility Authority(b)
Revenue Bonds
Church Home of Hartford, Inc.
Series 2016
09/01/2046	5.000%	1,000,000	1,025,780
Single Family 2.5%
Connecticut Housing Finance Authority
Refunding Revenue Bonds
Series 2016A-1
11/15/2045	4.000%	890,000	961,022
Subordinated Series 2017C-1
11/15/2027	2.800%	1,000,000	1,007,390
Subordinated Series 2017D-1
11/15/2032	3.200%	1,000,000	1,008,150
Total			2,976,562
Special Non Property Tax 7.8%
State of Connecticut Special Tax
Revenue Bonds
Transportation Infrastructure
Series 2009A
12/01/2019	4.500%	2,600,000	2,760,810
Series 2013A
10/01/2026	5.000%	2,845,000	3,260,626
Series 2014A
09/01/2025	5.000%	2,500,000	2,922,625
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Territory of Guam(a)
Revenue Bonds
Series 2011A
01/01/2031	5.000%	550,000	579,475
Total			9,523,536
Special Property Tax 1.8%
Harbor Point Infrastructure Improvement District
Tax Allocation Bonds
Harbor Point Project
Series 2010A
04/01/2022	7.000%	2,016,000	2,156,152
State Appropriated 3.1%
University of Connecticut
Revenue Bonds
Series 2009A
02/15/2023	5.000%	2,000,000	2,093,240
Series 2015A
02/15/2029	5.000%	1,500,000	1,720,335
Total			3,813,575
State General Obligation 3.7%
Connecticut Housing Finance Authority
Revenue Bonds
State Supported Special Obligation
Series 2009-10
06/15/2019	5.000%	1,000,000	1,057,930
State of Connecticut
Unlimited General Obligation Bonds
Series 2008B
04/15/2022	5.000%	2,800,000	2,844,548
Unlimited General Obligation Refunding Bonds
Series 2005B (AMBAC)
06/01/2020	5.250%	600,000	655,620
Total			4,558,098
Water & Sewer 9.6%
Greater New Haven Water Pollution Control Authority
Refunding Revenue Bonds
Series 2014B
08/15/2031	5.000%	1,000,000	1,157,140
Series 2016A
11/15/2028	4.000%	150,000	167,068
11/15/2029	4.000%	500,000	550,965
11/15/2030	4.000%	400,000	438,752
11/15/2031	4.000%	100,000	109,270
11/15/2032	4.000%	440,000	476,771

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free Connecticut Intermediate Muni Bond Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
October 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
South Central Connecticut Regional Water Authority
Refunding Revenue Bonds
20th Series 2007A (NPFGC)
08/01/2022	5.250%	1,370,000	1,597,680
08/01/2023	5.250%	500,000	594,975
27th Series 2012
08/01/2029	5.000%	2,945,000	3,376,207
29th Series 2014
08/01/2025	5.000%	500,000	586,975
32nd Series 2016B
08/01/2035	4.000%	1,750,000	1,883,700
Revenue Bonds
18th Series 2003B (NPFGC)
08/01/2029	5.250%	750,000	763,095
Total			11,702,598
Total Municipal Bonds (Cost $114,293,899)			118,791,953
Money Market Funds 0.4%
	Shares	Value ($)
Dreyfus Tax-Exempt Cash Management Fund, Institutional Shares, 0.680%(c)	479,549	479,549
Total Money Market Funds (Cost $479,549)		479,549
Total Investments (Cost: $114,773,448)		119,271,502
Other Assets & Liabilities, Net		2,413,863
Net Assets		121,685,365

Notes to Portfolio of Investments
(a)	Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At October 31, 2017, the value of these securities amounted to $1,972,284, which represents 1.62% of net assets.
(b)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At October 31, 2017, the value of these securities amounted to $1,025,780, which represents 0.84% of net assets.
(c)	The rate shown is the seven-day current annualized yield at October 31, 2017.
Abbreviation Legend
AGM	Assured Guaranty Municipal Corporation
AMBAC	Ambac Assurance Corporation
BAM	Build America Mutual Assurance Co.
NPFGC	National Public Finance Guarantee Corporation
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
•	Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia AMT-Free Connecticut Intermediate Muni Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
October 31, 2017
Fair value measurements  (continued)
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at October 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Total ($)
Investments
Municipal Bonds	—	118,791,953	—	118,791,953
Money Market Funds	479,549	—	—	479,549
Total Investments	479,549	118,791,953	—	119,271,502
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free Connecticut Intermediate Muni Bond Fund | Annual Report 2017	11

Statement of Assets and Liabilities
October 31, 2017
Assets
Investments in unaffiliated issuers, at cost	$114,773,448
Investments in unaffiliated issuers, at value	119,271,502
Cash	1,360,613
Receivable for:
Capital shares sold	54,891
Interest	1,385,155
Expense reimbursement due from Investment Manager	342
Prepaid expenses	714
Trustees’ deferred compensation plan	46,963
Total assets	122,120,180
Liabilities
Payable for:
Capital shares purchased	51,239
Distributions to shareholders	291,103
Management services fees	1,567
Distribution and/or service fees	162
Transfer agent fees	12,242
Compensation of board members	184
Compensation of chief compliance officer	6
Audit fees	29,693
Other expenses	1,656
Trustees’ deferred compensation plan	46,963
Total liabilities	434,815
Net assets applicable to outstanding capital stock	$121,685,365
Represented by
Paid in capital	116,844,918
Undistributed net investment income	154,700
Accumulated net realized gain	187,693
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	4,498,054
Total - representing net assets applicable to outstanding capital stock	$121,685,365
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia AMT-Free Connecticut Intermediate Muni Bond Fund | Annual Report 2017

Statement of Assets and Liabilities  (continued)
October 31, 2017
Class A
Net assets	$6,423,811
Shares outstanding	608,555
Net asset value per share	$10.56
Maximum offering price per share(a)	$10.89
Class C
Net assets	$3,914,060
Shares outstanding	370,872
Net asset value per share	$10.55
Class R4
Net assets	$510,837
Shares outstanding	48,462
Net asset value per share	$10.54
Class V(b)
Net assets	$10,456,420
Shares outstanding	991,937
Net asset value per share	$10.54
Maximum offering price per share(c)	$11.07
Class Y
Net assets	$10,028
Shares outstanding	948
Net asset value per share	$10.58
Class Z
Net assets	$100,370,209
Shares outstanding	9,511,446
Net asset value per share	$10.55

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.00% for Class A shares.
(b)	Prior to January 24, 2017, Class V shares were known as Class T shares.
(c)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 4.75% for Class V shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free Connecticut Intermediate Muni Bond Fund | Annual Report 2017	13

Statement of Operations
Year Ended October 31, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$3,536
Interest	4,661,951
Total income	4,665,487
Expenses:
Management services fees	629,541
Distribution and/or service fees
Class A	19,635
Class B(a)	75
Class C	47,776
Class V(b)	16,176
Transfer agent fees
Class A	12,559
Class B(a)	13
Class C	7,698
Class R4	1,164
Class V(b)	17,086
Class Y(c)	1
Class Z	174,929
Compensation of board members	20,950
Custodian fees	2,216
Printing and postage fees	15,142
Registration fees	18,569
Audit fees	32,483
Legal fees	3,843
Compensation of chief compliance officer	58
Other	(25,691)
Total expenses	994,223
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(201,139)
Fees waived by distributor
Class C	(14,338)
Expense reduction	(80)
Total net expenses	778,666
Net investment income	3,886,821
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	189,179
Net realized gain	189,179
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(4,163,278)
Net change in unrealized appreciation (depreciation)	(4,163,278)
Net realized and unrealized loss	(3,974,099)
Net decrease in net assets resulting from operations	$(87,278)

(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Prior to January 24, 2017, Class V shares were known as Class T shares.
(c)	Class Y shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia AMT-Free Connecticut Intermediate Muni Bond Fund | Annual Report 2017

Statement of Changes in Net Assets
	Year Ended October 31, 2017 (a)	Year Ended October 31, 2016
Operations
Net investment income	$3,886,821	$4,557,618
Net realized gain	189,179	590,010
Net change in unrealized appreciation (depreciation)	(4,163,278)	(1,107,943)
Net increase (decrease) in net assets resulting from operations	(87,278)	4,039,685
Distributions to shareholders
Net investment income
Class A	(212,452)	(254,935)
Class B(b)	(146)	(2,211)
Class C	(107,652)	(135,716)
Class R4	(21,180)	(40,115)
Class V(c)	(301,809)	(323,350)
Class Y	(202)	—
Class Z	(3,239,852)	(3,784,693)
Net realized gains
Class A	(39,500)	(15,347)
Class B(b)	(37)	(296)
Class C	(21,149)	(12,442)
Class R4	(5,090)	(2,456)
Class V(c)	(42,593)	(22,614)
Class Z	(473,569)	(246,638)
Total distributions to shareholders	(4,465,231)	(4,840,813)
Increase (decrease) in net assets from capital stock activity	(34,506,941)	4,518,949
Total increase (decrease) in net assets	(39,059,450)	3,717,821
Net assets at beginning of year	160,744,815	157,026,994
Net assets at end of year	$121,685,365	$160,744,815
Undistributed net investment income	$154,700	$151,191

(a)	Class Y shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
(b)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(c)	Prior to January 24, 2017, Class V shares were known as Class T shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free Connecticut Intermediate Muni Bond Fund | Annual Report 2017	15

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	October 31, 2017 (a)		October 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A(b)
Subscriptions (c)	154,732	1,642,887	335,086	3,685,920
Distributions reinvested	19,098	201,210	17,757	194,824
Redemptions	(573,715)	(6,047,598)	(85,781)	(941,770)
Net increase (decrease)	(399,885)	(4,203,501)	267,062	2,938,974
Class B(b)
Subscriptions	—	—	54	595
Distributions reinvested	—	—	149	1,637
Redemptions (c)	(920)	(10,306)	(13,452)	(147,724)
Net decrease	(920)	(10,306)	(13,249)	(145,492)
Class C
Subscriptions	16,198	170,196	60,354	663,978
Distributions reinvested	10,752	113,305	10,365	113,665
Redemptions	(184,821)	(1,955,180)	(144,425)	(1,586,341)
Net decrease	(157,871)	(1,671,679)	(73,706)	(808,698)
Class R4
Subscriptions	36,619	385,017	20,024	220,112
Distributions reinvested	2,468	25,945	3,856	42,259
Redemptions	(117,497)	(1,233,880)	(14,349)	(156,244)
Net increase (decrease)	(78,410)	(822,918)	9,531	106,127
Class V(d)
Subscriptions	6,914	72,783	4,164	45,651
Distributions reinvested	18,712	196,995	17,230	188,778
Redemptions	(97,053)	(1,024,821)	(42,757)	(468,961)
Net decrease	(71,427)	(755,043)	(21,363)	(234,532)
Class Y
Subscriptions	949	10,013	—	—
Redemptions	(1)	(10)	—	—
Net increase	948	10,003	—	—
Class Z
Subscriptions	1,325,318	13,972,291	1,564,355	17,151,989
Distributions reinvested	20,768	218,941	18,857	206,857
Redemptions	(3,909,331)	(41,244,729)	(1,340,711)	(14,696,276)
Net increase (decrease)	(2,563,245)	(27,053,497)	242,501	2,662,570
Total net increase (decrease)	(3,270,810)	(34,506,941)	410,776	4,518,949

(a)	Class Y shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
(b)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(c)	Includes conversions of Class B shares to Class A shares, if any.
(d)	Prior to January 24, 2017, Class V shares were known as Class T shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia AMT-Free Connecticut Intermediate Muni Bond Fund | Annual Report 2017

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Columbia AMT-Free Connecticut Intermediate Muni Bond Fund | Annual Report 2017	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
10/31/2017	$10.86	0.29	(0.26)	0.03	(0.29)	(0.04)
10/31/2016	$10.91	0.29	(0.03)	0.26	(0.29)	(0.02)
10/31/2015	$11.06	0.30	(0.13)	0.17	(0.30)	(0.02)
10/31/2014	$10.85	0.31	0.21	0.52	(0.31)	—
10/31/2013	$11.34	0.29	(0.44)	(0.15)	(0.29)	(0.05)
Class C
10/31/2017	$10.86	0.24	(0.27)	(0.03)	(0.24)	(0.04)
10/31/2016	$10.91	0.24	(0.03)	0.21	(0.24)	(0.02)
10/31/2015	$11.06	0.25	(0.13)	0.12	(0.25)	(0.02)
10/31/2014	$10.85	0.26	0.21	0.47	(0.26)	—
10/31/2013	$11.34	0.25	(0.44)	(0.19)	(0.25)	(0.05)
Class R4
10/31/2017	$10.84	0.31	(0.26)	0.05	(0.31)	(0.04)
10/31/2016	$10.90	0.32	(0.04)	0.28	(0.32)	(0.02)
10/31/2015	$11.05	0.33	(0.13)	0.20	(0.33)	(0.02)
10/31/2014	$10.84	0.34	0.21	0.55	(0.34)	—
10/31/2013 (e)	$11.19	0.20	(0.35)	(0.15)	(0.20)	—
Class V(g)
10/31/2017	$10.85	0.30	(0.27)	0.03	(0.30)	(0.04)
10/31/2016	$10.90	0.30	(0.03)	0.27	(0.30)	(0.02)
10/31/2015	$11.05	0.31	(0.12)	0.19	(0.32)	(0.02)
10/31/2014	$10.85	0.32	0.21	0.53	(0.33)	—
10/31/2013	$11.34	0.31	(0.45)	(0.14)	(0.30)	(0.05)
Class Y
10/31/2017 (h)	$10.55	0.21	0.03 (i)	0.24	(0.21)	—
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia AMT-Free Connecticut Intermediate Muni Bond Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.33)	$10.56	0.28%	0.93% (c)	0.77% (c),(d)	2.71%	6%	$6,424
(0.31)	$10.86	2.40%	0.98%	0.81% (d)	2.64%	12%	$10,952
(0.32)	$10.91	1.60%	0.99%	0.81% (d)	2.76%	6%	$8,090
(0.31)	$11.06	4.83%	0.99%	0.81% (d)	2.81%	12%	$7,711
(0.34)	$10.85	(1.34%)	0.97%	0.80% (d)	2.67%	9%	$9,016

(0.28)	$10.55	(0.27%)	1.68% (c)	1.23% (c),(d)	2.26%	6%	$3,914
(0.26)	$10.86	1.94%	1.73%	1.26% (d)	2.20%	12%	$5,742
(0.27)	$10.91	1.14%	1.74%	1.26% (d)	2.32%	6%	$6,574
(0.26)	$11.06	4.37%	1.74%	1.24% (d)	2.38%	12%	$6,264
(0.30)	$10.85	(1.74%)	1.72%	1.20% (d)	2.26%	9%	$6,977

(0.35)	$10.54	0.54%	0.66% (c)	0.51% (c),(d)	2.96%	6%	$511
(0.34)	$10.84	2.56%	0.73%	0.56% (d)	2.89%	12%	$1,376
(0.35)	$10.90	1.86%	0.74%	0.56% (d)	3.04%	6%	$1,279
(0.34)	$11.05	5.13%	0.74%	0.56% (d)	3.08%	12%	$416
(0.20)	$10.84	(1.36%)	0.62% (f)	0.56% (d),(f)	2.92% (f)	9%	$2

(0.34)	$10.54	0.28%	0.83% (c)	0.68% (c),(d)	2.80%	6%	$10,456
(0.32)	$10.85	2.50%	0.88%	0.71% (d)	2.75%	12%	$11,536
(0.34)	$10.90	1.72%	0.89%	0.71% (d)	2.87%	6%	$11,823
(0.33)	$11.05	4.93%	0.89%	0.71% (d)	2.91%	12%	$12,431
(0.35)	$10.85	(1.25%)	0.87%	0.70% (d)	2.76%	9%	$13,287

(0.21)	$10.58	2.31%	0.56% (f)	0.45% (f)	3.02% (f)	6%	$10
Columbia AMT-Free Connecticut Intermediate Muni Bond Fund | Annual Report 2017	19

Financial Highlights  (continued)
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class Z
10/31/2017	$10.86	0.31	(0.27)	0.04	(0.31)	(0.04)
10/31/2016	$10.91	0.32	(0.03)	0.29	(0.32)	(0.02)
10/31/2015	$11.06	0.33	(0.13)	0.20	(0.33)	(0.02)
10/31/2014	$10.85	0.33	0.21	0.54	(0.33)	—
10/31/2013	$11.34	0.32	(0.44)	(0.12)	(0.32)	(0.05)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

	Class A	Class C	Class R4	Class V	Class Z
10/31/2017	0.04%	0.03%	0.05%	0.03%	0.03%

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Class R4 shares commenced operations on March 19, 2013. Per share data and total return reflect activity from that date.
(f)	Annualized.
(g)	Prior to January 24, 2017, Class V shares were known as Class T shares.
(h)	Class Y shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(i)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia AMT-Free Connecticut Intermediate Muni Bond Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.35)	$10.55	0.44%	0.68% (c)	0.53% (c),(d)	2.95%	6%	$100,370
(0.34)	$10.86	2.66%	0.73%	0.56% (d)	2.90%	12%	$131,129
(0.35)	$10.91	1.85%	0.74%	0.56% (d)	3.02%	6%	$129,107
(0.33)	$11.06	5.09%	0.74%	0.56% (d)	3.06%	12%	$137,832
(0.37)	$10.85	(1.10%)	0.72%	0.55% (d)	2.91%	9%	$152,543
Columbia AMT-Free Connecticut Intermediate Muni Bond Fund | Annual Report 2017	21

Notes to Financial Statements
October 31, 2017
Note 1. Organization
Columbia AMT-Free Connecticut Intermediate Muni Bond Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased without an initial sales charge are subject to a contingent deferred sales charge (CDSC) of 0.75% on certain investments of $500,000 or more if redeemed within 12 months after purchase.
Class B shares of the Fund are no longer offered for sale. When available, Class B shares were subject to a maximum CDSC of 3.00% based upon the holding period after purchase. Effective July 17, 2017, Class B shares were automatically converted to Class A shares without a CDSC. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class B shares was redeemed without a CDSC.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus. Effective November 1, 2017, Class R4 shares were renamed Advisor Class shares.
Class V shares are subject to a maximum front-end sales charge of 4.75% based on the investment amount. Class V shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a CDSC if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase. Class V shares are available only to investors who received (and who have continuously held) Class V shares in connection with previous fund reorganizations. Prior to January 24, 2017, Class V shares were known as Class T shares.
Class Y shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Class Y shares commenced operations on March 1, 2017. Effective November 1, 2017, Class Y shares were renamed Institutional 3 Class shares.
Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus. Effective November 1, 2017, Class Z shares were renamed Institutional Class shares.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund received a reimbursement for expenses overbilled by a third party. Such reimbursement is included as an offset to other expenses on the Statement of Operations. All fee waivers and expense reimbursements by Columbia Management Investment Advisers, LLC and its affiliates were applied before giving effect to the third party reimbursement.
22	Columbia AMT-Free Connecticut Intermediate Muni Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
October 31, 2017
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Columbia AMT-Free Connecticut Intermediate Muni Bond Fund | Annual Report 2017	23

Notes to Financial Statements  (continued)
October 31, 2017
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its net tax-exempt and investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.47% to 0.31% as the Fund’s net assets increase. The effective management services fee rate for the year ended October 31, 2017 was 0.47% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.
24	Columbia AMT-Free Connecticut Intermediate Muni Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
October 31, 2017
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective August 1, 2017, total transfer agency fees for Class Y shares are subject to an annual limitation of not more than 0.02% of the average daily net assets attributable to Class Y shares. Prior to August 1, 2017, the limitation was 0.025% for Class Y shares.
For the year ended October 31, 2017, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.16
Class B	0.13 (a),(b)
Class C	0.16
Class R4	0.16
Class V	0.16
Class Y	0.02 (c)
Class Z	0.16

(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Unannualized.
(c)	Annualized.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2017, these minimum account balance fees reduced total expenses of the Fund by $80.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Columbia AMT-Free Connecticut Intermediate Muni Bond Fund | Annual Report 2017	25

Notes to Financial Statements  (continued)
October 31, 2017
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% of the average daily net assets attributable to Class B and Class C shares of the Fund. As a result of all Class B shares of the Fund being redeemed or converted to Class A shares, August 4, 2017 was the last day the Fund paid a service fee or distribution fee for Class B shares.
The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the distribution fee does not exceed 0.45% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.
Shareholder services fees
The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class V shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund’s average daily net assets attributable to Class V shares (comprised of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.15% of the Fund’s average daily net assets attributable to Class V shares.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended October 31, 2017, if any, are listed below:
Amount ($)
Class A	1,061
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	March 1, 2017 through February 28, 2018	Prior to March 1, 2017
Class A	0.81%	0.81%
Class C	1.56	1.56
Class R4	0.56	0.56
Class V	0.71	0.71
Class Y	0.455	–
Class Z	0.56	0.56
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods. Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.
26	Columbia AMT-Free Connecticut Intermediate Muni Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
October 31, 2017
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At October 31, 2017, these differences are primarily due to differing treatment for re-characterization of distributions for investments, trustees’ deferred compensation, distributions and market discount sold. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(19)	20	(1)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended October 31, 2017				Year Ended October 31, 2016
Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)
27,526	3,855,767	581,938	4,465,231	302	4,540,718	299,793	4,840,813
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At October 31, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed tax- exempt income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	492,765	187,693	—	4,498,054
At October 31, 2017, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
114,773,448	4,945,749	(447,695)	4,498,054
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $8,164,222 and $37,437,366, respectively, for the year ended October 31, 2017. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Columbia AMT-Free Connecticut Intermediate Muni Bond Fund | Annual Report 2017	27

Notes to Financial Statements  (continued)
October 31, 2017
Note 6. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended October 31, 2017.
Note 7. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Geographic concentration risk
Because the Fund invests substantially in municipal securities issued by the state identified in the Fund’s name and political sub-divisions of that state, the Fund will be particularly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes impacting the state’s financial, economic or other condition and prospects. In addition, because of the relatively small number of issuers of tax-exempt securities in the state, the Fund may invest a higher percentage of assets in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of municipal and other securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.
28	Columbia AMT-Free Connecticut Intermediate Muni Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
October 31, 2017
Shareholder concentration risk
At October 31, 2017, one unaffiliated shareholder of record owned 79.2% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 8. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 9. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia AMT-Free Connecticut Intermediate Muni Bond Fund | Annual Report 2017	29

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia AMT-Free Connecticut Intermediate Muni Bond Fund
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia AMT-Free Connecticut Intermediate Muni Bond Fund (the “Fund”, a series of Columbia Funds Series Trust I) as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Minneapolis, MN
December 21, 2017
30	Columbia AMT-Free Connecticut Intermediate Muni Bond Fund | Annual Report 2017

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended October 31, 2017. Shareholders will be notified in early 2018 of the amounts for use in preparing 2017 income tax returns.
Capital gain dividend	Exempt- interest dividends
$198,659	99.29%
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Exempt-interest dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes.
Columbia AMT-Free Connecticut Intermediate Muni Bond Fund | Annual Report 2017	31

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) since September 2007	66	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	66	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	66	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	66	Director, CSX Corporation; Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
32	Columbia AMT-Free Connecticut Intermediate Muni Bond Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Charles R. Nelson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	66	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	66	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	66	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	66	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
Columbia AMT-Free Connecticut Intermediate Muni Bond Fund | Annual Report 2017	33

TRUSTEES AND OFFICERS  (continued)
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	66	Board of Governors, Gateway Healthcare since January 2016; Trustee, New Century Portfolios since March 2015; and Director, The Autism Project since March 2015
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Partners (investment consulting services to institutions) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	66	Healthcare Services for Children with Special Needs
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	189	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, contacting your financial intermediary or visiting
investor.columbiathreadneedleus.com.
34	Columbia AMT-Free Connecticut Intermediate Muni Bond Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia AMT-Free Connecticut Intermediate Muni Bond Fund | Annual Report 2017	35

Board Consideration and Approval of Management
Agreement
On June 14, 2017, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia AMT-Free Connecticut Intermediate Muni Bond Fund (the Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager and others before determining to approve the continuation of the Management Agreement.
In connection with their deliberations regarding the continuation of the Management Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 27, 2017, April 26, 2017 and June 13, 2017 and at Board meetings held on March 28, 2017 and June 14, 2017. In addition, the Board considers matters bearing on the Management Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations.
On June 13, 2017, the Committee recommended that the Board approve the continuation of the Management Agreement. On June 14, 2017, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement for the Fund.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement for the Fund included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through February 28, 2018 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Management Agreement;
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution, transfer agency and shareholder services to the Fund;
•	Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
36	Columbia AMT-Free Connecticut Intermediate Muni Bond Fund | Annual Report 2017

Board Consideration and Approval of Management
Agreement  (continued)
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager’s compliance system by the Fund’s Chief Compliance Officer; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the Management Agreement
The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency and shareholder services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager’s experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the independent third-party data provider, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons. Although the Fund’s performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Management Agreement. Those factors included one or more of the following: (i) that the Fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund’s investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund’s investment strategy; (iii) that the Fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund’s investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.
The Committee and the Board noted that, through December 31, 2016, the Fund’s performance was in the fifty-fourth, seventy-fourth and seventieth percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.
The Committee and the Board also considered the Investment Manager’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to warrant the continuation of the Management Agreement.
Columbia AMT-Free Connecticut Intermediate Muni Bond Fund | Annual Report 2017	37

Board Consideration and Approval of Management
Agreement  (continued)
Investment management fee rates and other expenses
The Committee and the Board considered the management fees charged to the Fund under the Management Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund’s total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent third-party data provider and the independent fee consultant. The Committee and the Board noted that, as of December 31, 2016, the Fund’s actual management fee and net total expense ratio are both ranked in the first quintile (where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services it provides to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund, in light of other considerations, warranted the continuation of the Management Agreement.
Costs of services provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund.
The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2016 to profitability levels realized in 2015. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.
38	Columbia AMT-Free Connecticut Intermediate Muni Bond Fund | Annual Report 2017

Board Consideration and Approval of Management
Agreement  (continued)
In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement.
Other benefits to the Investment Manager
The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide distribution, transfer agency and shareholder services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement.
Columbia AMT-Free Connecticut Intermediate Muni Bond Fund | Annual Report 2017	39

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
40	Columbia AMT-Free Connecticut Intermediate Muni Bond Fund | Annual Report 2017

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia AMT-Free Connecticut Intermediate Muni Bond Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2017 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN131_10_G01_(12/17)

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Douglas A. Hacker, David M. Moffett and Anne-Lee Verville, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Hacker, Mr. Moffett and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the six series of the registrant whose reports to stockholders are included in this annual filing. One series liquidated on August 25, 2016 and the fees incurred by this series through its liquidation date are included in the response to this Item. One series changed its fiscal year end to August 31.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended October 31, 2017 and October 31, 2016 are approximately as follows:

2017	2016
$178,700	$163,900

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended October 31, 2017 and October 31, 2016 are approximately as follows:

2017	2016
$2,400	$2,800

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above. In fiscal years 2017 and 2016, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports.

During the fiscal years ended October 31, 2017 and October 31, 2016, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended October 31, 2017 and October 31, 2016 are approximately as follows:

2017	2016
$17,400	$20,400

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended October 31, 2017 and October 31, 2016, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended October 31, 2017 and October 31, 2016 are approximately as follows:

2017	2016
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended October 31, 2017 and October 31, 2016 are approximately as follows:

2017	2016
$225,000	$225,000

In fiscal years 2017 and 2016, All Other Fees primarily consists of fees billed for internal control examinations of the registrant’s transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) 100% of the services performed for items (b) through (d) above during 2017 and 2016 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant during the fiscal years ended October 31, 2017 and October 31, 2016 are approximately as follows:

2017	2016
$244,800	$248,000

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)	There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	December 21, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	December 21, 2017

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	December 21, 2017